                                            SEMIANNUAL REPORT
                                            FEBRUARY 28, 2003

PRUDENTIAL
MUNICIPAL SERIES FUND/
FLORIDA SERIES

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt
from federal income taxes, consistent with the preservation of capital and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               Prudential Financial (LOGO)

Prudential Municipal Series Fund       Florida Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential
Municipal Series Fund/Florida Series (the
Series) is to maximize current income that is exempt from federal income taxes, consistent with the preservation of capital, and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax. However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT.
There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total
investments as of 2/28/03.

     38.0%    Revenue Bonds
     34.0     General Obligation Bonds
     11.0     Miscellaneous
      9.0     Prerefunded
      8.0     Cash & Equivalents

Portfolio composition is subject to change

Credit Quality

Expressed as a percentage of total
investments as of 2/28/03.

     1.1%     AAA
     53.3     AAA Insured
     15.3     AA
      5.3     A
      5.8     BBB
      7.8     Cash & Equivalents
     11.4     Not Rated* (Prudential ratings used):

     Breakout:     2.2     AAA
                   4.4     BB
                   3.1     B
                   1.7     Other

*Not-rated bonds are believed to be of
 comparable quality to rated investments.
 Credit quality is subject to change.

Ten Largest Issuers

Expressed as a percentage of total
investments as of 2/28/03.

     5.4%    Orlando Utils. Cmnty. Wtr. & Elec. Rev.
     5.0     Florida St. Brd. of Ed.Lottery Rev.
     4.6     Broward Cnty. Florida Sch. Brd. Certs.
     3.7     Jacksonville Elec. Auth. Rev.
     3.6     Osceola Cnty. Infrastructure Sales
             Surtax
     3.5     Florida St. Dept. Environ. Protection
             Preservation Rev.
     3.0     Miami Homeland Defense/
             Neighborhood
     2.8     Florida Hsg. Fin. Corp. Rev.
     2.5     Lakeland Elec. & Wtr. Rev.**
     2.4     Hillsborough Cnty. Florida Aviation
             Auth. Rev.

**Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

Holdings are subject to change.

                            www.prudential.com   (800) 225-1852

Semiannual Report     February 28, 2003

     Cumulative Total Returns1                        As of 2/28/03

                                 Six Months  One Year  Five Years     Ten Years     Since Inception2
Class A                             3.33%     6.72%      28.81%    72.95% (66.70)   125.68% (112.71)
Class B                             3.20      6.46       27.06          N/A          63.43   (60.40)
Class C                             3.07      6.19       25.50          N/A          61.13   (56.05)
Class Z                             3.46      6.99       30.25          N/A          42.94   (42.67)
Lehman Brothers Muni Bond Index3    3.36      7.67       34.31         84.67              ***
Lipper FL Muni Debt Funds Avg.4     2.76      6.41       26.01         69.12              ****

     Average Annual Total Returns1                            As of 3/31/03

                               One Year  Five Years   Ten Years    Since Inception2
Class A                          5.33%     4.56%     5.49% (5.11)   6.61% (6.09)
Class B                          3.32      4.75         N/A         5.84  (5.61)
Class C                          5.98      4.44         N/A         4.95  (4.59)
Class Z                          8.97      5.43         N/A         5.84  (5.81)
Lehman Bros. Muni Bond Index3    9.89      6.07         6.45           ***
Lipper FL Muni Debt Funds Avg.4  8.35      4.69         5.55          ****

     Distributions and Yields                               As of 2/28/03

                                             Taxable Equivalent 30-Day Yield5
          Total Distributions      30-Day             at Tax Rates of
          Paid for Six Months     SEC Yield           35.0%     38.6%
Class A          $0.24              2.86%             4.40%     4.66%
Class B          $0.23              2.70              4.15      4.40
Class C          $0.21              2.43              3.74      3.96
Class Z          $0.25              3.20              4.92      5.21

Past performance is not indicative of future
results. Principal value and investment
return will fluctuate so that an investor's
shares, when redeemed, may be worth more or
less than their original cost. 1Source:
Prudential Investments LLC., Lehman
Brothers, and Lipper Inc. The cumulative
total returns do not take into account
applicable sales charges. If reflected, the
applicable sales charges would reduce the
performance quoted. The average annual total
returns do take into account applicable
sales charges. Without the distribution and
service (12b-1) fee waiver of 0.05% and
0.25% for Class A and C shares respectively,
the returns would have been lower. The
Series charges a maximum front-end sales
charge of 3% for Class A shares, and a 12b-1
fee of up to 0.30% annually. In some
circumstances, Class A shares may not be
subject to a front-end sales charge, but may
be subject to a 1% contingent deferred sales
charge (CDSC) for the first year. Class B
shares are subject to a declining CDSC of
5%, 4%, 3%, 2%, 1%, and 1% for six years
respectively after purchase, and a 12b-1 fee
of 0.50% annually. Approximately seven years
after purchase, Class B shares will
automatically convert to Class A shares on a
quarterly basis. Class C shares are subject
to a front-end sales charge of 1% and a CDSC
of 1% for shares redeemed within 18 months
of purchase, and a 12b-1 fee of up to 1.00%
annually. Class Z shares are not subject to
a sales charge or 12b-1 fees. Without waiver
of management fees and/or expense
subsidization, the Series' returns would
have been lower, as indicated in
parentheses. The returns in the tables above
do not reflect the deduction of taxes that a
shareholder would pay on fund distributions
or following the redemption of fund shares.
2Inception dates: Class A, 12/28/90; Class
B, 8/1/94; Class C, 7/26/93; and Class Z,
12/6/96. 3The Lehman Brothers Municipal
(Muni) Bond Index is an unmanaged index of
over 39,000 long-term investment-grade
municipal bonds. Investors cannot invest
directly in an index. 4The Lipper Average
represents returns based on an average of
all funds in each share class in the Lipper
Florida Municipal (Muni) Debt Funds category
for the periods noted. Funds in the Lipper
Single-State Muni Debt Funds Average limit
their assets to those securities that are
exempt from taxation in a specified state
(double tax-exempt) or city (triple tax-
exempt). 5Taxable equivalent yields reflect
federal and applicable state tax rates. The
returns for the Lehman Bros. Muni Bond Index
and the Lipper FL Muni Debt Funds Average
would be lower if they included the effects
of sales charges or taxes, and in the case
of the Lehman Bros. Muni Bond Index,
operating expenses. *** Lehman Bros. Muni
Bond Index Since Inception cumulative
returns as of 2/28/03 are 136.22% for Class
A, 77.18% for Class B, 80.50% for Class C,
and 47.59% for Class Z. Lehman Bros. Muni
Bond Index Since Inception average annual
returns as of 3/31/03 are 7.27% for Class A,
6.83% for Class B, 6.31% for Class C, and
6.35% for Class Z. **** Lipper Since
Inception cumulative returns as of 2/28/03
are 117.68% for Class A, 64.60% for Class B,
65.58% for Class C, and 37.73% for Class Z.
Lipper Since Inception average annual
returns as of 3/31/03 are 6.56% for Class A,
5.92% for Class B, 5.35% for Class C, and
5.19% for Class Z.
                                         1

Prudential Financial (LOGO)      April 15, 2003

DEAR SHAREHOLDER,
Conditions in the municipal bond market
fluctuated widely during the Florida Series' six-month reporting period ended February
28, 2003. Nevertheless, a back-to-basics approach to investing that favors bonds and other relatively conservative assets prevailed in the financial markets. Bond funds, including those that invest in municipal debt securities, benefited accordingly.

For the reporting period, the Series' Class
A shares trailed the Lehman Brothers
Municipal Bond Index (the Index) by a narrow margin. However, Class A shares returned more than the average comparable fund, as tracked by the Lipper Florida Municipal Debt
Funds Average (the Lipper Average). On the following pages, the Series' management team describes conditions in the municipal bond market and explains the Series' performance.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines--a point of stability in today's turbulent markets. At Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in
Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,


Judy A. Rice, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund       Florida Series

Semiannual Report     February 28, 2003

INVESTMENT ADVISER'S REPORT

MUNICIPAL BONDS EDGED HIGHER IN VOLATILE PERIOD
Our six-month reporting period that began
September 1, 2002 was a time of heightened volatility in the municipal bond market. A temporary rebound in the stock market, a large supply of new tax-exempt securities, a change in U.S. monetary policy, and geopolitical developments drove the large swings in municipal bond prices. We maintained an investment strategy that provided the Series with flexibility to respond readily to changing market conditions.

Early in our reporting period, municipal bonds gained in value to such an extent that a correction in the market was virtually inevitable. Therefore, when the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued municipal bonds in October.

The sell-off in municipal bonds soon turned into a rally. Investors began to pay higher prices (and accept lower yields) for tax-exempt securities, anticipating that the
Federal Reserve (the Fed) would lower
borrowing costs to stimulate economic
growth. In November, the Fed cut the rate banks charge each other for overnight loans by half a percentage point to 1.25%, the lowest level in 41 years.

Municipal bond prices edged higher in
December and for much of the remainder of
our reporting period, albeit in an uneven
pattern. There was speculation that the Fed
would soon cut rates again to help the
fragile economic recovery. Data indicated
that the threat of war with Iraq, rising oil
prices, and a weak job market had hurt
consumer spending, the main engine of
economic growth.
                                            3

Prudential Municipal Series Fund       Florida Series

Semiannual Report     February 28, 2003

FLORIDA WEATHERS TOUGH ECONOMIC TIMES
Although Florida's revenues have dwindled in the challenging economic environment, it has benefited from the fact that it does not rely upon personal income tax. The Sunshine
State's primary source of revenue is sales tax, which has suffered minimally. While fiscal pressures exist, we expect Florida to continue to demonstrate sound financial practices. Moreover, we believe the economy of Florida may benefit from current international tensions as tourists eschew foreign travel in favor of domestic travel, which may increase the Sunshine State's sales tax revenues.

INCREASED EXPOSURE TO BONDS RATED AAA
Given the fiscal challenges facing Florida and the frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important characteristics.
The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality,
insured and uninsured bonds rated AAA
(including not-rated bonds considered AAA by Prudential) accounted for 57% of the Series' total investments as of February 28, 2003, up from 51% as of August 31, 2002. The uncertainty fostered by the threat of war with Iraq and deteriorating economic conditions bolstered the appeal of insured municipal bonds, which performed better than lower-quality municipal bonds for the six months under review, based on the Lehman
Brothers Insured Bond Index. Municipal bonds of below-investment-grade quality rated BB or lower (including not-rated bonds considered BB or lower by Prudential) comprised 7.5% of the Series' total investments at the end of our reporting period, down from roughly 10% six months earlier.

                        www.prudential.com   (800) 225-1852

TIMELY SHIFT IN SERIES' ASSET ALLOCATION
In the volatile interest-rate environment, we maintained a barbell strategy that focused on two types of bonds. One side of our barbell emphasized AAA-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discounted prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher.

The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income. These bonds are considered to have defensive characteristics, as their prices tend to hold up relatively well when the municipal bond market sells off. The bonds are attractive to investors who want the solid income that they provide.

We periodically adjusted our coupon barbell strategy as needed. When the municipal bond market began to correct in early October as previously discussed, we trimmed the Series' exposure to zero coupon bonds and long-term deeply discounted bonds that pay interest income semiannually. We reinvested the proceeds in additional intermediate-term higher-coupon bonds. For example, we sold general obligation bonds of the Commonwealth of Puerto Rico with a zero coupon due July 1, 2016, and bought bonds of Broward County
Florida Airport System with a 5.25% coupon due October 1, 2010. This shift in asset allocation shortened the Series' duration, a measure of its sensitivity to changes in the level of interest rates that is expressed in years. A shorter duration helped protect the value of the Series as municipal bond prices fell to their lowest level of the reporting period in October.

While we made further adjustments to the
Series' duration as our fiscal
half-year continued, the October move was
the most crucial from a strategic
perspective. We believe this timely change
in asset allocation enhanced the
                                        5

Prudential Municipal Series Fund       Florida Series

Semiannual Report     February 28, 2003

Series' performance relative to its Lipper Average during our reporting period.

Another development that benefited the
Series involved bonds of Wisconsin State
Health and Educational Facilities Authority for the Oakwood Village Project, a life-care community. Oakwood Village offered to buyback the bonds from investors as part of an effort to restructure its debt. We were able to sell the bonds back at a very attractive profit.

LOOKING AHEAD
We will look for strong investment
opportunities among newly issued municipal bonds. During 2003, we expect the volume of new tax-exempt securities to exceed the total in 2002 as state and local governments turn increasingly to the bond market to raise money that will help close their budget gaps. We aim to take advantage of temporary pricing discrepancies that emerge when new municipal bonds are issued at what we believe are undervalued levels. This can occur for various reasons such as when there is a glut of new bonds or when investors overreact to problems confronting an issuer.

Florida Series Management Team

                                             SEMIANNUAL REPORT
                                             FEBRUARY 28, 2003


PRUDENTIAL
MUNICIPAL SERIES FUND/
FLORIDA SERIES


                                              FINANCIAL STATEMENTS

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  91.2%
Arbor Greene Cmnty. Dev. Dist.,
 Florida Assmt. Rev.               NR             5.75%         5/01/06   $     111       $    111,596
 Florida Assmt. Rev.               NR             6.50          5/01/07         190            192,430
 Florida Assmt. Rev.               NR             6.30          5/01/19         325            330,259
Bayside Impvt. Cmnty. Dev.
 Dist., Florida Cap. Impvt.
 Rev., Ser. A                      NR             6.30          5/01/18       1,000          1,012,530
Broward Cnty. Florida Apt. Sys.
 Rev., Pass. Facs., Conv. Lien,
 Ser. H1, A.M.T., A.M.B.A.C.       Aaa            5.25         10/01/10       1,730          1,876,531
Broward Cnty. Florida Sch. Brd.
 Certs., M.B.I.A.                  Aaa            5.25          7/01/15       3,750          4,190,812
Broward Cnty. Res. Recov. Rev.
 Ref., Wheelabrator, Ser. A        A3             5.50         12/01/08       1,000          1,112,250
California St. Dept., Wtr. Res.
 Pwr. Sup. Rev., Ser. A,
 A.M.B.A.C.                        Aaa            5.50          5/01/14       1,000          1,135,180
Collier Cnty. Sch. Brd., Ctfs.
 of Part., F.S.A.                  Aaa            5.375         2/15/21       1,000          1,073,090
Dade Cnty. Aviation Dept. Rev.,
 Ser. B, A.M.T., M.B.I.A.          Aaa            6.00         10/01/24       1,500(b)       1,615,140
Dade Cnty. Hlth. Facs. Auth.
 Rev., Baptist Hosp. of Miami
 Proj., Ser. A, E.T.M., M.B.I.A.   Aaa            6.75          5/01/08         500(d)         567,115
Duval Cnty. Hsg. Fin. Auth.
 Rev., Sngl. Fam. Mtge., A.M.T.,
 G.N.M.A.                          NR             8.375        12/01/14           5              5,204
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G,
 A.M.T.                            NR             6.60          7/01/38       1,194          1,137,559
 Westchase Apts., Ser. B, A.M.T.   NR             6.61          7/01/38       1,490          1,429,834

    8                                      See Notes to Financial Statements

   Prudential Municipal Series Fund     Florida Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Florida St. Brd. Ed. Cap.
 Outlay, Pub. Ed., Ser. C,
 F.G.I.C., G.O.                    Aaa            5.50%         6/01/16   $   1,000       $  1,123,770
Florida St. Brd. Ed. Lottery
 Rev.,
 Ser. A, F.G.I.C.                  Aaa            5.75          7/01/19       1,500          1,680,660
 Ser. C, F.G.I.C.                  Aaa            5.00          7/01/16       2,700          2,875,473
Florida St. Dept. Environ.
 Protection Preservation Rev.,
 Florida Forever, Ser. A,
 M.B.I.A.                          Aaa            5.25          7/01/17       2,950          3,221,606
Florida St. Mun. Pwr. Agcy.
 Rev., Ref., Stanton II Proj.,
 A.M.B.A.C.                        Aaa            5.50         10/01/17       1,120          1,256,494
Greyhawk Landing Cmnty. Dev.
 Dist. Rev., Spec. Assmt. Rev.,
 Ser. B                            NR             6.25          5/01/09       1,490          1,500,445
Highlands Cnty. Florida Hlth.
 Facs. Auth. Rev., Hosp.
 Adventist/Sunbelt, Ser. A         A3             6.00         11/15/31       1,000          1,053,880
Hillsborough Cnty. Florida
 Aviation Auth. Rev., Tampa
 Intl. Arpt., Ser. A, A.M.T.,
 M.B.I.A                           Aaa            5.50         10/01/15       2,000          2,209,560
Hillsborough Cnty. Florida Indl.
 Dev. Auth., Cigarette Tax
 Alloc., H Lee Moffitt Cancer
 Proj.,
 Ser. B, A.M.B.A.C                 Aaa            5.50          9/01/16       1,840          2,081,390
Indigo Cmnty. Dev. Dist. Cap.
 Impvt. Rev., Ser. B               NR             6.40          5/01/06       1,405          1,409,229
Jacksonville Elec. Auth. Rev.,
 Elec. Sys., Ser. A                Aa2            6.00         10/01/30       1,000          1,095,410
 St. Johns Rvr. Pwr. Park
 Issue 2, Ser. 7                   Aa2            Zero         10/01/10       3,000          2,318,730
Jacksonville Sales Tax Rev.,
 A.M.B.A.C.                        Aaa            5.50         10/01/18       1,000          1,106,590
 F.G.I.C.                          Aaa            5.375        10/01/18       1,000          1,101,070
Jacksonville Swr. & Solid Wste.
 Disp. Facs. Rev., Anheuser
 Busch Proj., A.M.T.               A1             5.875         2/01/36       1,000          1,043,140

    See Notes to Financial Statements                                      9

   Prudential Municipal Series Fund     Florida Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Jacksonville Wtr. & Swr. Dev.
 Rev., United Wtr. Proj.,
 A.M.T., A.M.B.A.C.                Aaa            6.35%         8/01/25   $   1,500       $  1,650,135
Lakeland Elec. & Wtr. Rev.         AA-(c)         5.625        10/01/36       2,000(b)       2,314,580
Lexington Oaks Cmnty. Dev. Dist.
 Rev., Ser. B                      NR             6.70          5/01/07         215            219,588
Maryland St. Hlth. & Higher Ed.
 Facs., Auth. Rev.                 Baa1           6.75          7/01/30         500            551,145
Miami Dade Cnty. Florida Sch.
 Brd., Ser. A, F.S.A.              Aaa            6.00         10/01/17       1,000          1,160,670
Miami Homeland
 Defense/Neighborhood, M.B.I.A.,
 G.O.                              Aaa            5.50          1/01/20       2,000          2,181,000
Miami Spec. Oblig., Admn. Bldg.
 Acquis. Proj., F.G.I.C.           Aaa            6.00          2/01/16       1,000(b)       1,131,800
Miami, Cap. Apprec., M.B.I.A.,
 G.O.                              Aaa            Zero          1/01/15       1,000            582,110
Minnesota Agcy. & Econ. Dev.,
 Fairview Hlth. Care Sys., Ser.
 A                                 A2             6.375        11/15/22       1,000          1,081,840
Mirimar Wste. Wtr. Impvt. Assmt.
 Rev., F.G.I.C.                    Aaa            6.75         10/01/16       1,590(b)       1,746,154
New York St. Urban Dev. Corp.,
 Correctional & Youth Facs.
 Svcs., Ser. A                     AA-(c)         5.50          1/01/17       1,000          1,106,440
North Carolina Mun. Pwr. Agcy.
 No. 1 Catawba Elec. Rev.,
 Ser. A, M.B.I.A.                  Aaa            5.125         1/01/17       1,440          1,550,189
Oakstead Cmnty. Dev. Dist. Cap.
 Impvt., Ser. B                    NR             6.50          5/01/07         735            739,969
Okaloosa Cnty. Cap. Impvt. Rev.,
 M.B.I.A.                          Aaa            Zero         12/01/06         450            414,108
Orange Cnty. Hsg. Fin. Auth.
 Rev., Multi-Fam. Ashley Point
 Apts.,
 Ser. A, A.M.T.                    BBB+(c)        6.85         10/01/16       1,200          1,200,288
 Ser. A, A.M.T.                    BBB+(c)        7.10         10/01/24         855            855,479
Orange Cnty. Tourist Dev. Tax
 Rev., A.M.B.A.C.                  Aaa            5.25         10/01/16       1,425          1,553,977

    10                                     See Notes to Financial Statements

   Prudential Municipal Series Fund     Florida Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Orlando Util. Cmnty., Wtr. &
 Elec. Rev.,
 Ser. C                            Aa2            5.25%        10/01/21   $   2,000       $  2,125,340
 Ser. D, E.T.M.                    Aa2            6.75         10/01/17       2,200(f)       2,809,730
Osceola Cnty., Infrastructure
 Sales Surtax, A.M.B.A.C.          Aaa            5.375        10/01/17       2,995          3,310,224
Palm Beach Cnty. Florida Public
 Impvt. Rev., Convention Ctr.
 Proj., F.G.I.C.                   Aaa            5.50         11/01/14       1,055          1,198,111
Palm Beach Cnty. Hlth. Facs.
 Auth. Rev., Good Samaritan
 Hlth. Sys.                        Aaa            6.30         10/01/22       1,000(b)       1,050,630
Palm Beach Cnty. Solid Wste.
 Auth. Rev., Ser. B, A.M.B.A.C.    Aaa            Zero         10/01/16       3,000          1,642,830
Pembroke Pines Pub. Impvt. Rev.,
 A.M.B.A.C.                        Aaa            5.50         10/01/16       1,360          1,533,645
Pennsylvania Econ. Dev. Fin.
 Auth., Exempt Facs. Rev., Ser.
 A                                 A3             6.125        11/01/21         700            630,910
Pensacola Hlth. Facs. Auth.
 Rev., Daughters of Charity,
 M.B.I.A.                          Aaa            5.25          1/01/11       1,600(b)       1,653,184
Puerto Rico Comnwlth., Cap.
 Apprec., Ref., M.B.I.A., IBC
 BNY, G.O.                         NR             10.548        7/01/12       1,500          2,052,150
Puerto Rico Pub. Fin. Corp.
 Comnwlth. Approp., Ser. E         Baa3           5.70          8/01/25         500            528,700
Tallahassee Florida Hlth. Facs.
 Rev.,
 Tallahassee Mem. Hlth. Care
 Proj.                             Baa1           6.25         12/01/20         500            523,760
 Tallahassee Mem. Hlth. Care
 Proj.                             Baa1           6.375        12/01/30       1,000          1,025,370
Tobacco Settlement Fin. Corp.      A1             6.75          6/01/39       1,000            967,090
Utah St. Hsg. Fin. Agcy. Sngl.
 Fam. Mtge., Ser. F Class II,
 A.M.T.                            Aa2            6.125         1/01/27         935          1,012,381

    See Notes to Financial Statements                                     11

   Prudential Municipal Series Fund     Florida Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Virgin Islands Pub. Fin. Auth.
 Rev., Gross Rcpts. Taxes Ln.,
 Ser. A                            BBB-(c)        6.50%        10/01/24   $     500       $    554,650
Vista Lakes Cmnty. Dev. Dist.
 Cap. Impvt., Rev.                 NR             6.35          5/01/05         250            251,582
                                                                                          ------------
Total long-term investments
 (cost $78,640,687)                                                                         83,776,736
                                                                                          ------------
SHORT-TERM INVESTMENTS  5.4%
Delaware St. Econ. Dev. Auth.
 Rev., Facs. Delmarva P & L,
 A.M.T., F.R.D.D.                  VMIG1          1.30          3/03/03       2,500          2,500,000
Gulf Breeze Rev., Local Govt.
 Ln. Prog., Ser. B, F.G.I.C.,
 F.R.W.D.                          VMIG1          1.10          3/07/03       1,155          1,155,000
Indiana St. Dev. Fin. Auth. Ind.
 Dev. Rev., Rep. Svcs., Inc.
 Proj., A.M.T., F.R.D.D.           VMIG1          1.25          3/03/03       1,300          1,300,000
                                                                                          ------------
Total short-term investments
 (cost $4,955,000)                                                                           4,955,000
                                                                                          ------------
Total Investments  96.6%
 (cost $83,595,687; Note 5)                                                                 88,731,736
Other assets in excess of
 liabilities  3.4%                                                                           3,122,387
                                                                                          ------------
Net Assets  100%                                                                          $ 91,854,123
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

   Prudential Municipal Series Fund     Florida Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (e).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (e).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) All or partial prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) Standard & Poor's Rating.
(d) Partial principal amount pledged as collateral for financial futures contracts.
(e) For purposes of amortized cost valuation, the maturity date of floating rate demand notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(f) All or partial principal amount segregated as when-issued securities.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund     Florida Series
             Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $83,595,687)                            $88,731,736
Cash                                                                  1,945,268
Receivable for investments sold                                       1,147,982
Interest receivable                                                   1,139,704
Receivable for Series shares sold                                        77,773
Other assets                                                              2,356
                                                                 -----------------
      Total assets                                                   93,044,819
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                       960,750
Payable for Series shares reacquired                                     78,058
Accrued expenses                                                         43,992
Management fee payable                                                   34,937
Dividends payable                                                        31,056
Distribution fee payable                                                 23,457
Deferred trustees' fees                                                  10,321
Due to broker--variation margin                                           8,125
                                                                 -----------------
      Total liabilities                                               1,190,696
                                                                 -----------------
NET ASSETS                                                          $91,854,123
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $    85,128
   Paid-in capital in excess of par                                  84,686,645
                                                                 -----------------
                                                                     84,771,773
   Undistributed net investment incme                                    13,971
   Accumulated net realized gain on investments                       1,944,987
   Net unrealized appreciation on investments                         5,123,392
                                                                 -----------------
Net assets, February 28, 2003                                       $91,854,123
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($63,353,137 / 5,871,604 shares of beneficial interest
      issued and outstanding)                                            $10.79
   Maximum sales charge (3% of offering price)                              .33
                                                                 -----------------
   Maximum offering price to public                                      $11.12
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($20,549,226 / 1,904,384 shares of beneficial
      interest issued and outstanding)                                   $10.79
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($6,327,845 / 586,384 shares of beneficial interest
      issued and outstanding)                                            $10.79
   Sales charge (1% of offering price)                                      .11
                                                                 -----------------
   Offering price to public                                              $10.90
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($1,623,915 / 150,464 shares of beneficial interest
      issued and outstanding)                                            $10.79
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund     Florida Series
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 2,375,920
                                                                 -----------------
Expenses
   Management fee                                                       228,562
   Distribution fee--Class A                                             78,605
   Distribution fee--Class B                                             52,409
   Distribution fee--Class C                                             22,745
   Custodian's fees and expenses                                         38,000
   Reports to shareholders                                               34,000
   Registration fees                                                     18,000
   Transfer agent's fees and expenses                                    14,000
   Legal fees and expenses                                                8,000
   Audit fee                                                              6,000
   Trustees' fees                                                         5,000
   Miscellaneous                                                          4,612
                                                                 -----------------
      Total expenses                                                    509,933
                                                                 -----------------
Net investment income                                                 1,865,987
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            1,780,449
   Financial futures transactions                                       163,800
                                                                 -----------------
                                                                      1,944,249
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         (937,367)
   Financial futures contracts                                           29,388
                                                                 -----------------
                                                                       (907,979)
                                                                 -----------------
Net gain on investments                                               1,036,270
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 2,902,257
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months             Year
                                                       Ended               Ended
                                                 February 28, 2003    August 31, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   1,865,987       $   4,385,843
   Net realized gain on investment
      transactions                                     1,944,249             597,354
   Net change in unrealized depreciation on
      investments                                       (907,979)           (894,614)
                                                 -----------------    ---------------
   Net increase in net assets resulting from
      operations                                       2,902,257           4,088,583
                                                 -----------------    ---------------
Dividends and Distributions (Note 1):
   Dividends from net investment income
      Class A                                         (1,301,066)         (3,030,460)
      Class B                                           (407,869)         (1,041,529)
      Class C                                           (110,270)           (243,711)
      Class Z                                            (32,811)            (49,934)
                                                 -----------------    ---------------
                                                      (1,852,016)         (4,365,634)
                                                 -----------------    ---------------
   Distributions from net realized gains
      Class A                                           (102,866)                 --
      Class B                                            (34,657)                 --
      Class C                                             (9,964)                 --
      Class Z                                             (2,191)                 --
                                                 -----------------    ---------------
                                                        (149,678)                 --
                                                 -----------------    ---------------
Series share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares sold                      12,531,996           9,308,461
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                      892,287           1,813,805
   Cost of shares reacquired                         (16,066,805)        (17,156,523)
                                                 -----------------    ---------------
   Net decrease in net assets from Series
      share transactions                              (2,642,522)         (6,034,257)
                                                 -----------------    ---------------
Total decrease                                        (1,741,959)         (6,311,308)
NET ASSETS
Beginning of period                                   93,596,082          99,907,390
                                                 -----------------    ---------------
End of period                                      $  91,854,123       $  93,596,082
                                                 -----------------    ---------------
                                                 -----------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements (Unaudited)

      Prudential Municipal Series Fund, (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to Florida Series (the 'Series'). The financial statements of the other series are not present herein. The assets of each are invested in separate, independently managed portfolios. The Series commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Manager or subadviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Trustees, in consultation with the Manager or subadviser.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements (Unaudited) Cont'd.

over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale
                                                                          19

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements (Unaudited) Cont'd.

or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Future contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gians are reclassified to paid in capital when they arise.

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements (Unaudited) Cont'd.

      Custody Fee Credits:    The fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangement.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of the Class A shares.

      PIMS has advised the Series that they have received approximately $14,500 and $4,100 in front-end sales charges resulting from sales of Class A and C shares, respectively during the six months ended February 28, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
                                                                          21

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Series that for the six months ended February 28, 2003, they received approximately $19,000 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with a group of banks. For the six months ended February 28, 2003 the amount of the commitment was $800 million, and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the six months ended February 28, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS') an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended February 28, 2003, the Series incurred fees of approximately $11,400 for the services of PMFS. As of February 28, 2003, approximately $1,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $1,850 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $1,800 for the six months ended February 28, 2003. As of February 28, 2003, approximately $300 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended February 28, 2003 were $37,740,831 and $44,822,922, respectively.

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements (Unaudited) Cont'd.

      During the six months ended February 28, 2003, the Series entered into financial futures contracts. Details of financial futures contracts open at period end are as follows:

                                                              Value at        Value at
Number of                                    Expiration     February 28,       Trade          Unrealized
Contracts                Type                   Date            2003            Date         Depreciation
---------     ---------------------------    -----------    ------------     ----------     ---------------
                    Short Position:
    10        U.S. Treasury Bond Futures     March 2003      $1,158,125      $1,145,468        $ (12,657)

Note 5. Tax Information
For federal income tax purposes, the Series had a capital loss carryforward at August 31, 2002 of approximately $13,700 of which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.
      The United States federal income tax basis of the Series' investments and the net unrealized appreciation (depreciation) as of February 28, 2003 were as follows:

                                                         Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
 $ 83,481,300       $ 5,422,715      $ (172,279)      $ 5,250,436

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
                                                                          23

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended February 28, 2003:
Shares sold                                                      378,584    $  4,043,583
Shares issued in reinvestment of dividends                        58,088         617,752
Shares reacquired                                               (661,447)     (7,056,098)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (224,775)     (2,394,763)
Shares issued upon conversion from Class B                       156,228       1,668,564
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (68,547)   $   (726,199)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      296,664    $  3,126,262
Shares issued in reinvestment of dividends                       118,677       1,248,994
Shares reacquired                                               (970,126)    (10,210,301)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (554,785)     (5,835,045)
Shares issued upon conversion from Class B                       168,920       1,771,182
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (385,865)   $ (4,063,863)
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                      164,102    $  1,748,731
Shares issued in reinvestment of dividends                        16,574         176,294
Shares reacquired                                               (272,379)     (2,903,895)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (91,703)       (978,870)
Shares reacquired upon conversion into Class A                  (156,228)     (1,668,564)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (247,931)   $ (2,647,434)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      428,578    $  4,500,204
Shares issued in reinvestment of dividends                        36,603         385,279
Shares reacquired                                               (530,579)     (5,582,330)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (65,398)       (696,847)
Shares issued upon conversion into Class A                      (168,920)     (1,771,182)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (234,318)   $ (2,468,029)
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended February 28, 2003:
Shares sold                                                       50,867    $    546,140
Shares issued in reinvestment of dividends                         7,242          77,026
Shares reacquired                                                (19,025)       (202,277)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     39,084    $    420,889
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                       79,657    $    838,958
Shares issued in reinvestment of dividends                        13,244         139,398
Shares reacquired                                                (93,035)       (976,979)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                       (134)   $      1,377
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                      580,666    $  6,193,542
Shares issued in reinvestment of dividends                         1,995          21,215
Shares reacquired                                               (552,887)     (5,904,535)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     29,774    $    310,222
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                       80,083    $    843,037
Shares issued in reinvestment of dividends                         3,815          40,134
Shares reacquired                                                (36,796)       (386,913)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     47,102    $    496,258
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 10.68
                                                                     --------
Income from investment operations
Net investment income                                                     .22
Net realized and unrealized gain (loss) on investment
transactions                                                              .13
                                                                     --------
      Total from investment operations                                    .35
                                                                     --------
Less distributions
Dividends from net investment income                                     (.22)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.02)
                                                                     --------
      Total distributions                                                (.24)
                                                                     --------
Net asset value, end of period                                        $ 10.79
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         3.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $63,353
Average net assets (000)                                              $63,405
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                               1.03%(d)
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                .78%(d)
   Net investment income                                                 4.17%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 44%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.69% to 4.71%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  10.70             $  10.23             $  10.18             $  10.74             $  10.41
    --------             --------             --------             --------             --------
         .49                  .51                  .51                  .50                  .52
        (.02)                 .47                  .05                 (.56)                 .33
    --------             --------             --------             --------             --------
         .47                  .98                  .56                 (.06)                 .85
    --------             --------             --------             --------             --------
        (.49)                (.51)                (.51)                (.50)                (.52)
          --                   --(b)                --                   --(b)                --
          --                   --                   --                   --(b)                --
    --------             --------             --------             --------             --------
        (.49)                (.51)                (.51)                (.50)                (.52)
    --------             --------             --------             --------             --------
    $  10.68             $  10.70             $  10.23             $  10.18             $  10.74
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        4.49%                9.91%                5.73%                (.61)%               8.34%
    $ 63,463             $ 67,712             $ 68,701             $ 77,398             $ 88,045
    $ 64,601             $ 68,365             $ 71,083             $ 84,810             $ 90,437
        1.01%                 .98%                 .98%                 .89%                 .80%
         .76%                 .73%                 .73%                 .69%                 .70%
        4.71%                4.89%                5.06%                4.72%                4.89%
          41%                  36%                  41%                  13%                  35%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 10.68
                                                                     --------
Income from investment operations
Net investment income                                                     .21
Net realized and unrealized gain (loss) on investment
transactions                                                              .13
                                                                     --------
      Total from investment operations                                    .34
                                                                     --------
Less distributions
Dividends from net investment income                                     (.21)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.02)
                                                                     --------
      Total distributions                                                (.23)
                                                                     --------
Net asset value, end of period                                        $ 10.79
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         3.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $20,549
Average net assets (000)                                              $21,137
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                               1.28%(d)
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                .78%(d)
   Net investment income                                                 3.92%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.45% to 4.47%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  10.71             $  10.23             $  10.18             $  10.74             $  10.41
    --------             --------             --------             --------             --------
         .47                  .48                  .48                  .47                  .48
        (.03)                 .48                  .05                 (.56)                 .33
    --------             --------             --------             --------             --------
         .44                  .96                  .53                 (.09)                 .81
    --------             --------             --------             --------             --------
        (.47)                (.48)                (.48)                (.47)                (.48)
          --                   --(b)                --                   --(b)                --
          --                   --                   --                   --(b)                --
    --------             --------             --------             --------             --------
        (.47)                (.48)                (.48)                (.47)                (.48)
    --------             --------             --------             --------             --------
    $  10.68             $  10.71             $  10.23             $  10.18             $  10.74
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        4.24%                9.64%                5.46%                (.91)%               7.91%
    $ 22,996             $ 25,551             $ 22,875             $ 24,626             $ 22,755
    $ 23,430             $ 24,655             $ 23,191             $ 24,665             $ 21,154
        1.26%                1.23%                1.23%                1.19%                1.20%
         .76%                 .73%                 .73%                 .69%                 .70%
        4.47%                4.64%                4.81%                4.43%                4.49%

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 10.68
                                                                      -------
Income from investment operations
Net investment income                                                     .19
Net realized and unrealized gain (loss) on investment
transactions                                                              .13
                                                                      -------
      Total from investment operations                                    .32
                                                                      -------
Less distributions
Dividends from net investment income                                     (.19)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.02)
                                                                      -------
      Total distributions                                                (.21)
                                                                      -------
Net asset value, end of period                                        $ 10.79
                                                                      -------
                                                                      -------
TOTAL RETURN(a):                                                         3.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 6,328
Average net assets (000)                                              $ 6,116
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                               1.53%(d)
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                .78%(d)
   Net investment income                                                 3.67%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualzied.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.20% to 4.22%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
     $10.70               $10.23               $10.18               $10.74               $10.41
    -------              -------              -------              -------              -------
        .44                  .46                  .46                  .44                  .45
       (.02)                 .47                  .05                 (.56)                 .33
    -------              -------              -------              -------              -------
        .42                  .93                  .51                 (.12)                 .78
    -------              -------              -------              -------              -------
       (.44)                (.46)                (.46)                (.44)                (.45)
         --                   --(b)                --                   --(b)                --
         --                   --                   --                   --(b)                --
    -------              -------              -------              -------              -------
       (.44)                (.46)                (.46)                (.44)                (.45)
    -------              -------              -------              -------              -------
     $10.68               $10.70               $10.23               $10.18               $10.74
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       3.99%                9.37%                5.20%               (1.16)%               7.64%
     $5,848               $5,857               $5,456               $6,833               $7,520
     $5,806               $5,756               $5,885               $7,420               $7,325
       1.51%                1.48%                1.48%                1.44%                1.45%
        .76%                 .73%                 .73%                 .69%                 .70%
       4.22%                4.39%                4.56%                4.17%                4.24%

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 10.68
                                                                      -------
Income from investment operations
Net investment income                                                     .23
Net realized and unrealized gain (loss) on investment
transactions                                                              .13
                                                                      -------
      Total from investment operations                                    .36
                                                                      -------
Less distributions
Dividends from net investment income                                     (.23)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.02)
                                                                      -------
      Total distributions                                                (.25)
                                                                      -------
Net asset value, end of period                                        $ 10.79
                                                                      -------
                                                                      -------
TOTAL RETURN(a):                                                         3.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 1,624
Average net assets (000)                                              $ 1,525
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                .78%(d)
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                .78%(d)
   Net investment income                                                 4.37%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.93% to 4.96%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
     $10.70               $10.22               $10.17               $10.73               $10.41
    -------              -------              -------              -------              -------
        .52                  .53                  .53                  .52                  .53
       (.02)                 .48                  .05                 (.56)                 .32
    -------              -------              -------              -------              -------
        .50                 1.01                  .58                 (.04)                 .85
    -------              -------              -------              -------              -------
       (.52)                (.53)                (.53)                (.52)                (.53)
         --                   --(b)                --                   --(b)                --
         --                   --                   --                   --(b)                --
    -------              -------              -------              -------              -------
       (.52)                (.53)                (.53)                (.52)                (.53)
    -------              -------              -------              -------              -------
     $10.68               $10.70               $10.22               $10.17               $10.73
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       4.85%               10.18%                5.99%                (.42)%               8.34%
     $1,289               $  788               $  463               $  377               $  383
     $1,012               $  579               $  307               $  413               $  373
        .76%                 .73%                 .73%                 .69%                 .70%
        .76%                 .73%                 .73%                 .69%                 .70%
       4.96%                5.13%                5.31%                4.93%                4.99%

    See Notes to Financial Statements                                     33

Prudential Municipal Series Fund       Florida Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                       www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential Municipal Series Fund       Florida Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-- not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                          www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant
Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols     Nasdaq      CUSIP
------------     ------      -----
Class A          PFLAX     74435M507
Class B          PFABX     74435M606
Class C          PFLCX     74435M614
Class Z          PFLZX     74435M424

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Prudential Financial (LOGO)



Fund Symbols     Nasdaq        CUSIP
------------     ------        -----
Class A          PFLAX       74435M507
Class B          PFABX       74435M606
Class C          PFLCX       74435M614
Class Z          PFLZX       74435M424

MF148E2     IFS-A079271

                                     SEMIANNUAL REPORT
                                     FEBRUARY 28, 2003

PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW JERSEY SERIES

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt
from New Jersey State income tax and
federal income tax, consistent with the
preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The
Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                Prudential Financial (LOGO)

Prudential Municipal Series Fund      New Jersey Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential Municipal
Series Fund/New Jersey Series (the Series) is to maximize current income that is exempt from New
Jersey State income tax and federal income tax, consistent with the preservation of capital. However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total investments as of 2/28/03.

    49.3%   Revenue Bonds
    24.2    General Obligation Bonds
    19.1    Prerefunded
     2.0    Miscellaneous
     5.4    Cash & Equivalents

Portfolio composition is subject to change.

Credit Quality

Expressed as a percentage of total investments as of 2/28/03.

     4.4%   AAA
    59.9    AAA Insured
     7.6    AA
     4.6    A
     6.7    BBB
     0.7    BB
     5.4    Cash & Equivalents
    10.7    Not Rated* (Prudential ratings used):

    Breakout:    5.6    AAA
                 0.5    BBB
                 4.0    BB
                 0.6    B

*Not-rated bonds are believed to be of comparable quality to rated investments.

Credit quality is subject to change.

Ten Largest Issuers

Expressed as a percentage of total investments as of 2/28/03.

    9.9%   New Jersey State Transportation
           Trust Fund Authority**
    6.9    Jersey City General Obligation
    5.7    New Jersey Economic Development
           Authority--Kapkowski Road Landfill**
    5.3    New Jersey State Turnpike Authority
    4.5    New Jersey State Highway Authority
    3.9    New Jersey Economic Development
           Authority--School Facilities
    3.5    Port Authority of New York and
           New Jersey
    3.4    Union County Improvement Authority**
    3.4    New Jersey Economic Development
           Authority--Water Facilities
    3.4    Jackson Township School District

**Some issuers are prerefunded, which means they are secured by escrowed cash and/or direct U.S.
  guaranteed obligations. For details, see the Portfolio of Investments.

Holdings are subject to change.

                         www.prudential.com   (800) 225-1852

Semiannual Report    February 28, 2003

    Cumulative Total Returns1                           As of 2/28/03


                              Six Months   One Year  Five Years    Ten Years       Since Inception2
Class A                           3.47%     7.55%      30.79%    72.08% (70.71)    139.20% (133.72)
Class B                           3.43      7.37       29.01     66.55  (65.23)    169.92  (157.31)
Class C                           3.30      7.11       27.43          N/A           59.08  (58.38)
Class Z                           3.69      7.90       33.07          N/A           45.96  (45.83)
Lehman Bros. Muni Bond Index3     3.36      7.67       34.31         84.67               ***
Lipper NJ Muni Debt Funds Avg.4   2.37      5.90       25.53         68.25              ****

    Average Annual Total Returns1                        As of 3/31/03

                                One Year   Five Years    Ten Years     Since Inception2
Class A                           6.08%      4.86%      5.43% (5.34)    6.58% (6.39)
Class B                           4.09       5.07       5.41  (5.32)    6.80  (6.45)
Class C                           6.74       4.77           N/A         5.36  (5.31)
Class Z                           9.71       5.87           N/A         6.15  (6.14)
Lehman Bros. Muni Bond Index3     9.89       6.07           6.45           ***
Lipper NJ Muni Debt Funds Avg.4   7.62       4.58           5.46           ****


    Distributions and Yields                             As of 2/28/03

                                            Taxable Equivalent 30-Day Yield5
        Total Distributions      30-Day            at Tax Rates of
        Paid for Six Months     SEC Yield           35.0%    38.6%
Class A        $0.28              2.76%             4.54%    4.80%
Class B        $0.27              2.60              4.27     4.52
Class C        $0.26              2.33              3.83     4.05
Class Z        $0.30              3.10              5.09     5.39

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lehman Brothers, and
Lipper Inc. The cumulative total returns do not take
into account applicable sales charges. If reflected,
the applicable sales charges would reduce the
performance quoted. The average annual total returns
do take into account applicable sales charges.
Without the distribution and service (12b-1) fee
waiver of 0.05% and 0.25% for Class A and C shares
respectively, the returns would have been lower. The
Series charges a maximum front-end sales charge of 3%
for Class A shares and a 12b-1 fee of up to 0.30%
annually. In some circumstances, Class A shares may
not be subject to a front-end sales charge, but may
be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject
to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for
six years respectively after purchase, and a 12b-1
fee of 0.50% annually. Approximately seven years
after purchase, Class B shares will automatically
convert to Class A shares on a quarterly basis. Class
C shares are subject to a front-end sales charge of
1% and a CDSC of 1% for shares redeemed within 18
months of purchase, and a 12b-1 fee of up to 1.00%
annually. Class Z shares are not subject to a sales
charge or 12b-1fees. Without waiver of management
fees and/or expense subsidization, the Series'
returns would have been lower, as indicated in
parentheses. The returns in the tables above do not
reflect the deduction of taxes that a shareholder
would pay on fund distributions or following the
redemption of fund shares. 2Inception dates: Class A,
1/22/90; Class B, 3/4/88; Class C, 8/1/94; and Class
Z, 12/6/96. 3The Lehman Brothers Municipal (Muni)
Bond Index is an unmanaged index of over 39,000 long-
term investment-grade municipal bonds. Investors
cannot invest directly in an index. 4The Lipper
Average represents returns based on an average of all
funds in each share class in the Lipper New Jersey
Municipal (Muni) Debt Funds category for the periods
noted. Funds in the Lipper Single-State Muni Debt
Funds Average limit their assets to those securities
that are exempt from taxation in a specified state
(double tax-exempt) or city (triple tax-exempt).
5Taxable equivalent yields reflect federal and
applicable state tax rates. The returns for the
Lehman Bros. Muni Bond Index and the Lipper NJ Muni
Debt Funds Average would be lower if they included
the effects of sales charges or taxes, and in the
case of the Lehman Bros. Muni Bond Index, operating
expenses. *** Lehman Bros. Muni Bond Index Since
Inception cumulative returns as of 2/28/03 are
154.63% for Class A, 195.54% for Class B, 77.18% for
Class C, and 47.59% for Class Z. Lehman Bros. Muni
Bond Index Since Inception average annual returns as
of 3/31/03 are 7.36% for Class A, 7.45% for Class B,
6.83% for Class C, and 6.35% for Class Z. **** Lipper
Since Inception cumulative returns as of 2/28/03 are
139.27% for Class A, 178.66% for Class B, 61.72% for
Class C, and 36.67% for Class Z. Lipper Since
Inception average annual returns as of 3/31/03 are
6.85% for Class A, 7.02% for Class B, 5.66% for Class
C, and 5.00% for Class Z.
                                                   1

Prudential Financial (LOGO)            April 15, 2003

DEAR SHAREHOLDER,
Conditions in the municipal bond market fluctuated widely during the New Jersey Series' six-month reporting period ended February 28, 2003. Nevertheless, a back-to-basics approach to investing that favors bonds and other relatively conservative assets prevailed in the financial markets. Bond funds, including those that invest in municipal debt securities, benefited accordingly.

For the reporting period, the Series' Class A shares returned slightly more than the Lehman Brothers
Municipal Bond Index (the Index) and substantially more than the average comparable fund as measured by the Lipper New Jersey Municipal Debt Funds Average
(the Lipper Average). On the following pages, the Series' management team describes conditions in the municipal bond market and explains the Series' performance.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines--a point of stability in today's turbulent markets. At Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund      New Jersey Series

Semiannual Report    February 28, 2003

INVESTMENT ADVISER'S REPORT

MUNICIPAL BONDS EDGED HIGHER IN VOLATILE PERIOD
Our six-month reporting period that began September 1, 2002 was a time of heightened volatility in the municipal bond market. A temporary rebound in the stock market, a large supply of new tax-exempt securities, a change in U.S. monetary policy, and geopolitical developments drove the large swings in municipal bond prices. We maintained an investment strategy that provided the Series with flexibility to respond readily to changing market conditions.

Early in our reporting period, municipal bonds gained in value to such an extent that a correction in the market was virtually inevitable. Therefore, when the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued municipal bonds in October.

The sell-off in municipal bonds soon turned into a rally. Investors began to pay higher prices (and accept lower yields) for tax-exempt securities, anticipating that the Federal Reserve (the Fed) would lower borrowing costs to stimulate economic growth.
In November, the Fed cut the rate banks charge each other for overnight loans by half a percentage point to 1.25%, the lowest level in 41 years.

Municipal bond prices continued to edge higher in December and for much of the remainder of our reporting period, albeit in an uneven pattern. There was speculation that the Fed would soon cut rates again to help the fragile economic recovery. Data indicated that the threat of war with Iraq, rising oil prices, and a weak job market had hurt consumer spending, the main engine of economic growth.

Prudential Municipal Series Fund      New Jersery Series

Semiannual Report    February 28, 2003

GARDEN STATE FACES TOUGH ECONOMIC TIMES
The ongoing economic malaise in the United States continued to dramatically affect New Jersey during our reporting period. The Garden State's heavy reliance on personal income tax posed problems as this revenue stream dwindled precipitously. In an effort to close its fiscal 2003 budget gap, New
Jersey lawmakers cut spending and raised certain taxes--actions that will also likely benefit the fiscal 2004 budget. In addition, New Jersey raised money to help erase its fiscal 2003 deficit by dipping into proceeds from the Master Settlement
Agreement reached several years ago with tobacco companies. We purchased newly issued New Jersey tobacco bonds that were priced attractively and later sold them at a profit. This left the Series with a limited exposure to New Jersey tobacco bonds.

Governor James McGreevey and the legislature have taken steps to offset some of the negative effects of the current economic climate. Nevertheless, the Garden State's finances remain under pressure.

INCREASED EXPOSURE TO BONDS RATED AAA
Given the fiscal challenges facing New Jersey and the frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, insured and
uninsured bonds rated AAA (including not-rated bonds
considered AAA by Prudential) accounted for 70% of
the Series' total investments as of February 28,
2003, up from 66% as of August 31, 2002. The
uncertainty fostered by the threat of war with Iraq
and deteriorating economic conditions bolstered the
appeal of insured
                   www.prudential.com   (800) 225-1852


municipal bonds, which performed better than lower-quality municipal bonds for the six months under review, based on the Lehman Brothers
Insured Bond Index. Municipal bonds of below-investment-grade quality rated BB or lower (including not-rated bonds considered BB or lower by Prudential) comprised 5% of the Series' total investments at the end of our reporting period, unchanged from six months earlier.

WELL-TIMED SHIFT IN SERIES' ASSET ALLOCATION
In the volatile interest-rate environment, we maintained a barbell strategy that focused on two types of bonds. One side of our barbell emphasized
AAA-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discounted prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher.

The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income. These bonds are considered to have defensive characteristics as their prices tend to hold up relatively well when the municipal bond market sells off because investors want the solid income that they provide.

We periodically adjusted our coupon barbell strategy as needed. When the municipal bond market began to correct in early October as previously discussed, we trimmed the Series' exposure to zero coupon bonds and long-term deeply discounted bonds that pay interest income semiannually. Because we acted quickly, we were able to take profits on the bonds that we sold.
We reinvested the proceeds in additional intermediate-term higher-coupon bonds. Our shift in asset allocation shortened the Series' duration--a measure of its sensitivity to changes in the level of interest rates that is expressed in years. A shorter duration helped protect the value of the Series

Prudential Municipal Series Fund      New Jersey Series

Semiannual Report    February 28, 2003

as bond prices fell to their lowest level of the reporting period in October. After further adjustments, the Series' duration ended the fiscal half-year slightly longer than in October. However, because the October move was the most crucial from a strategic perspective, we believe this timely change in asset allocation enhanced the Series' performance relative to its Lipper Average during the reporting period.

LOOKING AHEAD
We will look for good investment opportunities among new municipal bonds of New Jersey issuers. During
2003, we expect the volume of new tax-exempt securities in the Garden State to exceed the total in 2002 as state and local governments turn increasingly to the bond market to raise money that will help close their budget gaps. We aim to take advantage of temporary pricing discrepancies that emerge when new municipal bonds are issued at what we believe are undervalued levels. This can occur for various reasons such as when there is a glut of new bonds or when investors overreact to problems confronting an issuer.

New Jersey Series Management Team

                                       SEMIANNUAL REPORT
                                       FEBRUARY 28, 2003

PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW JERSEY SERIES

FINANCIAL STATEMENTS

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.5%
MUNICIPAL BONDS
Bergen Cnty., Util. Auth., Wtr.
 Poll. Ctrl. Rev., Ser. B,
 F.G.I.C.                          Aaa           5.75%        12/15/05   $    1,000       $  1,117,930
Cape May Cnty. Ind. Poll. Ctrl.,
 Fin. Auth. Rev., Atlantic City
 Elec. Co., Ser. A, M.B.I.A.       Aaa           6.80          3/01/21        2,615          3,384,595
Delaware River Port Auth., Penn.
 & NJ Port Dist. Proj., Ser. B,
 F.S.A.                            Aaa           5.625         1/01/26        5,000          5,401,050
Essex Cnty. Impvt. Auth.,
 Lease-Cogen Facs. Proj. Rev.,
 F.G.I.C.                          Aaa           5.25          1/01/19        1,110          1,198,678
Gloucester Cnty. Impvt. Auth.,
 Solid Wste. Rec. Rev. Wste.
 Mgmt. Proj., Ser. A               BBB(d)        6.85         12/01/29        3,000          3,363,960
Hudson Cnty. Impvt. Auth., Solid
 Wste. Sys. Rev., Ser. A           AAA(d)        6.10          7/01/20        1,500(e)       1,629,570
Jackson Twnshp. Sch. Dist.,
 G.O., F.G.I.C.                    Aaa           6.60          6/01/04        1,020          1,089,554
 G.O., F.G.I.C.                    Aaa           6.60          6/01/05          940          1,049,641
 G.O., F.G.I.C.                    Aaa           6.60          6/01/10        1,600          1,958,704
 G.O., F.G.I.C.                    Aaa           6.60          6/01/11        1,600          1,974,688
Jersey City,
 G.O., Ser. A, Rfdg. & Gen.
 Impvt., A.M.B.A.C.                Aaa           5.25          3/01/13        4,170          4,730,781
 G.O., Ser. A, Rfdg. & Gen.
 Impvt., A.M.B.A.C.                Aaa           5.25          3/01/14        2,695          3,046,455
 G.O., Ser. A, F.S.A.              Aaa           9.25          5/15/04        4,310          4,723,200
Middle Twnshp. Sch. Dist.,
 F.G.I.C.                          Aaa           7.00          7/15/05        1,200          1,357,200
Millburn Twnshp. Sch. Dist.,
 Brd. of Ed., G.O.                 Aa1           5.35          7/15/13        1,140          1,302,450
 Brd. of Ed., G.O.                 Aa1           5.35          7/15/14        1,135          1,297,396
Monmouth Cnty. Impvt. Auth.
 Rev., Govt. Ln., F.S.A.           Aaa           5.00         12/01/17        2,430          2,618,471

    8                                      See Notes to Financial Statements

   Prudential Municipal Series Fund      New Jersey Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey Bldg. Auth. St. Rev.,
 Rfdg., Ser. B, A.M.B.A.C.         Aaa           5.25%        12/15/09   $    4,000       $  4,569,080
New Jersey Econ. Dev. Auth.
 Econ. Dev. Rev.,
 Masonic Charity Fdn. Proj.        A+(d)         5.875         6/01/18          250            282,873
 Masonic Charity Fdn. Proj.        A+(d)         6.00          6/01/25        1,150          1,280,341
New Jersey Econ. Dev. Auth.
 Rev., Sch. Facs. Constrs.,
 Ser. A, A.M.B.A.C.                Aaa           5.25          6/15/18        4,500          4,873,770
 Sch. Facs. Constrs.,
 Ser. A, A.M.B.A.C.                Aaa           5.25          6/15/19        2,000          2,151,520
New Jersey Econ. Dev. Auth.,
 Dist. Heating & Cooling Rev.,
 Trigen-Trenton Proj., Ser. A      BBB-(d)       6.20         12/01/10          600            600,756
New Jersey Econ. Dev. Auth.,
 Econ. Dev. Rev.,
 Kapkowski Rd. Landfill, Rfdg.     Baa3          6.50          4/01/28        2,000          2,239,440
 Kapkowski Rd. Landfill, Ser. A    Aaa           6.375         4/01/31        5,800(e)       7,176,920
 Kapkowski Rd. Landfill, Ser. A,
 C.A.B.S., E.T.M.                  Aaa           Zero          4/01/08        1,020            891,592
 Nat'l. Assoc. of Accountants      NR            7.65          7/01/09          860            862,365
New Jersey Econ. Dev. Auth.,
 Natural Gas Facs. Rev.,
 NUI Corp. Proj., Ser. A,
 M.B.I.A., A.M.T.                  Aaa           5.70          6/01/32        1,500          1,593,870
New Jersey Econ. Dev. Auth.,
 Rev.,
 First Mtge. - Franciscan Oaks     NR            5.70         10/01/17        2,040          1,867,742
 First Mtge. - Keswick Pines       NR            5.75          1/01/24        1,750          1,600,200
 First Mtge. - The Evergreens      NR            5.875        10/01/12        1,200          1,199,904
 First Mtge. - The Evergreens      NR            6.00         10/01/17        1,425          1,419,842
 First Mtge. - The Evergreens      NR            6.00         10/01/22        1,400          1,351,336
 Trans. Proj. Sublease, Ser. A,
 F.S.A.                            Aaa           6.00          5/01/16        1,350          1,561,032
New Jersey Econ. Dev. Auth.,
 Wtr. Facs. Rev.,
 R.I.T.E.S. PA-98,
 F.G.I.C., A.M.T.                  NR            10.81(c)     11/01/29        5,000          6,105,700

    See Notes to Financial Statements                                      9

   Prudential Municipal Series Fund      New Jersey Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey Hlth. Care Facs. Fin.
 Auth. Rev.,
 Atlantic City Med. Ctr.           A3            6.25%         7/01/17   $    1,750       $  1,943,270
 Englewood Hosp. & Med. Ctr.       Baa3          6.75          7/01/24        1,230(e)       1,343,024
 Englewood Hosp. & Med. Ctr.,
 F.H.A., M.B.I.A.                  Aaa           5.25          8/01/25        1,840          1,934,889
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        AAA(d)        6.00          7/01/09          835(e)         905,666
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.00          7/01/09          630            681,005
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        AAA(d)        6.25          7/01/21          850(e)         924,757
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.25          7/01/21          650            699,303
 Pascack Valley Hosp. Assoc.       BB+(d)        5.125         7/01/28        1,500          1,222,050
 Robert Wood Johnson Univ. Hosp.   A1            5.75          7/01/31        2,000          2,132,820
 South Jersey Hosp.                Baa1          6.00          7/01/26        1,000          1,022,860
 South Jersey Hosp.                Baa1          6.00          7/01/32        1,000          1,018,510
 St. Joseph's Hosp. & Med. Ctr.,
 Ser. A, CONNIE LEE                AAA(d)        5.70          7/01/11        4,375          4,741,450
 St. Peters Univ. Hosp., Ser. A    Baa1          6.875         7/01/30        1,750          1,878,835
New Jersey St. Ed. Facs. Auth.
 Rev., Coll. of New Jersey,
 Ser. C, F.G.I.C.                  Aaa           5.375         7/01/17        1,000          1,109,540
 Felician College of Lodi, Ser.
 D                                 NR            7.375        11/01/22        1,210          1,113,103
 Princeton Theological, Ser. B     Aaa           5.90          7/01/26        2,500(e)       2,872,075
New Jersey St. Hwy. Auth.,
 Garden St. Pkwy.,
 Gen. Rev.                         A1            6.20          1/01/10        3,035          3,598,539
 Gen. Rev.                         A1            5.75          1/01/14        2,500          2,802,425
 Gen. Rev.                         A1            5.625         1/01/30        1,650          1,781,455
New Jersey St. Tpke. Auth.,
 Tpke. Rev.,
 Ser. A, M.B.I.A.                  Aaa           5.75          1/01/18        7,500          8,392,575
 Ser. C, M.B.I.A.                  Aaa           6.50          1/01/09        1,000          1,193,310

    10                                     See Notes to Financial Statements

   Prudential Municipal Series Fund      New Jersey Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey St. Trans. Trust Fund
 Auth. Rev.,
 R.I.T.E.S., PA-646                NR            17.67%(c)    12/15/08   $    2,475       $  4,194,457
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           6.50          6/15/10        1,540          1,868,759
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           5.75          6/15/14        1,315(e)       1,474,601
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           5.75          6/15/14        2,185          2,426,574
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           6.00         12/15/18        4,500(e)       5,417,460
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           6.00         12/15/19        2,000(e)       2,407,760
North Brunswick Twnshp.,
 Brd. of Ed., G.O.                 Aa3           6.80          6/15/06          350            406,389
 Brd. of Ed., G.O.                 Aa3           6.80          6/15/07          350            416,843
Port Auth. of New York & New
 Jersey, Cons. Ser. 127,
 A.M.B.A.C., A.M.T.                Aaa           5.50         12/15/15        3,000          3,372,090
 Ser. 96, F.G.I.C., A.M.T.         Aaa           6.60         10/01/23        2,750          2,980,587
Puerto Rico Elec. Pwr. Auth.,
 Ser. X, M.B.I.A.                  Aaa           6.00          7/01/12        3,295(e)       3,681,339
 Rfdg., Ser. JJ, M.B.I.A.          Aaa           5.25          7/01/15        2,000          2,294,120
Puerto Rico Pub. Fin. Corp.,
 Comnwlth. Approp., Ser. A,
 M.B.I.A.                          Aaa           5.50          8/01/17        1,500          1,680,030
Rutgers - The St. Univ. of
 New Jersey, Ser. A                Aa3           6.40          5/01/13        2,000          2,391,540
Sparta Twnshp. Sch. Dist.,
 G.O., M.B.I.A.                    Aaa           5.75          9/01/14        1,000(e)       1,140,410
Tobacco Settlement Fin. Corp.
 Rev.                              A1            6.75          6/01/39        1,000            967,090
 Rev.                              A1            6.25          6/01/43        2,000          1,798,880
Union City Sch. Impvt.,
 G.O., F.S.A.                      Aaa           6.375        11/01/08        1,545          1,856,781
Union Cnty. Impvt. Auth. Rev.,
 Plainfield Brd. of Ed. Proj.,
 F.G.I.C.                          AAA(d)        6.25          8/01/14        1,175(e)       1,395,653
 F.G.I.C.                          AAA(d)        6.25          8/01/15        1,250(e)       1,484,737
 F.G.I.C.                          AAA(d)        6.25          8/01/16        1,330(e)       1,579,761
 F.G.I.C.                          AAA(d)        6.25          8/01/17        1,415(e)       1,680,723
Virgin Islands Pub. Fin. Auth.
 Rev., Ser. A                      BBB-(d)       6.50         10/01/24          750            831,975
                                                                                          ------------
Total long-term investments
 (cost $159,453,445)                                                                       173,932,626
                                                                                          ------------

    See Notes to Financial Statements                                     11

   Prudential Municipal Series Fund      New Jersey Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.3%
New Jersey Econ. Dev. Auth.
 Rev., Encap. Golf Holdings LLC,
 Ser. A, A.M.T., F.R.W.D.          VMIG1         1.10%         3/06/03   $    5,000       $  5,000,000
Port Auth. New York & New
 Jersey, Spec. Oblig. Rev.
 Versatile Structure Oblig.,
 Ser. 3, F.R.D.D.                  VMIG1         1.15          3/03/03        1,200          1,200,000
                                                                                          ------------
Total short-term investments
 (cost $6,200,000)                                                                           6,200,000
                                                                                          ------------
Total Investments  96.8%
 (cost $165,653,445; Note 5)                                                               180,132,626
Other assets in excess of
 liabilities  3.2%                                                                           5,896,636
                                                                                          ------------
Net Assets  100%                                                                          $186,029,262
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

   Prudential Municipal Series Fund      New Jersey Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    CONNIE LEE--College Construction Loan Insurance Association.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or next date on which the rate of interest is adjusted.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(d) Standard & Poor's Rating.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $165,653,445)                          $ 180,132,626
Cash                                                                   6,591,625
Interest receivable                                                    2,335,551
Receivable for Series shares sold                                        301,727
Prepaid expenses                                                           4,936
                                                                 -----------------
      Total assets                                                   189,366,465
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                      2,747,490
Payable for Series shares reacquired                                     333,700
Management fee payable                                                    70,422
Dividends payable                                                         66,353
Accrued expenses                                                          64,369
Distribution fee payable                                                  44,156
Deferred trustees' fees                                                   10,713
                                                                 -----------------
      Total liabilities                                                3,337,203
                                                                 -----------------
NET ASSETS                                                         $ 186,029,262
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     163,962
   Paid-in capital in excess of par                                  169,407,911
                                                                 -----------------
                                                                     169,571,873
   Undistributed net investment income                                     2,960
   Accumulated net realized gain on investments                        1,975,248
   Net unrealized appreciation on investments                         14,479,181
                                                                 -----------------
Net assets, February 28, 2003                                      $ 186,029,262
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($139,978,983 / 12,339,698 shares of beneficial interest
      issued and outstanding)                                             $11.34
   Maximum sales charge (3% of offering price)                               .35
                                                                 -----------------
   Maximum offering price to public                                       $11.69
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($37,364,642 / 3,292,611 shares of beneficial
      interest issued and outstanding)                                    $11.35
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($6,217,550
      / 547,897 shares of beneficial interest issued and
      outstanding)                                                        $11.35
   Sales charge (1% of offering price)                                       .11
                                                                 -----------------
   Offering price to public                                               $11.46
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($2,468,087 / 216,004 shares of beneficial interest
      issued and outstanding)                                             $11.43
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 4,829,865
                                                                 -----------------
Expenses
   Management fee                                                       454,673
   Distribution fee--Class A                                            172,514
   Distribution fee--Class B                                             90,565
   Distribution fee--Class C                                             21,866
   Custodian's fees and expenses                                         44,000
   Transfer agent's fees and expenses                                    34,000
   Reports to shareholders                                               22,000
   Legal fees and expenses                                               18,000
   Registration fees                                                     16,000
   Audit fee                                                              6,000
   Trustees' fees                                                         5,000
   Miscellaneous expenses                                                 7,234
                                                                 -----------------
      Total expenses                                                    891,852
Less: custodian fee credit (Note 1)                                         (73)
                                                                 -----------------
    Net expenses                                                        891,779
                                                                 -----------------
Net investment income                                                 3,938,086
                                                                 -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            1,507,707
   Financial futures transactions                                       339,888
                                                                 -----------------
                                                                      1,847,595
                                                                 -----------------
Net change in unrealized appreciation on:
   Investments                                                          372,398
   Financial futures contracts                                           64,539
                                                                 -----------------
                                                                        436,937
                                                                 -----------------
Net gain on investments                                               2,284,532
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 6,222,618
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months             Year
                                                       Ended               Ended
                                                 February 28, 2003    August 31, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   3,938,086       $   8,447,929
   Net realized gain on investment
      transactions                                     1,847,595           1,013,564
   Net change in unrealized appreciation
      (depreciation) on investments                      436,937            (307,446)
                                                 -----------------    ---------------
   Net increase in net assets resulting from
      operations                                       6,222,618           9,154,047
                                                 -----------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (3,029,589)         (6,620,866)
      Class B                                           (750,337)         (1,633,173)
      Class C                                           (113,539)           (176,892)
      Class Z                                            (41,661)            (30,147)
                                                 -----------------    ---------------
                                                      (3,935,126)         (8,461,078)
                                                 -----------------    ---------------
   Distributions from net realized gains
      Class A                                           (543,967)           (290,862)
      Class B                                           (144,948)            (74,147)
      Class C                                            (23,293)             (7,540)
      Class Z                                             (5,744)               (917)
                                                 -----------------    ---------------
                                                        (717,952)           (373,466)
                                                 -----------------    ---------------
Series share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares sold                      10,708,551          17,942,628
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    2,736,485           5,019,673
   Cost of shares reacquired                         (13,108,603)        (20,656,328)
                                                 -----------------    ---------------
   Net increase in net assets from Series
      share transactions                                 336,433           2,305,973
                                                 -----------------    ---------------
Total increase                                         1,905,973           2,625,476
NET ASSETS
Beginning of period                                  184,123,289         181,497,813
                                                 -----------------    ---------------
End of period(a)                                   $ 186,029,262       $ 184,123,289
                                                 -----------------    ---------------
                                                 -----------------    ---------------
(a) Includes undistributed net investment
    income of:                                     $       2,960       $          --
                                                 -----------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements (Unaudited)

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of six series. These financial statements relate only to New Jersey Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and New Jersey state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuation:    The Series values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Trustees.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements (Unaudited) Cont'd.

than sixty days are valued at current market quotations by an independent pricing agent or more than one principal market maker.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the statement of operations as net realized gain
(loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements (Unaudited) Cont'd.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swaps. In
a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in the interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements (Unaudited) Cont'd.

recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of
                                                                          21

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements (Unaudited) Cont'd.

expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended February 28, 2003.

      PIMS advised the Series that it has received approximately $24,300 and $5,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended February 28, 2003. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the six months ended February 28, 2003, it received approximately $17,900 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with a group of banks. For the six months ended February 28, 2003 the amount of the commitment was $800 million and the SCA allows the Funds the ability to increase the commitment to $1 billion, if necessary. Interest on any such borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the six months ended February 28, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended February 28, 2003, the Series incurred fees of approximately $25,900 for the services of PMFS. As of February 28, 2003, approximately $4,300

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements (Unaudited) Cont'd.

of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $4,700 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $4,400 for the six months ended February 28, 2003. As of February 28, 2003, approximately $700 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended February 28, 2003, were $47,602,151 and $48,643,834, respectively.

Note 5. Tax Information
The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of February 28, 2003 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $165,590,387       $14,834,695          $292,456         $14,542,239

      The difference between book and tax basis was primarily attributable to the difference in the treatment of accretion of market discount.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
                                                                          23

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements (Unaudited) Cont'd.

      The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Six months ended February 28, 2003:
Shares sold                                                      384,729    $  4,324,027
Shares issued in reinvestment of dividends and
  distributions                                                  185,702       2,072,007
Shares reacquired                                               (913,602)    (10,264,563)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (343,171)     (3,868,529)
Shares issued upon conversion from Class B                       221,798       2,494,508
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                   (121,373)   $ (1,374,021)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2002:
Shares sold                                                      697,343    $  7,681,399
Shares issued in reinvestment of dividends and
  distributions                                                  352,078       3,877,424
Shares reacquired                                             (1,546,658)    (17,071,058)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (497,237)     (5,512,235)
Shares issued upon conversion from Class B                       442,339       4,862,235
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    (54,898)   $   (650,000)
                                                             -----------    ------------
                                                             -----------    ------------
Class B
-----------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                      337,194    $  3,779,711
Shares issued in reinvestment of dividends and
  distributions                                                   47,867         534,281
Shares reacquired                                               (174,824)     (1,957,242)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     210,237       2,356,750
Shares reacquired upon conversion into Class A                  (221,798)     (2,494,508)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    (11,561)   $   (137,758)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2002:
Shares sold                                                      592,645    $  6,548,409
Shares issued in reinvestment of dividends and
  distributions                                                   90,282         994,751
Shares reacquired                                               (284,209)     (3,138,720)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     398,718       4,404,440
Shares reacquired upon conversion into Class A                  (442,233)     (4,862,235)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    (43,515)   $   (457,795)
                                                             -----------    ------------
                                                             -----------    ------------

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Six months ended February 28, 2003:
Shares sold                                                       66,314    $    746,563
Shares issued in reinvestment of dividends and
  distributions                                                    8,602          95,955
Shares reacquired                                                (24,560)       (277,634)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     50,356    $    564,884
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2002:
Shares sold                                                      236,734    $  2,617,649
Shares issued in reinvestment of dividends and
  distributions                                                   11,218         123,673
Shares reacquired                                                (13,473)       (148,908)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    234,479    $  2,592,414
                                                             -----------    ------------
                                                             -----------    ------------
Class Z
-----------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                      165,791    $  1,858,250
Shares issued in reinvestment of dividends and
  distributions                                                    3,045          34,242
Shares reacquired                                                (54,090)       (609,164)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    114,746    $  1,283,328
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2002:
Shares sold                                                       98,460    $  1,095,171
Shares issued in reinvestment of dividends and
  distributions                                                    2,144          23,825
Shares reacquired                                                (26,951)       (297,642)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     73,653    $    821,354
                                                             -----------    ------------
                                                             -----------    ------------

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights (Unaudited)

                                                                     Class A
                                                               --------------------
                                                                 Six Months Ended
                                                                February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  11.25
                                                                   ----------
Income from investment operations
Net investment income                                                     .24
Net realized and unrealized gain (loss) on investment
transactions                                                              .13
                                                                   ----------
   Total from investment operations                                       .37
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.24)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
Distributions from net realized gains on investment
transactions                                                             (.04)
                                                                   ----------
   Total distributions                                                   (.28)
                                                                   ----------
Net asset value, end of period                                       $  11.34
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a):                                                         3.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $139,979
Average net assets (000)                                             $139,155
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(e)                                                             .92%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .67%(d)
   Net investment income                                                 4.39%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 28%(f)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.80% to 4.81%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.
(e) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Not annualized.

    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  11.23             $  10.65             $  10.67             $  11.31             $  10.97
----------------     ----------------     ----------------     ----------------     ----------------
         .53                  .52                  .52                  .52                  .53
         .04                  .58                  .03                 (.55)                 .36
----------------     ----------------     ----------------     ----------------     ----------------
         .57                 1.10                  .55                 (.03)                 .89
----------------     ----------------     ----------------     ----------------     ----------------
        (.53)                (.52)                (.52)                (.52)                (.53)
          --                   --                   --                   --(b)                --
          --                   --                   --(b)                --                   --
        (.02)                  --                 (.05)                (.09)                (.02)
----------------     ----------------     ----------------     ----------------     ----------------
        (.55)                (.52)                (.57)                (.61)                (.55)
----------------     ----------------     ----------------     ----------------     ----------------
    $  11.25             $  11.23             $  10.65             $  10.67             $  11.31
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        5.24%               10.67%                5.39%                (.40)%               8.40%
    $140,190             $140,608             $122,664             $123,692             $114,090
    $137,516             $132,389             $122,573             $125,547             $107,206
         .91%                 .95%                 .92%                 .84%                 .71%
         .66%                 .70%                 .67%                 .64%                 .61%
        4.81%                4.77%                4.95%                4.66%                4.85%
          25%                  22%                  28%                  15%                  18%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                               --------------------
                                                                 Six Months Ended
                                                                February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  11.25
                                                                     --------
Income from investment operations
Net investment income                                                     .23
Net realized and unrealized gain (loss) on investment
transactions                                                              .14
                                                                     --------
   Total from investment operations                                       .37
                                                                     --------
Less distributions
Dividends from net investment income                                     (.23)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
Distributions from net realized gains on investment
transactions                                                             (.04)
                                                                     --------
   Total distributions                                                   (.27)
                                                                     --------
Net asset value, end of period                                       $  11.35
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         3.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 37,365
Average net assets (000)                                             $ 36,526
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.17%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .67%(d)
   Net investment income                                                 4.14%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.55% to 4.56%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  11.24             $  10.66             $  10.67             $  11.31             $  10.97
    --------             --------             --------             --------         ----------------
         .50                  .49                  .49                  .49                  .50
         .03                  .58                  .04                 (.55)                 .36
    --------             --------             --------             --------         ----------------
         .53                 1.07                  .53                 (.06)                 .86
    --------             --------             --------             --------         ----------------
        (.50)                (.49)                (.49)                (.49)                (.50)
          --                   --                   --                   --(b)                --
          --                   --                   --(b)                --                   --
        (.02)                  --                 (.05)                (.09)                (.02)
    --------             --------             --------             --------         ----------------
        (.52)                (.49)                (.54)                (.58)                (.52)
    --------             --------             --------             --------         ----------------
    $  11.25             $  11.24             $  10.66             $  10.67             $  11.31
    --------             --------             --------             --------         ----------------
    --------             --------             --------             --------         ----------------
        4.98%               10.29%                5.23%                (.71)%               7.97%
    $ 37,188             $ 37,621             $ 49,995             $ 79,598             $117,099
    $ 35,743             $ 40,214             $ 61,647             $ 96,542             $128,382
        1.16%                1.20%                1.17%                1.14%                1.11%
         .66%                 .70%                 .67%                 .64%                 .61%
        4.56%                4.52%                4.69%                4.35%                4.46%

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                               --------------------
                                                                 Six Months Ended
                                                                February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  11.25
                                                                     --------
Income from investment operations
Net investment income                                                     .22
Net realized and unrealized gain (loss) on investment
transactions                                                              .14
                                                                     --------
   Total from investment operations                                       .36
                                                                     --------
Less distributions
Dividends from net investment income                                     (.22)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
Distributions from net realized gains on investment
transactions                                                             (.04)
                                                                     --------
   Total distributions                                                   (.26)
                                                                     --------
Net asset value, end of period                                       $  11.35
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         3.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  6,217
Average net assets (000)                                             $  5,879
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(e)                                                            1.42%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .67%(d)
   Net investment income                                                 3.89%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.
(e) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
     $11.24               $10.66               $10.67               $11.31               $10.97
    -------              -------              -------              -------              -------
        .47                  .47                  .47                  .46                  .47
        .03                  .58                  .04                 (.55)                 .36
    -------              -------              -------              -------              -------
        .50                 1.05                  .51                 (.09)                 .83
    -------              -------              -------              -------              -------
       (.47)                (.47)                (.47)                (.46)                (.47)
         --                   --                   --                   --(b)                --
         --                   --                   --(b)                --                   --
       (.02)                  --                 (.05)                (.09)                (.02)
    -------              -------              -------              -------              -------
       (.49)                (.47)                (.52)                (.55)                (.49)
    -------              -------              -------              -------              -------
     $11.25               $11.24               $10.66               $10.67               $11.31
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       4.73%               10.02%                4.96%                (.95)%               7.70%
     $5,598               $2,956               $2,385               $1,825               $1,354
     $4,101               $2,390               $2,077               $1,622               $1,274
       1.41%                1.45%                1.42%                1.39%                1.36%
        .66%                 .70%                 .67%                 .64%                 .61%
       4.31%                4.27%                4.45%                4.13%                4.21%

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                 Six Months Ended
                                                                February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $11.33
                                                                     -------
Income from investment operations
Net investment income                                                    .26
Net realized and unrealized gain (loss) on investment
transactions                                                             .14
                                                                     -------
   Total from investment operations                                      .40
                                                                     -------
Less distributions
Dividends from net investment income                                    (.26)
Distributions in excess of net investment income                          --
Tax return of capital distributions                                       --
Distributions from net realized gains on investment
transactions                                                            (.04)
                                                                     -------
   Total distributions                                                  (.30)
                                                                     -------
Net asset value, end of period                                        $11.43
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        3.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $2,468
Average net assets (000)                                              $1,816
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .67%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .67%(d)
   Net investment income                                                4.64%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 5.03% to 5.04%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
     $11.31               $10.73               $10.75               $11.32               $10.98
    -------              -------              -------              -------              -------
        .56                  .55                  .55                  .54                  .55
        .04                  .58                  .03                 (.48)                 .36
    -------              -------              -------              -------              -------
        .60                 1.13                  .58                  .06                  .91
    -------              -------              -------              -------              -------
       (.56)                (.55)                (.55)                (.54)                (.55)
         --                   --                   --                   --(b)                --
         --                   --                   --(b)                --                   --
       (.02)                  --                 (.05)                (.09)                (.02)
    -------              -------              -------              -------              -------
       (.58)                (.55)                (.60)                (.63)                (.57)
    -------              -------              -------              -------              -------
     $11.33               $11.31               $10.73               $10.75               $11.32
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       5.58%               10.80%                5.66%                 .45%                8.51%
     $1,147               $  312               $  111               $   62               $   92
     $  598               $  194               $   72               $   77               $   30
        .66%                 .70%                 .67%                 .64%                 .61%
        .66%                 .70%                 .67%                 .64%                 .61%
       5.04%                5.03%                5.22%                4.86%                4.96%

    See Notes to Financial Statements                                     33

Prudential Municipal Series Fund      New Jersey Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                             www.prudential.com    (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential Municipal Series Fund      New Jersey Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                             www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq       CUSIP
------------    ------      -----
Class A         PRNJX     74435M788
Class B         PBNJX     74435M796
Class C         PCNJX     74435M531
Class Z         PZNJX     74435M432

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Prudential Financial (LOGO)



Fund Symbols    Nasdaq     CUSIP
-----------     ------     -----
Class A         PRNJX    74435M788
Class B         PBNJX    74435M796
Class C         PCNJX    74435M531
Class Z         PZNJX    74435M432

MF138E2    IFS-AO79256

                                          SEMIANNUAL REPORT
                                          FEBRUARY 28, 2003

PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW JERSEY MONEY MARKET SERIES

FUND TYPE
Money market

OBJECTIVE
The highest level of current income that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                Prudential Financial (LOGO)

Prudential Municipal Series Fund    New Jersey Money Market Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Series Fund/New Jersey Money
Market Series (the Series) seeks to provide the highest level of current income that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital. The
Series intends to invest primarily in a portfolio of short-term, tax-exempt debt securities with effective remaining maturities of 13 months or less from the state of New Jersey, its municipalities, local governments, and other qualifying issuers (such as issuers located in Puerto Rico, Guam, and the U.S.
Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

State Specific Money Market Fund Yield Comparison

                     (CHART)
                                   www.prudential.com   (800) 225-1852

Semiannual Report    February 28, 2003

    Fund Facts                                            As of 2/28/03

                         7-Day       Net Asset   Taxable Equivalent Yield*    Weighted Avg.    Net Assets
                     Current Yield  Value (NAV)    @30%    @35%   @38.6%       Mat. (WAM)      (Millions)
NJ Money
Market Series            0.51%        $1.00        0.78%   0.84%   0.89%        53 Days           $198
iMoneyNet, Inc.
State Specific Retail
New Jersey Average**     0.51%        $1.00        0.78%   0.84%   0.89%        55 Days            N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results.
An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

 *Some investors may be subject to the federal alternative minimum tax and/or state and local taxes.
  Taxable equivalent yields reflect federal and applicable state tax rates.

**The iMoneyNet, Inc. State Specific Retail New
  Jersey Average is based on the average yield of all funds in the iMoneyNet, Inc. State Specific Retail
  New Jersey category.

Weighted Average Maturity Comparison

               (CHART)
                                                 1

Prudential Financial (LOGO)           April 15, 2003

DEAR SHAREHOLDER,
Money market funds and other conservative investment alternatives served as safe havens for investors discouraged by a volatile equity market during New
Jersey Money Market Series' six-month reporting period ended February 28, 2003. As the economic recovery in the United States struggled to stay on track, the stock market began to rebound in late 2002 only to turn sharply lower again in the first two months of 2003. In light of these large swings in stock prices, the conservative market sentiment was not surprising.

Doubts about the staying power of the economic recovery, exacerbated at that time by the threat of war with Iraq, encouraged a trend toward lower interest rates. Declining interest rates reduced the level of income earned in all portfolios that invest in municipal money market securities. In this falling-interest-rate environment, the Series' investment strategy helped provide a yield that was competitive with the yield of the average comparable fund as measured by iMoneyNet, Inc.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines--a point of stability in today's turbulent markets. At Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New Jersey Money Market Series

Semiannual Report    February 28, 2003

INVESTMENT ADVISER'S REPORT

INVESTING AMID HISTORICALLY LOW INTEREST RATES
Short-term interest rates declined to their lowest level in more than 40 years during our six-month reporting period that began September 1, 2002. This occurred as a growing threat of war with Iraq, higher oil prices, and less vigorous consumer spending dampened the U.S. economic recovery. Moreover, stock market declines and a weakened financial services industry greatly reduced New Jersey's revenues from income and capital gains taxes, prompting the state to adopt various measures to close its huge budget gap. In this challenging environment, we maintained an approach to security selection and interest-rate risk that aimed to enhance the Series' yield via conservative investment strategies.

Early in our reporting period, financial markets had initially focused on data that indicated economic growth might be stronger than anticipated. This led to speculation that the next move by the Federal
Reserve (the Fed) might be an increase in interest rates to prevent the economy from overheating rather than a reduction in rates as previously expected.
Consequently, investors demanded higher yields on municipal money market securities in October 2002, which pushed their prices lower.

WELL-TIMED OCTOBER PURCHASES HELPED THE SERIES
We took advantage of what proved to be a brief rise in yields during October 2002 by purchasing temporary notes of North Plainfield, New Jersey, that mature in September 2003 and general obligation bond anticipation notes of Burlington County, New Jersey, that mature in October 2003. Money market yields reached their peak for the reporting period in October 2002 then turned lower amid evidence that the economic recovery was losing steam. When the Fed met in November 2002, concern about the economy prompted it to cut its target for the rate banks charge each other for overnight loans by half a percentage point to 1.25%, its lowest level in 41 years.

Prudential Municipal Series Fund    New Jersey Money Market Series

Semiannual Report    February 28, 2003

We allowed the Series' weighted average maturity
(WAM) to shorten in November and December by investing in securities that could be sold back to their respective issuers on a daily or weekly basis.
(WAM measures a fund's sensitivity to changes in interest rates. It considers the maturity and quantity of each security held in a portfolio.)
Allowing the WAM to shorten enabled us to meet our shareholder liquidity needs that typically increase at the end of the year.

RIDING OUT THE "JANUARY EFFECT" IN 2003
As 2003 began, an annual decline in yields occurred when investors hurriedly reinvested cash from coupon payments, bond calls, and maturing debt securities that they received during the first week of January.
The Series was able to ride out this period, known as the January effect, because in October 2002, we invested in securities that mature well into the new calendar year.

Once the January effect was over, we maintained a "barbell" strategy by purchasing both shorter- and longer-term money market securities. Some of the shorter-term securities mature in April 2003. These increase the ability of the Series to meet its shareholder liquidity needs during tax season and to take advantage of any good investment opportunities that emerge as portfolio managers sell securities to provide shareholders with cash to pay their taxes. As for the longer-term securities, we invested in project notes of Marlboro, New Jersey, that mature in December 2003 and Woodbridge Township, New Jersey, that mature in February 2004.

Late in our reporting period, we began to reduce the Series' holdings of overnight municipal money market securities when it became clear that the current economic woes would not cause rates to rise in the near term. The Series would have been even better served had we begun to trim exposure to the securities earlier in our fiscal half-year. Still the Series derived some benefit from the fact that we did not have to constantly reinvest such a large amount of money at progressively lower interest rates.

                                www.prudential.com   (800) 225-1852

GARDEN STATE FACES TOUGH ECONOMIC TIMES
We remained very selective when purchasing securities of New Jersey issuers during our reporting period.
The Garden State's heavy reliance on the personal income tax posed problems as this revenue stream dwindled precipitously. In an effort to close the state's fiscal 2003 budget gap, New Jersey lawmakers cut spending and raised certain taxes--actions that will also benefit the fiscal 2004 budget. In addition, New Jersey raised money to help erase its fiscal 2003 deficit by dipping into proceeds from the Master Settlement Agreement reached several years ago with tobacco companies. Governor James McGreevey and the legislature have taken steps to offset some of the negative effects of the current economic climate.
Nevertheless, the Garden State's finances remain under pressure.

LOOKING AHEAD
The economic outlook in the United States remains uncertain as it is difficult to predict how the economy will fare after the war with Iraq. Economic indicators point to a weaker job market and less robust consumer spending for furniture, clothing, and automobiles. Consequently, there is growing speculation that the Fed may cut rates during 2003.
With this in mind, we plan to position the Series'
WAM slightly longer than its competitive average as measured by iMoneyNet. This strategy may provide a degree of protection to the Series' income stream if rates slide lower. In addition, we will also maintain a large exposure to highly liquid securities that will allow the Series to more easily participate in good investment opportunities that emerge if yields begin to edge higher. Among New Jersey issuers, we continue to favor the securities of higher-quality school districts, many of which are supported by property taxes of specific towns.

New Jersey Money Market Series Management Team

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                           Principal
                                    Moody's        Interest    Maturity    Amount         Value
Description (a)                     Rating         Rate        Date        (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
Delaware River Port Auth.
 Pennsylvania & New Jersey Rev.,
 Merlots, Ser. B04, F.R.W.D.        VMIG1          1.07%        3/05/03    $    4,000     $  4,000,000
 Merlots, Ser. K, F.R.W.D.          VMIG1          1.07         3/05/03         4,000(c)     4,000,000
 Mun. Secs. Trust Rcpts., Ser.
 SGA-89, F.R.D.D., F.S.A.           A-1+(d)        1.15         3/03/03         2,000        2,000,000
 Ser. 396, F.R.W.D., F.S.A.         VMIG1          1.06         3/06/03         5,880        5,880,000
Deptford Twnshp., G.O., M.B.I.A.    Aaa            4.35         3/01/03           465          465,000
Dumont, G.O.                        NR             2.75         3/07/03         1,357        1,357,265
East Brunswick Twnshp., G.O.,
 B.A.N.                             NR             2.50         4/02/03         3,200        3,202,630
Freehold Twnshp., G.O., B.A.N.      NR             2.50        10/22/03         4,925        4,949,928
Galloway Twnshp., B.A.N.            NR             1.90         3/05/04           923          928,807
Highland Park, B.A.N.               NR             2.25         4/14/03         3,103        3,106,092
Hudson Cnty. Cert. Part., Merlots,
 Ser. A35, F.R.W.D., M.B.I.A.       VMIG1          1.07         3/05/03         3,495        3,495,000
Hudson Cnty. Impvt. Auth. Rev.,
 Essential Purp. Pooled Govt.,
 F.R.W.D.                           A-1+(d)        1.05         3/06/03        12,840       12,840,000
Irvington Twnshp.,
 G.O., B.A.N.                       MIG1           2.60         3/21/03         1,128        1,128,663
 G.O., B.A.N.                       NR             2.40        10/30/03         2,208        2,213,834
Jersey City, G.O., B.A.N.           MIG1           2.50         9/12/03        10,000       10,049,929
Kinnelon, G.O., F.G.I.C.            Aaa            4.50         3/01/03           255          255,000
Marlboro Twnshp. Mun. Util. Auth.,
 Proj. Nts.                         NR             2.13        12/11/03         1,300        1,308,249
Medford Twnshp. Brd. of Ed., G.O.,
 F.G.I.C.                           Aaa            4.50         3/01/03           950          950,000
Middlesex Cnty. Impvt. Auth. Rev.,
 Gtd. Proj. Nts., Woodridge Cmnty.
 Ctr.                               NR             2.00         2/26/04         5,700        5,741,833
New Jersey Hlth. Care Facs. Fin.
 Auth. Rev.,
 Comp. Prog., Ser. A2, F.R.W.D.     VMIG1          1.05         3/06/03         2,200        2,200,000
 Hosp. Cap. Asset Fin., Ser. A,
 F.R.W.D.                           VMIG1          1.05         3/06/03         2,400        2,400,000

    6                                      See Notes to Financial Statements

  Prudential Municipal Series Fund      New Jersey Money Market Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                           Principal
                                    Moody's        Interest    Maturity    Amount         Value
Description (a)                     Rating         Rate        Date        (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
 Hosp. Cap. Asset Fin., Ser. B,
 F.R.W.D.                           VMIG1          1.05%        3/06/03    $    2,800     $  2,800,000
 Meridan Hlth. Sys., Ser. A,
 F.R.W.D.                           VMIG1          1.05         3/06/03         4,000        4,000,000
 Meridan Hlth. Sys., Ser. B,
 F.R.W.D.                           VMIG1          1.05         3/06/03         5,000        5,000,000
New Jersey Sports & Expo. Auth.
 St. Contract, Ser. C, F.R.W.D.,
 M.B.I.A.                           VMIG1          1.05         3/06/03         1,300        1,300,000
New Jersey St. Econ. Dev. Auth.
 SPL Facs. Rev., Port Newark
 Container LLC, F.R.W.D.            VMIG1          1.15         3/05/03         9,200        9,200,000
New Jersey St. Econ. Dev. Auth.,
 AFL Qual. Inc. Proj., F.R.W.D.,
 A.M.T.                             A-1(d)         1.10         3/05/03         2,800        2,800,000
 AIRIS Newark LLC Proj., F.R.W.D.,
 A.M.B.A.C., A.M.T.                 VMIG1          1.10         3/06/03         3,600        3,600,000
 Alpha Assocs. & Avallone,
 F.R.W.D.                           A-1(d)         1.10         3/05/03         2,280        2,280,000
 El Dorado Terminals, Ser. B,
 F.R.D.D.                           VMIG1          1.15         3/03/03           100          100,000
 Encap Golf Holdings LLC, Ser. A,
 F.R.W.D., A.M.T.                   VMIG1          1.10         3/06/03         4,500        4,500,000
 Mfg. Facs. Rev., Commerce Ctr.
 Proj., F.R.W.D.                    A-1(d)         1.05         3/06/03         5,900        5,900,000
 Michael Shalit Proj., F.R.D.D.     Aa2            1.15         3/03/03           265          265,000
 Oak Hill Academy Proj., F.R.W.D.   NR             1.08         3/06/03         2,270        2,270,000
 Office Court Assoc. Proj.,
 F.R.W.D., A.M.T.                   A-1(d)         1.10         3/05/03         2,550        2,550,000
 Peddie Sch. Proj., Ser. B,
 F.R.W.D.                           A-1(d)         1.05         3/06/03         3,000(c)     3,000,000
 Putters, Ser. 219Z, F.R.W.D.       A-1+(d)        1.08         3/06/03         4,570(c)     4,570,000
 Republic Svcs. Inc. Proj.,
 F.R.W.D., A.M.T.                   A-1+(d)        1.10         3/05/03         2,000        2,000,000
 Ser. L, F.R.W.D., Kent Place
 Proj.,                             VMIG1          1.05         3/06/03         1,405        1,405,000
 Sr. Care Bayshore Hlth., Ser. A,
 F.R.W.D.                           Aa3            1.05         3/06/03         1,585        1,585,000

    See Notes to Financial Statements                                      7

  Prudential Municipal Series Fund      New Jersey Money Market Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                           Principal
                                    Moody's        Interest    Maturity    Amount         Value
Description (a)                     Rating         Rate        Date        (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey St. Econ. Dev. Auth.,
 Dock Facs. Rev.,
 Bayonne/Imtt Proj., Ser. A,
 F.R.D.D.                           VMIG1          1.15%        3/03/03    $      100     $    100,000
 Bayonne/Imtt Proj., Ser. C,
 F.R.D.D.                           VMIG1          1.15         3/03/03           600          600,000
New Jersey St. Econ. Dev. Auth.,
 Wtr. Facs. Rev., Utd. Wtr. Proj.
 Inc., Ser. B, F.R.D.D.,
 A.M.B.A.C.                         VMIG1          1.20         3/03/03           900          900,000
New Jersey St. Edl. Facs. Auth.,
 Princeton Univ. T.E.C.P.           P-1            1.00         4/04/03         5,700        5,700,000
                                    P-1            1.00         4/07/03         3,500        3,500,000
New Jersey St. Mun. Trust Certs.,
 ZTC-37, Cl. A, F.R.W.D.            VMIG1          1.13         3/06/03         5,800        5,800,000
New Jersey St. Tpke. Auth. Rev.,
 Merlots, Ser. EEE, F.R.W.D.,
 M.B.I.A.                           VMIG1          1.07         3/05/03         3,400        3,400,000
New Jersey St. Trans. Trust Fd.
 Auth., Merlots, Ser. A5, F.R.W.D.  VMIG1          1.07         3/05/03         2,275        2,275,000
Newark, G.O., B.A.N.                MIG1           2.50         8/01/03         2,735        2,742,308
North Plainfield Brd. of Ed.,
 Temp. Nts., G.O.                   NR             2.00         9/11/03         9,250        9,273,109
Northvale Sch. Dist., G.O., F.S.A.  AAA(d)         4.25         3/01/03           162          162,000
Point Pleasant Sch. Dist., G.O.,
 F.S.A.                             AAA(d)         1.30         7/15/03           490          490,273
Port Auth. New York & New Jersey    NR             1.05         3/04/03         7,000        7,000,000
Port Auth. New York & New Jersey,
 Putters, Ser. 153Z, F.R.W.D.       VMIG1          1.13         3/06/03         4,000        4,000,000
 SPL Oblig. Rev., Versatile
 Structure Oblig., Ser. 4,
 F.R.D.D., A.M.T.                   VMIG1          1.25         3/03/03        10,350(c)    10,350,000
Scotch Plains Twnshp., Gen.
 Impvt., G.O., F.G.I.C.             Aaa            3.50         3/15/03           255          255,174
Sea Girt, B.A.N.                    NR             2.25         6/18/03         1,984        1,986,676
Somerset Cnty., G.O.                Aaa            3.63        10/15/03         1,370        1,387,540

    8                                      See Notes to Financial Statements

  Prudential Municipal Series Fund      New Jersey Money Market Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                           Principal
                                    Moody's        Interest    Maturity    Amount         Value
Description (a)                     Rating         Rate        Date        (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
Union Cnty. Impvt. Auth. Rev.,
 MTG-Cedar Glen Hsg. Corp., Ser.
 A, F.N.M.A., A.M.T., F.R.W.D.      A-1+(d)        1.00%        3/06/03    $    4,610     $  4,610,000
Washington Twnshp. Morris Cnty.,
 G.O., B.A.N.                       NR             2.50         5/30/03         2,190        2,192,810
                                                                                          ------------
Total Investments  100.3%
 (cost $198,322,120(e))                                                                    198,322,120
Liabilities in excess of other
 assets  (0.3%)                                                                               (495,623)
                                                                                          ------------
Net Assets  100%                                                                          $197,826,497
                                                                                          ------------
                                                                                          ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) All or partial principal amount segregated as when-issued securities.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value     $ 198,322,120
Cash                                                                      28,743
Receivable for Series shares sold                                        258,066
Interest receivable                                                      769,327
Prepaid expenses and other assets                                         10,118
                                                                 -----------------
      Total assets                                                   199,388,374
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                        928,807
Payable for Series shares reacquired                                     516,447
Management fee payable                                                    76,134
Distribution fee payable                                                  19,034
Deferred trustees' fees                                                   11,046
Dividends payable                                                         10,409
                                                                 -----------------
      Total liabilities                                                1,561,877
                                                                 -----------------
NET ASSETS                                                         $ 197,826,497
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                $   1,978,265
   Paid-in capital in excess of par                                  195,848,232
                                                                 -----------------
Net assets, February 28, 2003                                      $ 197,826,497
                                                                 -----------------
                                                                 -----------------
Net asset value, offering price and redemption price per share
   ($197,826,497 / 197,826,497 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                             $1.00
                                                                 -----------------
                                                                 -----------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 1,466,718
                                                                 -----------------
Expenses
   Management fee                                                       517,114
   Distribution fee                                                     129,278
   Custodian's fees and expenses                                         31,000
   Reports to shareholders                                               25,000
   Transfer agent's fees and expenses                                    24,000
   Legal fees and expenses                                               18,000
   Registration fees                                                      8,000
   Audit fee                                                              6,000
   Trustees' fees                                                         6,000
   Miscellaneous                                                          3,045
                                                                 -----------------
      Total expenses                                                    767,437
Less: Custodian fee credit (Note 1)                                        (301)
                                                                 -----------------
    Net expenses                                                        767,136
                                                                 -----------------
Net investment income                                                   699,582
Net realized gain on investment transactions                             17,790
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   717,372
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months              Year
                                                     Ended                Ended
                                               February 28, 2003     August 31, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $     699,582        $   2,400,298
   Net realized gain on investment
      transactions                                      17,790               11,927
                                               -----------------    -----------------
   Net increase in net assets resulting from
      operations                                       717,372            2,412,225
                                               -----------------    -----------------
Dividends and distributions paid to
shareholders
(Note 1)                                              (717,372)          (2,412,225)
                                               -----------------    -----------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                   267,997,011          577,611,941
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                      722,134            2,401,800
   Cost of shares reacquired                      (288,255,781)        (571,201,014)
                                               -----------------    -----------------
   Net increase (decrease) in net assets
      from Series share transactions               (19,536,636)           8,812,727
                                               -----------------    -----------------
Total increase (decrease)                          (19,536,636)           8,812,727
NET ASSETS
Beginning of period                                217,363,133          208,550,406
                                               -----------------    -----------------
End of period                                    $ 197,826,497        $ 217,363,133
                                               -----------------    -----------------
                                               -----------------    -----------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements (Unaudited)

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate to only New Jersey Money Market Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 3, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Directors.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends and distributions:    The Series declares daily dividends from
net investment income and net realized short-term gains. Payment of dividends is made
                                                                          13

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements (Unaudited) Cont'd.

monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ('PIM'), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to a plan of distribution regardless of expenses actually incurred by PIMS. The Series pays PIMS for distributing and servicing the Series shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the six months ended February 28, 2003, the Series incurred fees of approximately $21,900 for the services of PMFS. As of February 28, 2003, approximately $3,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

                                                        SEMI ANNUAL REPORT
                                                        FEBRUARY 28, 2003


            PRUDENTIAL
            MUNICIPAL SERIES FUND/
            NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Financial Highlights (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                 February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   1.00
Net investment income and net realized gains                                --(c)
Dividends and distributions                                                 --(c)
                                                                    ----------
Net asset value, end of period                                        $   1.00
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a):                                                           .35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $197,826
Average net assets (000)                                              $208,560
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
   fees                                                                    .74%(b)
   Expenses, excluding distribution fee and service (12b-1)
   fees                                                                    .62%(b)
   Net investment income                                                   .68%(b)

------------------------------
(a) Total return includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Annualized.
(c) Less than $.005 per share.

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Financial Highlights (Unaudited) Cont'd.

                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00             $   1.00
         .01                  .03                  .03                  .03                  .03
        (.01)                (.03)                (.03)                (.03)                (.03)
----------------     ----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        1.10%                2.95%                3.12%                2.52%                2.87%
    $217,363             $208,550             $195,460             $207,004             $200,915
    $223,219             $212,370             $204,697             $209,479             $198,647
         .74%                 .73%                 .72%                 .72%                 .73%
         .62%                 .60%                 .59%                 .59%                 .60%
        1.08%                2.87%                3.07%                2.49%                2.82%

    See Notes to Financial Statements                                     17

Prudential Municipal Series Fund    New Jersey Money Market Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                          www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential Municipal Series Fund    New Jersey Money
Market Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-- not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

TRUSTEES
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Nasdaq     CUSIP
------     -----
PNJXX    74435M762

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Prudential Financial (LOGO)

Nasdaq     CUSIP
------     -----
PNJXX     74435M762


MF147E2   IFS-A079713

                                            SEMIANNUAL REPORT
                                            FEBRUARY 28, 2003

PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW YORK SERIES

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt
from New York State, New York City,
and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The
Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                Prudential Financial (LOGO)

Prudential Municipal Series Fund      New York Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential Municipal
Series Fund/New York Series (the Series) is to maximize current income that is exempt from New York
State, New York City, and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total investments as of 2/28/03.

    47.8%   General Obligation Bonds
    27.9    Revenue Bonds
    17.8    Prerefunded
     0.5    Miscellaneous
     6.0    Cash & Equivalents

Portfolio composition is subject to change.

Credit Quality

Expressed as a percentage of total investments as of 2/28/03.

    6.8%    AAA
    34.1    AAA Insured
    37.2    AA
     6.0    A
     3.5    BBB
     6.0    Cash & Equivalents
     6.4    Not Rated* (Prudential ratings used):

    Breakout:    2.2    AAA
                 2.3    BB
                 1.9    B

*Not-rated bonds are believed to be of comparable quality to rated investments.

Credit quality is subject to change.

Ten Largest Issuers

Expressed as a percentage of total investments as of 2/28/03.

    6.3%   New York State Urban Development
           Corp. Revenue
    6.1    New York City General Obligation**
    6.0    New York State Dorm.
           Authority Revenue, City University
    5.9    New York State Thruway Authority**
    5.8    Metropolitan Transportation
           Authority Facs. Revenue**
    5.6    New York City Transitional Financing
           Authority, Revenue Future Tax
           Securities**
    5.6    New York State Local Government
           Assistance Corp.
    4.9    Metropolitan Transportation
           Authority NY Service Contract
    3.9    New York State Power Authority
    3.5    Triborough Bridge and Tunnel
           Authority Revenue**

**Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S.
  guaranteed obligations. For details, see the Portfolio of Investments.

Holdings are subject to change.

                              www.prudential.com   (800) 225-1852

Semiannual Report    February 28, 2003

    Cumulative Total Returns1                          As of 2/28/03

                                Six Months  One Year  Five Years    Ten Years       Since Inception2
Class A                            3.15%      6.77%     29.71%    73.88% (73.60)    140.04% (139.65)
Class B                            3.02       6.59      28.05     68.27  (67.99)    274.03  (273.12)
Class C                            2.89       6.32      26.47          N/A           60.08   (59.82)
Class Z                            3.28       7.12      31.26          N/A           45.16   (45.04)
Lehman Bros. Muni Bond Index3      3.36       7.67      34.31         84.67               ***
Lipper NY Muni Debt Funds Avg.4    2.65       6.43      26.99         70.54              ****

    Average Annual Total Returns1                           As of 3/31/03

                                One Year  Five Years   Ten Years    Since Inception2
Class A                           5.72%     4.72%     5.46% (5.44)   6.60%  (6.59)
Class B                           3.72      4.91      5.42  (5.41)   7.36   (7.35)
Class C                           6.37      4.60          N/A        5.43   (5.41)
Class Z                           9.26      5.61          N/A        6.05   (6.03)
Lehman Bros. Muni Bond Index3     9.89      6.07         6.45            ***
Lipper NY Muni Debt Funds Avg.4   8.23      4.83         5.52            ****

    Distributions and Yields                            As of 2/28/03

                                            Taxable Equivalent 30-Day Yield5
        Total Distributions      30-Day             at Tax Rates of
        Paid for Six Months    SEC Yield            35.0%     38.6%
Class A       $0.36              2.63%              4.34%     4.60%
Class B       $0.34              2.47               4.08      4.32
Class C       $0.33              2.20               3.63      3.85
Class Z       $0.37              2.96               4.89      5.18

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lehman Brothers, and
Lipper Inc. The cumulative total returns do not take
into account applicable sales charges. If reflected,
the applicable sales charges would reduce the
performance quoted. The average annual total returns
do take into account applicable sales charges.
Without the distribution and service (12b-1) fee
waiver of 0.05% and 0.25% for Class A and C shares
respectively, the returns would have been lower. The
Series charges a maximum front-end sales charge of 3%
for Class A shares, and a 12b-1 fee of up to 0.30%
annually. In some circumstances, Class A shares may
not be subject to a front-end sales charge, but may
be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject
to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for
six years respectively after purchase, and a 12b-1
fee of 0.50% annually. Approximately seven years
after purchase, Class B shares will automatically
convert to Class A shares on a quarterly basis. Class
C shares are subject to a front-end sales charge of
1% and a CDSC of 1% for shares redeemed within 18
months of purchase, and a 12b-1 fee of up to 1.00%
annually. Class Z shares are not subject to a sales
charge or 12b-1 fees. Without waiver of management
fees and/or expense subsidization, the Series'
returns would have been lower, as indicated in
parentheses. The returns in the tables above do not
reflect the deduction of taxes that a shareholder
would pay on fund distributions or following the
redemption of fund shares. 2Inception dates: Class A,
1/22/90; Class B, 9/13/84; Class C, 8/1/94; and Class
Z, 12/6/96. 3The Lehman Brothers Municipal (Muni)
Bond Index is an unmanaged index of over 39,000 long-
term investment-grade municipal bonds. Investors
cannot invest directly in an index. 4The Lipper
Average represents returns based on an average of all
funds in each share class in the Lipper New York
Municipal (Muni) Debt Funds category for the periods
noted. Funds in the Lipper Single-State Muni Debt
Funds Average limit their assets to those securities
that are exempt from taxation in a specified state
(double tax-exempt) or city (triple tax-exempt).
5Taxable equivalent yields reflect federal and
applicable state tax rates. The returns for the
Lehman Bros. Muni Bond Index and the Lipper NY Muni
Debt Funds Average would be lower if they included
the effects of sales charges or taxes, and in the
case of the Lehman Bros. Muni Bond Index, operating
expenses. *** Lehman Bros. Muni Bond Index Since
Inception cumulative returns as of 2/28/03 are
154.63% for Class A, 367.47% for Class B, 77.18% for
Class C, and 47.59% for Class Z. Lehman Bros. Muni
Bond Index Since Inception average annual returns as
of 3/31/03 are 7.36% for Class A, 8.66% for Class B,
6.83% for Class C, and 6.35% for Class Z. **** Lipper
Since Inception cumulative returns as of 2/28/03 are
136.57% for Class A, 318.29% for Class B, 64.98% for
Class C, and 39.36% for Class Z. Lipper Since
Inception average annual returns as of 3/31/03 are
6.71% for Class A, 7.99% for Class B, 5.91% for Class
C, and 5.33% for Class Z.
                                                    1

Prudential Financial (LOGO)             April 15, 2003

DEAR SHAREHOLDER,
Conditions in the municipal bond market fluctuated widely during the New York Series' six-month reporting period ended February 28, 2003. Nevertheless, a back-to-basics approach to investing that favors bonds and other relatively conservative assets prevailed in the financial markets. Bond funds, including those that invest in municipal debt securities, benefited accordingly.

For the reporting period, the Series' Class A shares lagged the Lehman Brothers Municipal Bond Index (the
Index), but the Series' Class A shares returned considerably more than the average comparable fund, as measured by the Lipper New York Municipal Debt
Funds Average (the Lipper Average). On the following pages, the Series' management team describes conditions in the municipal bond market and explains the Series' performance.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines--a point of stability in today's turbulent markets. At Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund      New York Series

Semiannual Report    February 28, 2003

INVESTMENT ADVISER'S REPORT

MUNICIPAL BONDS EDGED HIGHER IN VOLATILE PERIOD
Our six-month reporting period that began September 1, 2002 was a time of heightened volatility in the municipal bond market. A temporary rebound in the stock market, a heavy supply of new tax-exempt securities, a change in U.S. monetary policy, and geopolitical developments drove the large swings in municipal bond prices. We maintained an investment strategy that provided the Series with flexibility to respond readily to changing market conditions.

Early in our reporting period, municipal bonds gained in value to such an extent that a correction in the market was virtually inevitable. Therefore, when the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued municipal bonds in October.

The sell-off in municipal bonds soon turned into a rally. Investors began to pay higher prices (and accept lower yields) for tax-exempt securities, anticipating that the Federal Reserve (the Fed) would lower borrowing costs to stimulate economic growth.
In November, the Fed cut the rate banks charge each other for overnight loans by half a percentage point to 1.25%, the lowest level in 41 years.

Municipal bond prices edged higher in December and
for much of the remainder of our reporting period,
albeit in an uneven pattern. There was speculation
that the Fed would soon cut rates again to help the fragile
economic recovery. Data indicated that the threat of
war with Iraq, rising oil prices, and a weak job
market had hurt consumer spending, the main engine of
economic growth.
                                                   3

Prudential Municipal Series Fund      New York Series

Semiannual Report    February 28, 2003

EMPIRE STATE AND BIG APPLE FACE TOUGH TIMES
The ongoing economic malaise in the United States continued to dramatically affect New York State during our reporting period. Due to heavy reliance upon personal income tax, the Empire State's anticipated revenues have fallen short of expectations.
A failure among legislative leaders to agree on certain priorities has delayed the state budget, which left New York State to begin its fiscal year with no budget in place for the 19th consecutive time.

A weakened financial services industry exacerbates the revenue picture for New York State and New York
City. Moreover, the proceedings relating to the rebuilding of Lower Manhattan after the September 11 terrorist attacks are moving slowly, further dampening New York City's ability to recover from lackluster economic conditions. Still, it continues to cope well with its strained revenues. While the finances of both New York City and New York State are under pressure, we believe both will act to maintain their financial integrity. The Series does not own any state of New York's general obligation (GO) bonds, but it does have exposure to New York City GO bonds.

FOCUS ON AAA-RATED BONDS OF NEW YORK ISSUERS
Given the fiscal challenges facing New York State and New York City as well as the frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, insured and
uninsured bonds rated AAA (including not-rated bonds
considered AAA by Prudential) accounted for 43% of
the Series' total investments as of February 28,
2003, little change
                   www.prudential.com   (800) 225-1852

from six months earlier. The uncertainty fostered by the threat of war with Iraq and deteriorating economic conditions bolstered the appeal of insured municipal bonds, which performed better than lower-quality municipal bonds for the six months under review, based on the Lehman Brothers Insured Bond
Index. Municipal bonds of below-investment-grade quality rated BB or lower (including not-rated bonds considered BB or lower by Prudential) comprised 4% of the Series' total investments at the end of our reporting period, compared with 6% six months earlier.

Among the Series' lower-quality holdings were bonds of Scotia, New York Housing Authority for Coburg
Village, a rental retirement center located in Saratoga County. The bonds defaulted as Coburg
Village continues to suffer from a low occupancy rate that has resulted in inadequate cash flow to make timely interest payments on the securities.
Consequently, the bonds have declined in value, which contributed to the underperformance of the Series'
Class A shares versus the Index for the six months ended February 28, 2003.

TIMELY SHIFT IN SERIES' ASSET ALLOCATION
In the volatile interest-rate environment, we maintained a barbell strategy that focused on two types of bonds. One side of our barbell emphasized
AAA-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discounted prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher.

The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income. These bonds are considered to have defensive characteristics as their prices

Prudential Municipal Series Fund      New York Series

Semiannual Report    February 28, 2003

tend to hold up relatively well when the municipal bond market sells off because investors want the solid income that they provide.

We periodically adjusted our coupon barbell strategy as needed. When the municipal bond market began to correct in early October as previously discussed, we trimmed the Series' exposure to zero coupon bonds and long-term deeply discounted bonds that pay interest income semiannually. We reinvested the proceeds in additional intermediate-term higher-coupon bonds. Our shift in asset allocation shortened the Series' duration, a measure of its sensitivity to changes in the level of interest rates that is expressed in years. A shorter duration helped to protect the value of the Series as bond prices fell to their lowest level of the reporting period in October. While we made further adjustments to the Series' duration as our fiscal half-year continued, the October move was the most crucial from a strategic perspective. We believe this timely change in asset allocation enhanced the Series' performance relative to its Lipper Average during our reporting period.

LOOKING AHEAD
We will look for strong investment opportunities among new municipal bonds of New York issuers. During
2003, we expect the volume of new tax-exempt securities in the Empire State to exceed the total in 2002 as state and local governments turn increasingly to the bond market to raise money that will help close their budget gaps. We aim to take advantage of temporary pricing discrepancies that emerge when new municipal bonds are issued at what we believe are undervalued levels. This can occur for various reasons such as when there is a glut of new bonds or when investors overreact to problems confronting an issuer.

New York Series Management Team

                                       SEMIANNUAL REPORT
                                       FEBRUARY 28, 2003


PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW YORK SERIES


                                       FINANCIAL STATEMENTS

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                         Principal
                                 Moody's        Interest    Maturity     Amount           Value
Description (a)                  Rating         Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.1%
Municipal Bonds
----------------------------------------------------------------------------------------
Brookhaven Ind. Dev. Agcy.
 Civic Fac. Rev., Mem. Hosp.
 Med. Ctr., Inc., Ser. A         NR             8.125%        11/15/20   $    1,500       $  1,557,930
City of Buffalo, Sch., G.O.,
 Ser. E, F.S.A.                  Aaa            6.00          12/01/16        1,100(f)       1,334,586
City of Elmira, Wtr. Impvt.,
 Ser. 96 B, A.M.B.A.C.           Aaa            5.95           3/01/16        5,395(e)       6,053,514
Dutchess Cnty. Indl. Dev.
 Agcy. Civic Fac. Rev., Bard
 Coll.                           A3             5.75           8/01/30        3,500          3,738,035
Islip Res. Rec., Rev., Ser. B,
 A.M.B.A.C., A.M.T.              Aaa            7.20           7/01/10        1,745          2,165,458
Jefferson Cnty. Ind. Dev.
 Agcy., Solid Wste. Disp.
 Rev., A.M.T.                    Baa2           7.20          12/01/20        1,500          1,533,255
Metro. Trans. Auth. Facs.
 Rev.,
 C.A.B.S., Ser. N, F.G.I.C.,
 E.T.M.                          Aaa            Zero           7/01/12        5,575          3,927,532
 Commuter Facs., Ser. A,
 F.G.I.C.                        Aaa            5.60           7/01/09          500(c)         582,205
 Commuter Facs., Ser. A,
 F.G.I.C.                        Aaa            5.70           7/01/10        1,000(c)       1,169,400
 Trans. Facs. Rev., Ser. A,
 F.S.A.                          Aaa            5.60           7/01/09        2,900(c)       3,376,789
 Trans. Facs. Rev., Ser. A,
 F.S.A.                          Aaa            5.70           7/01/10        4,600(c)       5,379,240
Metro. Trans. Auth., New York
 Svc. Contract,
 C.A.B.S., Ser. 7, M.B.I.A.,
 E.T.M.                          Aaa            Zero           7/01/08        4,500          3,891,150
 Ser. A, M.B.I.A.                Aaa            5.50           7/01/20        3,000          3,298,620
 Trans. Facs. Rev., Ser. O,
 E.T.M.                          A3             5.75           7/01/13        2,975          3,465,161

    8                                      See Notes to Financial Statements

   Prudential Municipal Series Fund      New York Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                 Moody's        Interest    Maturity     Amount           Value
Description (a)                  Rating         Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Nassau Cnty. New York Interim
 Fin. Auth., Sales Tax
 Secured, Ser. A-1, A.M.B.A.C.   Aaa            5.375%        11/15/16   $    1,000       $  1,105,690
New York City Ind. Dev. Agcy.,
 Civic. Fac. Rev., United
 States Tennis Assoc., Nat'l.
 Tennis Ctr. Proj., F.S.A.       Aaa            6.375         11/15/14        1,000          1,100,260
 Laguardia Assoc., Ltd.
 Partnership Proj.               NR             6.00          11/01/28        2,000          1,471,600
New York City Mun. Fin. Auth.,
 Wtr. & Swr. Sys. Rev., Ser. B   Aa2            6.00           6/15/33        1,615(c)       1,948,287
 Wtr. & Swr. Sys. Rev., Ser. B   Aa2            6.00           6/15/33          985          1,156,006
New York City Trans. Auth.,
 Triborough Bridge & Tunnel
 Auth., A.M.B.A.C.               Aaa            5.75           1/01/20        4,760          5,342,672
New York City Trans. Fin.
 Auth. Rev., Future Tax Sec.,
 Ser. A                          Aa2            5.375         11/15/21        2,900          3,116,601
 Ser. A                          Aa2            5.50          11/01/11        2,650          2,955,253
 Ser. B                          Aa2            5.25           2/01/11        2,500          2,724,550
 Ser. B                          Aa2            5.50           2/01/17        1,920          2,119,661
 Ser. B                          Aa2            6.00          11/15/29        1,000(c)       1,204,570
New York City, G.O.,
 Ser. A                          A2             6.00           5/15/30        1,000          1,080,450
 Ser. D                          A2             7.70           2/01/09           25(c)          25,229
 Ser. D                          A2             8.00           8/01/03           50             51,320
 Ser. F                          A2             8.20          11/15/03          240            245,081
 Ser. G                          A2             5.875         10/15/14        2,500          2,723,725
 Ser. I                          Aaa            6.10           4/15/10          565(c)         665,214
 Ser. I                          A2             6.10           4/15/10        1,435          1,611,376
 Ser. I                          Aaa            6.25           4/15/27        3,750(c)       4,435,762
 Ser. I                          A2             6.25           4/15/27        2,250          2,476,980

    See Notes to Financial Statements                                      9

   Prudential Municipal Series Fund      New York Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                 Moody's        Interest    Maturity     Amount           Value
Description (a)                  Rating         Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev.,
 City Univ. Sys. Cons., F.S.A.   Aaa            5.50%          7/01/29   $    2,500       $  2,693,275
 City Univ. Sys. Cons., Ser. B   A3             6.00           7/01/14        6,500          7,586,540
 City Univ. Sys. Cons., Ser. D   A3             7.00           7/01/09        1,880          2,187,004
 Coll. & Univ. Ed., M.B.I.A.,
 A.M.T.                          Aaa            Zero           7/01/04        2,145(e)       2,104,652
 Mental Hlth. Svcs. Facs.
 Impvt., Ser. B                  A3             6.50           8/15/11        3,000          3,617,940
 Ser. B                          A3             5.25          11/15/23        3,000          3,287,910
 St. Personal Income-Tax Ed.,
 Ser. A                          AA(d)          5.375          3/15/22        2,000          2,133,480
 St. Univ. Edl. Facs., Ser. A    A3             5.25           5/15/15        8,600          9,710,174
New York St. Engy. Res. & Dev.
 Auth. Rev., Brooklyn Union
 Gas Co., Ser. B, M.B.I.A.,
 A.M.T.                          Aaa            6.75           2/01/24        1,825(f)       1,868,873
New York St. Environ. Facs.
 Corp.,
 New York City Mun. Wtr.
 Proj., Ser. K                   Aaa            5.25           6/15/22        6,000          6,385,320
 Poll. Ctrl. Rev., Ser. E        Aaa            6.50           6/15/14           35             35,505
New York St. Hsg. Fin. Agcy.
 Rev.,
 Multi-Fam. Hsg., Sec. Mtge.,
 Ser. A, A.M.T.                  Aa1            7.05           8/15/24        1,000          1,021,460
 St. Univ. Constr., Ser. A,
 E.T.M.                          Aaa            8.00           5/01/11        3,600(e)       4,653,720
New York St. Local Gov't.
 Assist. Corp.,
 C.A.B.S., Ser. C                A1             Zero           4/01/14        8,882          5,685,990
 Ser. E                          A1             6.00           4/01/14        5,385(e)       6,374,871
New York St. Med. Care Facs.
 Fin. Agcy. Rev., New York
 Hosp., Ser. A, A.M.B.A.C.,
 F.H.A.                          Aaa            6.50           8/15/29        3,000(c)       3,370,050

    10                                     See Notes to Financial Statements

   Prudential Municipal Series Fund      New York Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                 Moody's        Interest    Maturity     Amount           Value
Description (a)                  Rating         Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New York St. Mtge. Agcy. Rev.,
 Homeowner Mtge.,
 Ser. 70                         Aa1            5.375%        10/01/17   $    1,500       $  1,580,955
New York St. Pwr. Auth.,
 Ser. A                          Aa2            5.00          11/15/19        5,000          5,259,000
 Ser. A                          Aa2            5.25          11/15/16        3,000          3,291,600
New York St. Thrwy. Auth.,
 Hwy. & Bridge Trust Fund,
 Ser. A, F.S.A.                  Aaa            6.00           4/01/16        2,200(c)       2,644,356
 Hwy. & Bridge Trust Fund,
 Ser. B, F.G.I.C.                Aaa            6.00           4/01/14        2,220(c)       2,383,081
 St. Pers. Income Tax Rev.,
 Trans., Ser. A                  AA(d)          5.50           3/15/20        1,000          1,092,270
 Svc. Contract Rev., Local
 Hwy. & Bridge                   AA-(d)         5.50           4/01/15        6,000          6,748,260
 Svc. Contract Rev., Local
 Hwy. & Bridge                   A3             6.45           4/01/15        1,000(c)       1,129,410
New York St. Urban Dev. Corp.
 Rev.,
 Correctional Cap. Facs.,
 A.M.B.A.C.                      Aaa            Zero           1/01/08        8,000          7,025,840
 St. Facs.                       A3             5.75           4/01/12        5,750          6,578,805
Otsego Cnty. Ind. Dev. Agcy.,
 Civic Facs. Rev., Hartwick
 Coll. Proj., Ser. A             Baa2           5.50           7/01/19        2,520(c)(e)    2,944,267
Puerto Rico Comnwlth.,
 Pub. Impvt. Rfdg., M.B.I.A.     Aaa            7.00           7/01/10        1,250          1,567,375
 Rites P.A. 625, A.M.B.A.C.,
 T.C.R.S.                        NR             13.033         7/01/10        3,250(g)       4,900,350
Puerto Rico Pub. Fin. Corp.,
 Comnwlth. Approp., Ser. E       Baa3           5.70           8/01/25        2,000          2,114,800
Scotia Hsg. Auth. Rev., Coburg
 Village, Inc. Proj., Ser. A     NR             6.20           7/01/38        4,000(h)       2,598,400
Triborough Bridge & Tunnel
 Auth. Rev., Ser. B              Aa3            5.30           1/01/17        6,635(c)       7,619,037
Virgin Islands Pub. Fin. Auth.
 Rev., Ser. A                    BBB-(d)        6.50          10/01/24        1,000          1,109,300

    See Notes to Financial Statements                                     11

   Prudential Municipal Series Fund      New York Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                 Moody's        Interest    Maturity     Amount           Value
Description (a)                  Rating         Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Watervliet Hsg. Auth. Sen.
 Res. Beltrone Living. Ctr.
 Proj., Ser. A                   NR             6.125%         6/01/38   $    4,000       $  3,581,680
                                                                                          ------------
Total long-term investments
 (cost $187,251,461)                                                                       205,918,712
                                                                                          ------------
SHORT-TERM INVESTMENTS  5.0%
----------------------------------------------------------------------------------------
Long Island Pwr. Auth. New
 York Elec. Sys. Rev., Subser.
 2 thru Subser. 2-B, F.R.D.D.    VMIG1          1.10           3/03/03        1,000          1,000,000
Mun. Secs. Trust Cert.,
 Ser. 2000-109, Class A, Ctf.
 144A, F.R.D.D.                  VMIG1          1.20           3/03/03        3,100          3,100,000
 Ser. 2000-89, Class A, Ctf.
 144A, F.R.D.D                   VMIG1          1.22           3/03/03          545            545,000
New York City Mun. Fin. Auth.,
 Wtr. & Swr. Sys. Rev.,
 Ser. C, F.R.D.D.                VMIG1          1.18           3/03/03          500            500,000
New York City Trans. Fin.
 Auth., Future Tax Secured,
 Subser. C-5, F.R.D.D.           VMIG1          1.15           3/03/03          600            600,000
New York St. Job Dev. Auth.,
 St. Gtd. Spec. Purp.,
 Ser. A-1 thru A-25, F.R.D.D.    VMIG1          1.15           3/03/03        2,280          2,280,000
New York St. Local Govt.
 Assist. Corp., Mun. Secs.
 Trust Rcpts., Ser. SGA 59,
 F.R.D.D.                        A-1+(d)        1.20           3/03/03        3,100          3,100,000
                                                                                          ------------
Total short-term investments
 (cost $11,125,000)                                                                         11,125,000
                                                                                          ------------
Total Investments  98.1%
 (cost $198,376,461; Note 5)                                                               217,043,712
Other assets in excess of
 liabilities  1.9%                                                                           4,214,206
                                                                                          ------------
Net Assets  100%                                                                          $221,257,918
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

   Prudential Municipal Series Fund      New York Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    T.C.R.S.--Transferable Custodial Receipts.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Represents when-issued or extended settlement security.
(f) Pledged as initial margin for financial futures contracts.
(g) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(h) Issuer in default on interest payments, non-income producing security.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New York Series
             Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $198,376,461)                          $ 217,043,712
Cash                                                                      30,130
Interest receivable                                                    2,616,369
Receivable for investments sold                                        2,146,168
Receivable for Series shares sold                                         67,935
Other assets                                                               5,701
                                                                 -----------------
      Total assets                                                   221,910,015
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                     300,003
Accrued expenses                                                         118,167
Management fee payable                                                    84,092
Dividends payable                                                         76,932
Distribution fee payable                                                  49,579
Due to broker-variation margin                                            12,188
Deferred trustees' fees                                                   11,136
                                                                 -----------------
      Total liabilities                                                  652,097
                                                                 -----------------
NET ASSETS                                                         $ 221,257,918
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     180,825
   Paid-in capital in excess of par                                  198,455,917
                                                                 -----------------
                                                                     198,636,742
   Undistributed net investment income                                   102,900
   Accumulated net realized gain on investments                        3,870,011
   Net unrealized appreciation on investments                         18,648,265
                                                                 -----------------
Net assets, February 28, 2003                                      $ 221,257,918
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($179,301,352 / 14,655,368 shares of beneficial interest
      issued and outstanding)                                             $12.23
   Maximum sales charge (3% of offering price)                               .38
                                                                 -----------------
   Maximum offering price to public                                       $12.61
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($35,339,568 / 2,886,708 shares of beneficial
      interest issued and outstanding)                                    $12.24
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($3,587,075
      / 293,056 shares of beneficial interest issued and
      outstanding)                                                        $12.24
   Sales charge (1% of offering price)                                       .12
                                                                 -----------------
   Offering price to public                                               $12.36
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($3,029,923 / 247,417 shares of beneficial
      interest issued and outstanding)                                    $12.25
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New York Series
             Statement of Operations (Unaudited)

                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 5,414,872
                                                                 -----------------
Expenses
   Management fee                                                       549,188
   Distribution fee--Class A                                            222,899
   Distribution fee--Class B                                             87,294
   Distribution fee--Class C                                             13,462
   Transfer agent's fees and expenses                                    49,000
   Custodian's fees and expenses                                         45,000
   Reports to shareholders                                               32,000
   Registration fees                                                     20,000
   Trustees' fees                                                         6,000
   Audit fee                                                              6,000
   Legal fees and expenses                                                5,000
   Insurance expense                                                      2,000
   Miscellaneous expense                                                  1,139
                                                                 -----------------
      Total expenses                                                  1,038,982
                                                                 -----------------
Net investment income                                                 4,375,890
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            3,621,353
   Financial futures transactions                                       261,310
                                                                 -----------------
                                                                      3,882,663
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (1,627,117)
   Financial futures contracts                                           45,553
                                                                 -----------------
                                                                     (1,581,564)
                                                                 -----------------
Net gain on investments                                               2,301,099
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 6,676,989
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months             Year
                                                       Ended               Ended
                                                 February 28, 2003    August 31, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   4,375,890       $   9,720,247
   Net realized gain on investment
      transactions                                     3,882,663           2,441,810
   Net change in unrealized appreciation
      (depreciation) on investments                   (1,581,564)         (2,051,632)
                                                 -----------------    ---------------
   Net increase in net assets resulting from
      operations                                       6,676,989          10,110,425
                                                 -----------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (3,508,191)         (7,994,598)
      Class B                                           (643,506)         (1,488,977)
      Class C                                            (61,685)           (116,486)
      Class Z                                            (59,608)           (110,375)
                                                 -----------------    ---------------
                                                      (4,272,990)         (9,710,436)
                                                 -----------------    ---------------
   Distributions from net realized gains
      Class A                                         (1,825,242)           (777,709)
      Class B                                           (364,257)           (155,152)
      Class C                                            (37,637)            (12,210)
      Class Z                                            (27,200)             (8,739)
                                                 -----------------    ---------------
                                                      (2,254,336)           (953,810)
                                                 -----------------    ---------------
Series share transactions (net of share
   conversions) (Note 6):
   Net proceeds from shares sold                       8,039,325          15,946,664
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    4,057,331           6,310,087
   Cost of shares reacquired                         (15,351,757)        (32,387,089)
                                                 -----------------    ---------------
   Net decrease in net assets from Series
      share transactions                              (3,255,101)        (10,130,338)
                                                 -----------------    ---------------
Total decrease                                        (3,105,438)        (10,684,159)
NET ASSETS
Beginning of period                                  224,363,356         235,047,515
                                                 -----------------    ---------------
End of period(a)                                   $ 221,257,918       $ 224,363,356
                                                 -----------------    ---------------
                                                 -----------------    ---------------
(a) Includes undistributed net investment
    income of:                                           102,900                  --
                                                 -----------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements (Unaudited)

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to New York Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Manager or subadviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Trustees, in consultation with the Manager or subadviser.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements (Unaudited) Cont'd.

over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker of dealer.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the statement of operations as net realized gain
(loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss.
                                                                          19

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements (Unaudited) Cont'd.

Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swap
agreements. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements (Unaudited) Cont'd.

calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes market and original issue discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series
                                                                          21

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements (Unaudited) Cont'd.

compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended February 28, 2003.

      PIMS has advised the Series that it received approximately $20,600 and $3,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the six months ended February 28, 2003. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended February 28, 2003, it received approximately $18,700 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended February 28, 2003 the amount of the commitment was $800 million and the SCA allows the Funds the ability to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the six months ended February 28, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended February 28, 2003, the Series incurred fees of approximately

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements (Unaudited) Cont'd.

$34,900 for the services of PMFS. As of February 28, 2003, approximately $5,800 of such fees were due to PMFS.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $4,800 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $4,400 for the six months ended February 28, 2003. As of February 28, 2003, approximately $700 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the six months ended February 28, 2003, aggregated $45,169,037 and $53,920,444 respectively.

      During the six months ended February 28, 2003, the Fund entered into financial futures contracts. Details of open contracts at February 28, 2003 were as follows:

                                                               Value at        Value at
Number of                                     Expiration     February 28,        Trade          Unrealized
Contracts                 Type                   Date            2003            Date          Depreciation
---------     ----------------------------    -----------    ------------     -----------     --------------
              Short Position:
    15        U.S. Treasury Bonds Future      Mar. 2003      $  1,737,188     $ 1,718,202        $(18,986)

Note 5. Tax Information
The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of February 28, 2003 was as follows:

                                                                 Total Net
                                                                Unrealized
  Tax Basis          Appreciation         Depreciation         Appreciation
--------------      ---------------      ---------------      ---------------
 $198,086,569         $21,306,402         $(2,349,259)          $18,957,143

      The difference between book basis and tax basis was primarily attributable to the difference in the treatment of market discount for book and tax purposes.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Certain investors who purchase $1
                                                                          23

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements (Unaudited) Cont'd.

million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                          Shares        Amount
-------------------------------------------------------------  ----------    -----------
Six months ended February 28, 2003
Shares sold                                                       262,058    $ 3,179,164
Shares issued in reinvestment of dividends and distributions      275,026      3,312,990
Shares reacquired                                                (973,502)   (11,812,423)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (436,418)    (5,320,269)
Shares issued upon conversion from Class B                        199,141      2,425,158
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                    (237,277)   $(2,895,111)
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 2002:
Shares sold                                                       472,676    $ 5,677,797
Shares issued in reinvestment of dividends and distributions      435,138      5,197,555
Shares reacquired                                              (2,172,178)   (25,946,314)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                   (1,264,364)   (15,070,962)
Shares issued upon conversion from Class B                        495,186      5,912,038
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                    (769,178)   $(9,158,924)
                                                               ----------    -----------
                                                               ----------    -----------
Class B
-------------------------------------------------------------
Six months ended February 28, 2003
Shares sold                                                       257,725    $ 3,137,233
Shares issued in reinvestment of dividends and distributions       50,900        613,572
Shares reacquired                                                (154,558)    (1,872,726)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                      154,067      1,878,079
Shares reacquired upon conversion into Class A                   (198,978)    (2,425,158)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                     (44,911)   $  (547,079)
                                                               ----------    -----------
                                                               ----------    -----------

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                          Shares        Amount
-------------------------------------------------------------  ----------    -----------
Year ended August 31, 2002:
Shares sold                                                       555,468    $ 6,686,950
Shares issued in reinvestment of dividends and distributions       78,477        937,885
Shares reacquired                                                (378,795)    (4,549,639)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                      255,150      3,075,196
Shares reacquired upon conversion into Class A                   (494,960)    (5,912,038)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                    (239,810)   $(2,836,842)
                                                               ----------    -----------
                                                               ----------    -----------
Class C
-------------------------------------------------------------
Six months ended February 28, 2003
Shares sold                                                        39,908    $   487,145
Shares issued in reinvestment of dividends and distributions        5,959         71,787
Shares reacquired                                                 (35,271)      (427,721)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                      10,596    $   131,211
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 2002:
Shares sold                                                        89,312    $ 1,074,007
Shares issued in reinvestment of dividends and distributions        7,130         85,224
Shares reacquired                                                 (39,872)      (478,086)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                      56,570    $   681,145
                                                               ----------    -----------
                                                               ----------    -----------
Class Z
-------------------------------------------------------------
Six months ended February 28, 2003
Shares sold                                                       101,371    $ 1,235,783
Shares issued in reinvestment of dividends and distributions        4,883         58,982
Shares reacquired                                                (102,666)    (1,238,887)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                       3,588    $    55,878
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 2002:
Shares sold                                                       209,067    $ 2,507,910
Shares issued in reinvestment of dividends and distributions        7,474         89,423
Shares reacquired                                                (117,551)    (1,413,050)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                      98,990    $ 1,184,283
                                                               ----------    -----------
                                                               ----------    -----------

       Prudential Municipal Series Fund      New York Series
             Financial Highlights (Unaudited)

                                                                     Class A
                                                               --------------------
                                                                 Six Months Ended
                                                                February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  12.22
                                                                   ----------
Income from investment operations
Net investment income                                                     .24
Net realized and unrealized gain (loss) on investment
transactions                                                              .13
                                                                   ----------
   Total from investment operations                                       .37
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.24)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
Distributions in excess of net realized gains                            (.12)
                                                                   ----------
   Total distributions                                                   (.36)
                                                                   ----------
Net asset value, end of period                                       $  12.23
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a):                                                         3.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $179,301
Average net assets (000)                                             $179,797
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(e)                                                             .90%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .65%(c)
   Net investment income                                                 4.03%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate(d)                                              22%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and investment income and decrease net realized and unrealized gains per share by less than securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.38% to 4.39%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class A
----------------------------------------------------------------------------------------------------
                                       Year Ended August 31,
----------------------------------------------------------------------------------------------------
    2002(b)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
    $  12.24             $  11.60             $  11.50             $  12.30             $  11.94
----------------     ----------------     ----------------     ----------------     ----------------
         .53                  .56                  .58                  .57                  .60
         .03                  .64                  .10                 (.69)                 .42
----------------     ----------------     ----------------     ----------------     ----------------
         .56                 1.20                  .68                 (.12)                1.02
----------------     ----------------     ----------------     ----------------     ----------------
        (.53)                (.56)                (.58)                (.57)                (.60)
          --                   --                   --                   --                 (.01)
        (.05)                  --                   --                 (.09)                (.05)
          --                   --                   --                 (.02)                  --
----------------     ----------------     ----------------     ----------------     ----------------
        (.58)                (.56)                (.58)                (.68)                (.66)
----------------     ----------------     ----------------     ----------------     ----------------
    $  12.22             $  12.24             $  11.60             $  11.50             $  12.30
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        4.76%               10.65%                6.17%               (1.07)%               8.71%
    $182,062             $191,678             $182,602             $175,307             $176,555
    $182,312             $189,204             $178,303             $181,951             $174,485
         .91%                 .89%                 .90%                 .84%                 .73%
         .66%                 .64%                 .65%                 .64%                 .63%
        4.39%                4.77%                5.10%                4.76%                4.93%
          23%                  27%                  32%                  11%                  33%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      New York Series
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                               --------------------
                                                                 Six Months Ended
                                                                February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  12.23
                                                                     --------
Income from investment operations
Net investment income                                                     .23
Net realized and unrealized gain (loss) on investment
transactions                                                              .12
                                                                     --------
   Total from investment operations                                       .35
                                                                     --------
Less distributions
Dividends from net investment income                                     (.22)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
Distributions in excess of net realized gains                            (.12)
                                                                     --------
   Total distributions                                                   (.34)
                                                                     --------
Net asset value, end of period                                       $  12.24
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         3.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 35,340
Average net assets (000)                                             $ 35,207
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.15%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .65%(c)
   Net investment income                                                 3.78%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.13% to 4.15%. Per share investment income and decrease net realized an unrealized gains per share by less than reflect this change in presentation.
(c) Annualized.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------
                                       Year Ended August 31,
----------------------------------------------------------------------------------------------------
    2002(b)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
    $  12.24             $  11.61             $  11.50             $  12.30             $  11.94
    --------             --------             --------             --------         ----------------
         .50                  .53                  .55                  .54                  .55
         .04                  .63                  .11                 (.69)                 .42
    --------             --------             --------             --------         ----------------
         .54                 1.16                  .66                 (.15)                 .97
    --------             --------             --------             --------         ----------------
        (.50)                (.53)                (.55)                (.54)                (.55)
          --                   --                   --                   --                 (.01)
        (.05)                  --                   --                 (.09)                (.05)
          --                   --                   --                 (.02)                  --
    --------             --------             --------             --------         ----------------
        (.55)                (.53)                (.55)                (.65)                (.61)
    --------             --------             --------             --------         ----------------
    $  12.23             $  12.24             $  11.61             $  11.50             $  12.30
    --------             --------             --------             --------         ----------------
    --------             --------             --------             --------         ----------------
        4.59%               10.28%                5.99%               (1.37)%               8.28%
    $ 35,863             $ 38,829             $ 51,051             $ 76,929             $ 99,823
    $ 35,927             $ 42,212             $ 59,879             $ 88,626             $104,653
        1.16%                1.14%                1.15%                1.13%                1.13%
         .66%                 .64%                 .65%                 .63%                 .63%
        4.15%                4.53%                4.85%                4.45%                4.53%

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      New York Series
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                               --------------------
                                                                 Six Months Ended
                                                                February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $12.23
                                                                     -------
Income from investment operations
Net investment income                                                    .21
Net realized and unrealized gain (loss) on investment
transactions                                                             .13
                                                                     -------
   Total from investment operations                                      .34
                                                                     -------
Less distributions
Dividends from net investment income                                    (.21)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
Distributions in excess of net realized gains                           (.12)
                                                                     -------
   Total distributions                                                  (.33)
                                                                     -------
Net asset value, end of period                                        $12.24
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        2.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $3,587
Average net assets (000)                                              $3,620
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                           1.40%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .65%(c)
   Net investment income                                                3.53%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 3.88% to 3.89%. Per share investment income and decrease net realized an unrealized gains per share by less than reflect this change in presentation.
(c) Annualized.
(d) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------
                                       Year Ended August 31,
----------------------------------------------------------------------------------------------------
    2002(b)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
     $12.24               $11.61               $11.50               $12.30               $11.94
    -------              -------              -------              -------              -------
        .47                  .50                  .52                  .51                  .52
        .04                  .63                  .11                 (.69)                 .42
    -------              -------              -------              -------              -------
        .51                 1.13                  .63                 (.18)                 .94
    -------              -------              -------              -------              -------
       (.47)                (.50)                (.52)                (.51)                (.52)
         --                   --                   --                   --                 (.01)
       (.05)                  --                   --                 (.09)                (.05)
         --                   --                   --                 (.02)                  --
    -------              -------              -------              -------              -------
       (.52)                (.50)                (.52)                (.62)                (.58)
    -------              -------              -------              -------              -------
     $12.23               $12.24               $11.61               $11.50               $12.30
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       4.34%               10.01%                5.73%               (1.62)%               8.01%
     $3,455               $2,776               $1,884               $1,830               $1,279
     $2,992               $2,171               $1,812               $1,566               $  969
       1.41%                1.39%                1.40%                1.39%                1.38%
        .66%                 .64%                 .65%                 .64%                 .63%
       3.89%                4.26%                4.60%                4.23%                4.28%

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      New York Series
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                 Six Months Ended
                                                                February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $12.24
                                                                     -------
Income from investment operations
Net investment income                                                    .26
Net realized and unrealized gain (loss) on investment
transactions                                                             .12
                                                                     -------
   Total from investment operations                                      .38
                                                                     -------
Less distributions
Dividends from net investment income                                    (.25)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
Distributions in excess of net realized gains                           (.12)
                                                                     -------
   Total distributions                                                  (.37)
                                                                     -------
Net asset value, end of period                                        $12.25
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        3.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $3,030
Average net assets (000)                                              $2,872
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .65%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .65%(c)
   Net investment income                                                4.28%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005. There was no effect of this change to the ratio of net investment income. Per share investment income and decrease net realized and unrealized gains per share by less than reflect this change in presentation.
(c) Annualized.

    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class Z
----------------------------------------------------------------------------------------------------
                                       Year Ended August 31,
----------------------------------------------------------------------------------------------------
    2002(b)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
     $12.25               $11.62               $11.51               $12.31               $11.95
    -------              -------              -------              -------              -------
        .56                  .59                  .61                  .60                  .62
        .04                  .63                  .11                 (.69)                 .42
    -------              -------              -------              -------              -------
        .60                 1.22                  .72                 (.09)                1.04
    -------              -------              -------              -------              -------
       (.56)                (.59)                (.61)                (.60)                (.62)
         --                   --                   --                   --                 (.01)
       (.05)                  --                   --                 (.09)                (.05)
         --                   --                   --                 (.02)                  --
    -------              -------              -------              -------              -------
       (.61)                (.59)                (.61)                (.71)                (.68)
    -------              -------              -------              -------              -------
     $12.24               $12.25               $11.62               $11.51               $12.31
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       5.10%               10.82%                6.53%               (0.87)%               8.81%
     $2,984               $1,775               $  400               $  464               $  497
     $2,385               $1,008               $  330               $  496               $  116
        .66%                 .64%                 .65%                 .63%                 .63%
        .66%                 .64%                 .65%                 .63%                 .63%
       4.62%                4.98%                5.35%                4.96%                5.03%

    See Notes to Financial Statements                                     33

Prudential Municipal Series Fund      New York Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                       www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential Municipal Series Fund      New York Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                      www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq     CUSIP
------------    ------      -----
Class A         PMNYX    74435M747
Class B         PBNYX    74435M754
Class C         PCNYX    74435M523
Class Z         PNYZX    74435M440

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Prudential Financial (LOGO)


Fund Symbols    Nasdaq      CUSIP
------------    ------      -----
Class A         PMNYX     74435M747
Class B         PBNYX     74435M754
Class C         PCNYX     74435M523
Class Z         PNYZX     74435M440

MF122E2    IFS-A079283

                                   SEMIANNUAL REPORT
                                   FEBRUARY 28, 2003

PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW YORK MONEY MARKET SERIES

FUND TYPE
Money market

OBJECTIVE
The highest level of current income that is exempt from New York State, New York City, and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.                  (LOGO)

Prudential Municipal Series Fund  New York Money Market Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Series Fund/New York
Money Market Series (the Series) seeks to provide the highest level of current income that is exempt from New York State, New York
City, and federal income taxes, consistent with liquidity and the preservation of capital. The
Series intends to invest primarily in a
portfolio of short-term, tax-exempt debt securities with effective remaining maturities of 13 months or less from the state of New
York, its municipalities, local governments, and other qualifying issuers (such as issuers located in Puerto Rico, Guam, and the U.S.
Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

State Specific Money Market Fund Yield Comparison

                    (GRAPH)
            www.prudential.com   (800) 225-1852

Semiannual Report  February 28, 2003

Fund Facts                                  As of 2/28/03

                         7-Day     Net Asset    Taxable Equivalent Yield*  Weighted Avg.  Net Assets
                      Current Yld. Value (NAV)  @ 30%  @ 35%  @ 38.6%       Mat. (WAM)    (Millions)
NY Money
Market Series            0.58%        $1.00     0.89%  0.96%  1.01%           38 Days        $462
-------------------------------------------------------------------------------------------------
iMoneyNet, Inc.
State Specific Retail
New York Avg.**          0.55%        $1.00     0.84%  0.91%  0.96%           41 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.
*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.
**The iMoneyNet, Inc. State Specific Retail New
York Average is based on the average yield of all funds in the iMoneyNet, Inc. State Specific
Retail New York category.

Weighted Average Maturity Comparison

                  (GRAPH)
                                       1

<LOGO>                                April 15, 2003

DEAR SHAREHOLDER,
Money market funds and other conservative investment alternatives served as safe havens for investors discouraged by a volatile equity market during New York Money Market Series' six-month reporting period ended February 28, 2003. As the economic recovery in the United
States struggled to stay on track, stocks began to rebound in late 2002 only to turn sharply lower again in the first two months of 2003. In light of these large swings in stock prices, the conservative market sentiment was not surprising.

Doubts about the staying power of the economic recovery, among other developments, encouraged a trend toward lower interest rates. Declining interest rates reduced the level of income earned in all portfolios that invest in municipal money market securities. In this falling-interest-rate environment, the Series' investment strategy helped provide a yield that was competitive with the yield of the average comparable fund as measured by iMoneyNet, Inc.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines, a point of stability in today's turbulent markets. At
Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund  New York Money Market Series

Semiannual Report  February 28, 2003

INVESTMENT ADVISER'S REPORT

INVESTING AMID HISTORICALLY LOW INTEREST RATES
Short-term interest rates declined to their lowest level in more than 40 years during our six-month reporting period that began September
1, 2002. This trend occurred as a growing threat of war with Iraq, higher oil prices, and less vigorous consumer spending dampened the U.S. economic recovery. Moreover, lackluster economic conditions, aggravated by the lingering effects of the September 11 terrorist attacks and the declining stock market, have reduced New York State's revenues from income and capital gains taxes. The Empire State is expected to face a sizable budget gap for its fiscal years 2003--2004. In this challenging environment, we maintained an approach to security selection and interest-rate risk that aimed to enhance the Series' yield via conservative investment strategies.

Early in our reporting period, financial markets had initially focused on data that indicated economic growth might be stronger than anticipated. This led to speculation that the next move by the Federal Reserve (the Fed) might be an increase in interest rates to prevent the economy from overheating rather than a reduction in rates as previously expected. Consequently, investors demanded higher yields on municipal money market securities in October 2002, which pushed their prices lower.

WELL-TIMED OCTOBER PURCHASES HELPED THE SERIES
We took advantage of what proved to be a brief rise in yields during October 2002 by purchasing tax-exempt commercial paper of the Metropolitan Transportation Authority (MTA) of
New York that matured in February 2003 and bonds of the MTA due in November 2003. In addition, we bought pollution control revenue bonds of New York State Energy Research and
Development Authority that investors can choose to "put" or sell back in one year. This allowed us to lock in yields in the one-year sector.

Prudential Municipal Series Fund  New York Money Market Series

Semiannual Report  February 28, 2003

Money market yields reached their peak for the reporting period in October, then turned lower as it became clear that the economic recovery was losing steam. When the Fed met in November
2002, concern about the economy led it to cut its target for the rate banks charge each other for overnight loans by half a percentage point to 1.25%, its lowest level in 41 years.

We allowed the Series' weighted average
maturity (WAM) to shorten in November 2002 by investing primarily in securities whose interest rates reset on a daily or weekly basis. (WAM measures a fund's sensitivity to changes in interest rates. It considers the maturity and quantity of each security held in a portfolio.) This move helped the Series meet its year-end shareholder liquidity needs and participate in good buying opportunities that usually emerge in late December when issuers come to market to raise money before the end of the year.

In December, we bought bonds of Rensselaer, New
York. They were structured so that investors must "put" or sell them back in one year, after which the bonds may be reissued with a new interest rate. We also invested in revenue anticipation notes of New York City that mature in April 2003. These securities mature just in time to increase the ability of the Series to meet its shareholder liquidity needs during the 2003 tax season and to take advantage of any good investment opportunities that emerge as portfolio managers sell securities to provide shareholders with cash to pay their taxes.

RIDING OUT THE "JANUARY EFFECT" IN 2003
As 2003 began, an annual decline in yields occurred when investors hurriedly reinvested cash from coupon payments, bond calls, and maturing debt securities that they received during the first week of January. The Series was able to ride out this period, known as the January effect, because in October 2002, we had invested in securities that matured after early
January 2003. Once the January effect was over, we were reluctant to invest in one-year securities in early 2003 because of the flat money market yield curve. (The money market yield curve resembles a line graph that depicts yields on securities that mature from one day through 13 months.) Instead, we focused on
           www.prudential.com  (800) 225-1852

the short end of the yield curve by purchasing securities whose interest rates were reset on a daily or weekly basis.

EMPIRE STATE, BIG APPLE FACE TOUGH ECONOMY
We remained very selective when purchasing securities of New York issuers during our reporting period. Due to heavy reliance upon the personal income tax, the Empire State's anticipated revenues have fallen short of expectations. Failure among legislative leaders to agree on certain priorities has delayed the state budget, which left New York State to begin its fiscal year with no budget in place for the 19th consecutive time.

A weakened financial services industry
exacerbates the revenue picture for New York
State and New York City. Moreover, proceedings relating to the rebuilding of Lower Manhattan after the September 11 terrorist attacks are moving slowly, further dampening New York
City's ability to recover from lackluster economic conditions. Still New York City continues to cope well with its strained revenues. While the finances of New York City and New York State remain under pressure, we believe both will act to maintain their financial integrity.

LOOKING AHEAD
The economic outlook in the United States remains uncertain as it is difficult to predict how the economy will fare after the war with Iraq. Economic indicators point to a weaker job market and less robust consumer spending for furniture, clothing, and automobiles.
Consequently, there is speculation that the Fed may cut rates during 2003. With this in mind, we plan to position the Series' WAM slightly longer than its competitive average as measured by iMoneyNet. This strategy may provide a measure of protection for the Series' income stream if rates slide lower. In addition, we will also maintain a large exposure to highly liquid securities that will allow the Series to more easily participate in good investment opportunities that may emerge if yields begin to edge higher.

New York Money Market Series Management Team

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                        Principal
                                   Moody's       Interest    Maturity   Amount           Value
Description (a)                    Rating        Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Bath Central Sch. Dist. Rfdg.
 G.O., F.G.I.C.                    NR            3.13%        6/15/03   $      425       $    426,612
Battery Park City Auth. Hsg.
 Rev.,
 Ser. MT1, F.R.W.D.                VMIG1         1.55         3/06/03        2,890          2,890,000
 Ser. MT2, F.R.W.D.                VMIG1         1.55         3/06/03        7,475          7,475,000
Bethpage Union Free Sch. Dist.,
 G.O., T.A.N.                      NR            2.50         6/26/03        1,000          1,002,668
Binghamton, G.O., B.A.N.           NR            2.25         9/25/03        5,118          5,137,220
Canandaigua, G.O., B.A.N.          NR            2.35         7/29/03        1,650          1,654,665
Chemung Cnty. Ind. Dev. Agcy.
 Rev.,
 Hathorn Redev. Proj., Ser. A,
 F.R.W.D., A.M.T.                  VMIG1         1.10         3/06/03        4,000          4,000,000
Hathorn Redev. Proj., Ser. B,
 F.R.W.D., A.M.T.                  VMIG1         1.10         3/06/03        4,000          4,000,000
Clarence Ctr. Sch. Dist. G.O.,
 B.A.N.                            NR            2.38         7/11/03        1,985          1,989,257
 T.A.N.                            NR            2.38         6/27/03        6,300          6,312,505
Clinton Cnty. Ind. Dev. Agcy.,
 Champlain Plastics Proj., Ser.
 98A, F.R.W.D.                     NR            1.30         3/05/03        3,705          3,705,000
Clinton Cnty., G.O., B.A.N.        NR            2.13         7/25/03        5,599          5,609,723
Columbia Cnty. Ind. Dev. Agcy.
 Rev., Rual Mfg. Co. Inc. Proj.,
 Ser. A, F.R.W.D.                  A-1(d)        1.10         3/05/03        4,670          4,670,000
Copiague Union Free Sch. Dist.,
 T.A.N.                            NR            2.50         6/26/03        1,000          1,002,675
Dutchess Cnty. Ind. Dev. Agcy.
 Civic Fac. Rev., Trinity
 Pawling Sch. Corp., F.R.W.D.      VMIG1         1.10         3/06/03        3,500          3,500,000
East Farmingdale Volunteer Fire
 Co. Inc. Rev., F.R.W.D.           A-1+(d)       1.06         3/06/03        5,750          5,750,000
East Greenbush Ctr. Sch. Dist.,
 G.O.,
 Rfdg. Ser. B, F.S.A.              NR            2.50         5/01/03          225            225,259
 Rfdg. Ser. C, F.S.A.              NR            2.50         6/15/03        1,615          1,618,468

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)
Cont'd.

                                                                        Principal
                                   Moody's       Interest    Maturity   Amount           Value
Description (a)                    Rating        Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
East Rochester Hsg. Auth. Rev.,
 Daniels Creek at Baytown, Ser.
 01, F.R.W.D., A.M.T.              VMIG1         1.15%        3/06/03   $    3,830       $  3,830,000
Erie Cnty. Ind. Dev. Agcy. Rev.,
 Colad Group Inc., Ser. A,
 F.R.W.D., A.M.T.                  A-1+(d)       1.15         3/05/03          600            600,000
Franklin Square Union Free Sch.
 Dist., G.O., T.A.N.               NR            2.50         6/26/03        2,000          2,005,040
Freeport Union Free Sch. Dist.,
 G.O.,
 Ser. A, F.G.I.C.                  NR            5.00         3/15/03          195            195,221
 Ser. B, F.S.A.                    NR            4.50         3/15/03          335            335,316
Glens Falls Ind. Dev. Agcy.
 Rev., Namic Proj., F.R.W.D.       A-1(d)        1.10         3/05/03        1,210          1,210,000
Hempstead Ind. Dev. Agcy. Rev.,
 Lynbrook Hsg. LLC. Proj.,
 F.R.W.D., A.M.T.                  NR            1.16         3/05/03       15,500         15,500,000
Horseheads Ctr. Sch. Dist.,
 G.O., B.A.N.                      NR            2.00         6/30/03        8,000          8,008,589
Irvington, B.A.N.                  NR            2.00        10/16/03        1,607          1,611,463
Jefferson Cnty. Ind. Dev. Agcy.
 Rev., Fisher Gauge Ltd. Fac.,
 F.R.W.D., A.M.T.                  A-1(d)        1.10         3/05/03        1,820          1,820,000
Metro. Trans. Auth. Dedicated
 Tax Fund, Ser. A                  NR            3.50        11/15/03        7,275          7,364,416
Metro. Trans. Auth., Commuter
 Fac. Rev.,
 M.E.R.L.O.T., Ser. A52,
 F.R.W.D., F.G.I.C.                VMIG1         1.09         3/05/03        3,980          3,980,000
 M.E.R.L.O.T., Ser. F              VMIG1         1.09         3/05/03        1,000          1,000,000
 Mun. Secs. Trust Rcpts., Ser.
 SGA 82, F.R.W.D., F.S.A.          A-1+(d)       1.13         3/05/03        2,500          2,500,000
 Ser. 1313, T.E.C.P.               P-1           1.00         3/31/03       10,000         10,000,000
 Ser. H., F.R.W.D., F.S.A.         VMIG1         1.13         3/06/03        5,490          5,490,000
Monroe Cnty. Ind. Dev. Agcy.
 Cmnty. Coll., Ser. 02A,
 F.R.W.D.                          VMIG1         1.15         3/06/03        1,910          1,910,000

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)
Cont'd.

                                                                        Principal
                                   Moody's       Interest    Maturity   Amount           Value
Description (a)                    Rating        Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
 Gullace Dev., F.R.W.D.            VMIG1         1.25%        3/06/03   $    2,500       $  2,500,000
 Rev., Jada Precision Proj.,
 F.R.W.D.                          A-1(d)        1.10         3/05/03        4,185          4,185,000
Mun. Secs. Trust Cert. Rev.,
 Class A, Ser. 2000-109,
 F.R.D.D.                          VMIG1         1.20         3/03/03        3,000          3,000,000
 Class A, Ser. 7000, F.R.W.D.,
 A.M.B.A.C.                        VMIG1         1.13         3/06/03        4,995          4,995,000
 Class A, Ser. 7004, F.R.W.D.,
 A.M.B.A.C.                        VMIG1         1.13         3/06/03        9,995          9,995,000
Nassau Cnty. G.O., Gen. Impvt.,
 Ser. V, A.M.B.A.C.                NR            5.125        3/01/03        1,125          1,125,000
Nassau Cnty. Ind. Dev. Agcy.
 Rev., J.C. Solution Inc. Proj.,
 Ser. 97, F.R.W.D.                 NR            1.30         3/05/03        1,900          1,900,000
Nassau Cnty. Interim Fin. Auth.
 Rev.,
 Mun. Secs. Trust, SGA108.,
 F.R.W.D.                          A-1+(d)       1.13         3/05/03        7,500          7,500,000
 Ser. 02A-1, B.A.N.                MIG1          3.00         3/13/03        8,000          8,004,927
New York City Ind. Dev. Agcy.
 Civic Fac. Rev.,
 Hewitt Sch. Proj., F.R.W.D.       VMIG1         1.10         3/06/03        1,550          1,550,000
 Vlge. Cmnty. Sch. Proj.,
 F.R.W.D.                          VMIG1         1.25         3/06/03        1,300          1,300,000
New York City Ind. Dev. Agcy.
 Rev., Ser. G, A.M.T.,
 A.N.N.O.T.                        NR            1.85        10/31/03        1,330          1,330,000
New York City Ind. Dev., USA
 Wste. Svcs. NYC Proj.,
 F.R.W.D., A.M.T.                  A-1+(d)       1.15         3/06/03        3,000          3,000,000
New York City Transitional Fin.
 Auth. Rev.,
 Cert. Ser. E, F.R.W.D.            VMIG1         1.13         3/06/03        4,970          4,970,000
 M.E.R.L.O.T., Ser. A 40.          VMIG1         1.09         3/05/03       11,395         11,395,000
 Recov., Ser. 1, Subser. 1-B,
 F.R.W.D.                          VMIG1         1.05         3/05/03       10,000         10,000,000

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)
Cont'd.

                                                                        Principal
                                   Moody's       Interest    Maturity   Amount           Value
Description (a)                    Rating        Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
 Recov., Ser. 3, Subser. 3-G,
 F.R.W.D.                          VMIG1         1.10%        3/05/03   $    7,500       $  7,500,000
New York City Trust Cult. Res.
 Rev., Ser. SGA91, F.R.D.D.,
 A.M.B.A.C.                        A-1+(d)       1.20         3/03/03        1,085          1,085,000
New York City Wtr. Fin. Auth.,     NR            1.05         3/07/03       11,100         11,100,000
New York St. Dorm. Auth. Rev.,
 Cert. Ser. 310, F.R.W.D.,
 M.B.I.A.                          VMIG1         1.09         3/06/03        6,745          6,745,000
 Cert. Ser. 341, F.R.W.D.,
 M.B.I.A.                          VMIG1         1.11         3/06/03        4,495          4,495,000
 Ins. Mtge. St. Barnabas, Ser.
 B, F.H.A., A.M.B.A.C.             NR            3.00         8/01/03          375            376,944
 M.E.R.L.O.T., Ser. 00G            NR            1.09         3/05/03       10,000         10,000,000
 M.E.R.L.O.T., Ser. 00X,
 M.B.I.A.                          VMIG1         1.09         3/05/03        2,065          2,065,000
 M.E.R.L.O.T., Ser. A30,
 F.R.W.D., A.M.B.A.C.              VMIG1         1.09         3/05/03        1,385          1,385,000
 Ser. 769, F.R.W.D., F.G.I.C.,
 T.C.R.S.                          A-1(d)        1.11         3/06/03        5,000          5,000,000
 Ser. SGA 132, F.R.W.D.            A-1+(d)       1.13         3/05/03        1,805          1,805,000
New York St. Engy. Res. & Dev.
 Auth.,
 Elec. Facs. Rev., Long Island
 Ltg. Co., Ser. A, F.R.W.D.        VMIG1         1.20         3/05/03        1,400          1,400,000
 Poll. Ctrl. Rev., Elec. & Gas,
 A.N.N.O.T.                        A-1+(d)       1.60         3/15/03       12,500         12,500,000
 Poll. Ctrl. Rev., Elec. & Gas,
 Ser. 85B, A.N.N.O.T.              NR            1.50        10/15/03       18,650         18,650,000
 Poll. Ctrl. Rev., Elec. & Gas,
 Ser. 85D, A.N.N.O.T.              A-1(d)        1.80        12/01/03        4,000          4,007,972
New York St. Environ. Fac.
 Corp., Clean Wtr. Drinking,
 Ser. 652, F.R.W.D.                A-1(d)        1.11         3/06/03       10,000         10,000,000
New York St. Hsg. Fin. Agcy.
 Lakeview Homes II, Ser. 02A,
 F.R.W.D., A.M.T.                  VMIG1         1.20         3/05/03        3,000          3,000,000

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)
Cont'd.

                                                                        Principal
                                   Moody's       Interest    Maturity   Amount           Value
Description (a)                    Rating        Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
 Ser. C, F.R.W.D.                  A-1+(d)       1.20%        3/05/03   $    5,000       $  5,000,000
 Talleyrand Crescent, Ser.
 99-A., F.R.W.D., A.M.T.           VMIG1         1.10         3/05/03       13,000         13,000,000
 Victory Hsg. Ser. 02A,
 F.R.W.D., A.M.T.                  VMIG1         1.20         3/05/03        6,000          6,000,000
New York St. Local Govt. Assist.
 Corp.,
 Ser. A-6V, F.R.W.D., F.S.A.       A-1(d)        1.10         3/05/03        5,000          5,000,000
 Ser. SGA59, F.R.D.D.              A-1+(d)       1.20         3/03/03        2,600          2,600,000
New York St. Mtge. Agcy. Rev.,
 M.E.R.L.O.T., Ser. 00B            VMIG1         1.14         3/05/03        5,499          5,499,000
 M.E.R.L.O.T., Ser. 00PP           VMIG1         1.14         3/05/03        5,000          5,000,000
 M.E.R.L.O.T., Ser. A11            VMIG1         1.09         3/05/03        1,680          1,680,000
 Ser. 33RD, A.M.T.                 VMIG1         1.75         4/01/03        5,000          5,000,000
New York St. Thrwy. Auth. Rev.,
 Highway & Bridge Trust Fund,
 Ser. 267, F.R.W.D., F.S.A.        VMIG1         1.11         3/06/03        2,200          2,200,000
 Highway & Bridge Trust Fund,
 Ser. 368, F.R.W.D., F.G.I.C.      VMIG1         1.11         3/06/03        4,500          4,500,000
 Highway & Bridge Trust Fund,
 Ser. A                            NR            3.00         4/01/03        1,600          1,602,706
 Mun. Trust, Ser. SGA 66,
 F.R.W.D.                          A-1+(d)       1.13         3/05/03        7,855          7,855,000
 Svcs. Contract Rev., Ser. 734,
 F.R.W.D., A.M.B.A.C., T.C.R.S.    A-1(d)        1.11         3/06/03        2,500          2,500,000
New York,
 G.O., T.R.A.N.                    MIG1          2.50         4/11/03        7,500          7,511,339
 Ser. 725X, G.O., F.R.W.D.,
 F.S.A.                            VMIG1         1.11         3/06/03        6,144          6,143,750
 Ser. E, G.O.                      NR            6.60         8/01/03        2,700          2,757,209
 Ser. E, G.O., M.B.I.A.            NR            4.00         8/01/03        1,060          1,070,418
 Ser. L, G.O.                      NR            5.20         8/01/03        1,735          1,761,784
 Trust Rcpts., Ser. F, F.R.W.D.    VMIG1         1.08         3/06/03        6,600          6,600,000
Northeastern Clinton Ctr. Sch.
 Dist. Champlain, G.O., Ser. A,
 M.B.I.A.                          NR            2.00         6/15/03          515            515,666

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)
Cont'd.

                                                                        Principal
                                   Moody's       Interest    Maturity   Amount           Value
Description (a)                    Rating        Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Port Auth. New York & New
 Jersey, Ser. 93-1, F.R.W.D.       NR            1.05%        3/04/03   $   12,000       $ 12,000,000
Power Authority New York,
 Series 4, Yrs. 1+2                P-1           1.15         3/06/03        2,660          2,660,000
Ramapo Hsg. Auth. Rev.
 Fountainview Proj., Ser. 98,
 F.R.W.D.                          VMIG1         1.16         3/06/03       10,985         10,985,000
Rensselaer Ind. Dev. Agcy.,
 Capital View Office Park Proj.
 Ser. 86A, A.N.N.O.T., A.M.T.      NR            1.50        12/31/03        3,030          3,030,000
Rockland Cnty. Ind. Dev. Agcy.,
 Asstd. Living Northern River,
 Ser. 99, F.R.W.D.                 VMIG1         1.16         3/06/03        4,980          4,980,000
 Northern Manor Multicare, Ser.
 02, F.R.W.D.                      VMIG1         1.16         3/06/03        2,765          2,765,000
Suffolk Cnty. Wtr. Auth.,
 B.A.N., F.R.W.D.                  A-1(d)        1.05         3/05/03        9,600          9,600,000
Triborough Bridge & Tunnel Auth.
 Rev.,
 Gen. Purp. Ser. 262, F.R.W.D.     VMIG1         1.11         3/06/03        4,995          4,995,000
 Ser. F, F.R.W.D.                  VMIG1         1.15         3/06/03        5,900          5,900,000
Westchester Cnty. Ind. Dev.
 Agcy. Civic Fac. Rev., Masters
 School                            VMIG1         1.10         3/06/03        3,150          3,150,000
Yonkers N.Y. Ser. A, G.O.,
 M.B.I.A.                          NR            2.25         7/01/03          831            832,231
                                                                                         ------------
Total Investments  99.7%
 (cost $460,888,043(c))                                                                   460,888,043
Other assets in excess of
 liabilities  0.3%                                                                          1,244,721
                                                                                         ------------
Net Assets  100%                                                                         $462,132,764
                                                                                         ------------
                                                                                         ------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)
Cont'd.
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternate Minimum Tax.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    M.E.R.L.O.T.--Municipal Exempt Receipt - Liquid Option Tender.
    T.A.N.--Tax Anticipation Note.
    T.C.R.S.--Transferable Custodial Receipts.
    T.E.C.P.--Tax-Exempt Commercial Paper.
    T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(d) Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
-----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value      $460,888,043
Cash                                                                      11,268
Receivable for Series shares sold                                        373,052
Interest receivable                                                    1,856,414
Other assets                                                               7,671
                                                                 ------------------
      Total assets                                                   463,136,448
                                                                 ------------------
LIABILITIES
Payable for Series shares reacquired                                     689,420
Management fee payable                                                   179,728
Accrued expenses                                                          51,489
Distribution fee payable                                                  44,932
Dividends payable                                                         25,868
Deferred trustees' fees                                                   12,247
                                                                 ------------------
      Total liabilities                                                1,003,684
                                                                 ------------------
NET ASSETS                                                          $462,132,764
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                 $  4,621,328
   Paid-in capital in excess of par                                  457,511,436
                                                                 ------------------
Net assets, February 28, 2003                                       $462,132,764
                                                                 ------------------
                                                                 ------------------
Net asset value, offering price and redemption price per share
   ($462,132,764 / 462,132,764 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                             $1.00
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New York Money Market Series
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 3,333,563
                                                                 -----------------
Expenses
   Management fee                                                     1,171,029
   Distribution fee                                                     292,757
   Transfer agent's fees and expenses                                    38,000
   Custodian's fees and expenses                                         35,000
   Reports to shareholders                                               32,000
   Legal fees and expenses                                               17,000
   Registration fees                                                     10,000
   Trustees' fees                                                         7,000
   Audit fee                                                              6,000
   Miscellaneous                                                          8,001
                                                                 -----------------
      Total expenses                                                  1,616,787
                                                                 -----------------
Net investment income                                                 1,716,776
Net realized gain on investments                                        108,272
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,825,048
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months             Year
                                                     Ended               Ended
                                               February 28, 2003    August 31, 2002
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   1,716,776      $     4,677,390
   Net realized gain on investment
      transactions                                     108,272              304,798
                                               -----------------    ---------------
   Net increase in net assets resulting from
      operations                                     1,825,048            4,982,188
                                               -----------------    ---------------
Dividends and distributions paid to
   shareholders
   (Note 1)                                         (1,825,048)          (4,982,188)
                                               -----------------    ---------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                   576,290,212        1,091,466,857
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  1,824,850            4,952,948
   Cost of shares reacquired                      (587,762,511)      (1,074,245,593)
                                               -----------------    ---------------
   Net increase (decrease) in net assets
      from Series share transactions                (9,647,449)          22,174,212
                                               -----------------    ---------------
Total increase (decrease)                           (9,647,449)          22,174,212
NET ASSETS
Beginning of period                                471,780,213          449,606,001
                                               -----------------    ---------------
End of period                                    $ 462,132,764      $   471,780,213
                                               -----------------    ---------------
                                               -----------------    ---------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New York Money Market Series
             Notes to Financial Statements (Unaudited)

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to New York Money Market Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in April 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the discretion of the Board of Directors.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income and net realized short-term gains. Payment of dividends is made
    16

       Prudential Municipal Series Fund      New York Money Market Series
             Notes to Financial Statements (Unaudited) Cont'd.

monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI' or 'Manager'). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to a plan of distribution regardless of expenses actually incurred by PIMS. The Series pays PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the six months ended February 28, 2003, the Series incurred fees of approximately $36,700 for the services of PMFS. As of February 28, 2003, approximately $6,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
                                                                          17

       Prudential Municipal Series Fund      New York Money Market Series
             Financial Highlights (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    1.00
Net investment income and net realized gains                                --(b)
Dividends and distributions to shareholders                                 --(b)
                                                                 -----------------
Net asset value, end of period                                       $    1.00
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                           .39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 462,133
Average net assets (000)                                             $ 472,294
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .69%(c)
   Expenses, excluding distribution and service (12b-1) fees               .57%(c)
   Net investment income                                                   .73%(c)

------------------------------
(a) Total return includes reinvestment of dividends and distributions. Total return for periods less than a full year are not annualized.
(b) Less than $0.005 per share.
(c) Annualized.
    18                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Financial Highlights (Unaudited) Cont'd.

                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00             $   1.00
         .01                  .03                  .03                  .02                  .03
        (.01)                (.03)                (.03)                (.02)                (.03)
----------------     ----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        1.13%                2.91%                3.18%                2.49%                2.94%
    $471,780             $449,606             $361,875             $358,556             $412,352
    $449,597             $403,930             $369,017             $375,650             $373,494
         .69%                 .70%                 .70%                 .70%                 .69%
         .57%                 .58%                 .57%                 .57%                 .57%
        1.04%                2.80%                3.15%                2.46%                2.90%

    See Notes to Financial Statements                                     19

Prudential Municipal Series Fund  New York Money Market Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

          www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

TRUSTEES
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
  Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Nasdaq     CUSIP
PBNXX      74435M721

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

(LOGO)

Nasdaq     CUSIP
PBNXX    74435M721

MF127E2  IFS-A079174

                                       SEMIANNUAL REPORT
                                       FEBRUARY 28, 2003

PRUDENTIAL
MUNICIPAL SERIES FUND/
PENNSYLVANIA SERIES

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt
from Commonwealth of Pennsylvania
personal income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                Prudential Financial (LOGO)

Prudential Municipal Series Fund      Pennsylvania Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential
Municipal Series Fund/ Pennsylvania Series
(the Series) is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital.
However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total
investments as of 2/28/03.

    26.0%   General Obligation Bonds
    59.8    Revenue Bonds
     6.3    Cash & Equivalents
     4.6    Miscellaneous
     3.3    Prerefunded

Portfolio composition is subject to change.

Credit Quality

Expressed as a percentage of total
investments as of 2/28/03.
     1.9%   AAA
    53.9    AAA Insured
     6.1    AA
     6.9    A
    16.7    BBB
     6.3    Cash & Equivalents
     8.2    Not Rated* (Prudential ratings used):
    Breakout:    3.1    AAA
                 2.9    BBB
                 2.2    BB

*Not-rated bonds are believed to be
 of comparable quality to rated investments.

 Credit quality is subject to change.

Ten Largest Issuers

Expressed as a percentage of total
investments as of 2/28/03.

    5.5%   Allegheny Cnty. San. Auth. Swr. Rev.
    4.8    Central Bucks Sch. Dist.
    4.6    Puerto Rico Comnwlth.
    4.5    Pennsylvania St. Ind. Dev. Auth.
           Rev., Econ. Dev.
    4.2    Allegheny Cnty. Hosp. Dev. Auth. Rev.**
    3.7    Pittsburgh Wtr. & Swr. Auth.
    3.7    Pennsylvania St. Higher Ed. Facs.
           Auth. Rev.
    2.8    Northampton Cnty. Gen. Purp.
           Auth. Rev.
    2.8    Schuylkill Cnty. Ind. Dev. Auth. Rev.
    2.6    Pennsylvania St.

** Prerefunded issues are secured by
   escrowed cash and/or direct U.S. guaranteed obligations.

Holdings are subject to change.

                         www.prudential.com   (800) 225-1852

Semiannual Report    February 28, 2003

    Cumulative Total Returns1                           As of 2/28/03

                      Six Months  One Year  Five Years    Ten Years      Since Inception2
Class A                 2.87%       6.70%     25.91%    68.74% (68.42)   130.49% (129.84)
Class B                 2.84        6.43      24.19     63.15  (62.84)   161.93  (155.50)
Class C                 2.71        6.17      22.64          N/A          55.34   (55.05)
Lehman Brothers Muni
  Bond Index3           3.36        7.67      34.31         84.67          ***
Lipper PA Muni Debt
  Funds Avg.4           2.81        6.49      25.35         69.93          ****

    Average Annual Total Returns1    As of 3/31/03

                               One Year  Five Years  Ten Years   Since Inception2
Class A                          5.69%      6.37%   5.22% (5.20)   6.30%  (6.28)
Class B                          3.69       6.28    5.18  (5.16)    6.20  (6.03)
Class C                          6.35       6.54        N/A         5.09  (5.07)
Lehman Bros. Muni Bond Index3    9.89       6.07        6.45            ***
Lipper PA Muni Debt Funds Avg.4  8.55       4.59        5.57           ****

    Distributions and Yields                               As of 2/28/03

                                          Taxable Equivalent 30-Day Yield 5
        Total Distributions      30-Day         at Tax Rates of
        Paid for Six Months    SEC Yield        35.0%    38.6%
Class A       $0.24              3.34%          5.29%    5.60%
Class B       $0.23              3.20           5.06     5.36
Class C       $0.22              2.92           4.62     4.89

Past performance is not indicative of future
results. Principal value and investment
return will fluctuate so that an investor's
shares, when redeemed, may be worth more or
less than their original cost. 1Source:
Prudential Investments LLC, Lehman Brothers,
and Lipper Inc. The cumulative total returns
do not take into account applicable sales
charges. If reflected, the applicable sales
charges would reduce the performance quoted.
The average annual total returns do take
into account applicable sales charges.
Without the distribution and service (12b-1)
fee waiver of 0.05% and 0.25% for Class A
and C shares respectively, the returns would
have been lower. The Series charges a
maximum front-end sales charge of 3% for
Class A shares, and a 12b-1 fee of up to
0.30% annually. In some circumstances, Class
A shares may not be subject to a front-end
sales charge, but may be subject to a 1%
contingent deferred sales charge (CDSC) for
the first year. Class B shares are subject
to a declining CDSC of 5%, 4%, 3%, 2%, 1%,
and 1% for six years respectively after
purchase, and a 12b-1 fee of 0.50% annually.
Approximately seven years after purchase,
Class B shares will automatically convert to
Class A shares on a quarterly basis. Class C
shares are subject to a front-end sales
charge of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase, and a
12b-1 fee of up to 1.00% annually. Class Z
shares are not subject to a sales charge or
12b-1 fees. Without waiver of management
fees and/or expense subsidization, the
Series' returns would have been lower, as
indicated in parentheses. The returns in the
tables above do not reflect the deduction of
taxes that a shareholder would pay on fund
distributions or following the redemption of
fund shares. 2Inception dates: Class A,
1/22/90; Class B, 4/3/87; Class C, 8/1/94.
3The Lehman Brothers Municipal (Muni) Bond
Index is an unmanaged index of over 39,000
long-term investment-grade municipal bonds.
Investors cannot invest directly in an
index. 4The Lipper Average represents
returns based on an average of all funds in
each share class in the Lipper Pennsylvania
Municipal (Muni) Debt Funds category for the
periods noted. Funds in the Lipper Single-
State Muni Debt Funds Average limit their
assets to those securities that are exempt
from taxation in a specified state (double
tax-exempt) or city (triple tax-exempt).
5Taxable equivalent yields reflect federal
and applicable state tax rates. The returns
for the Lehman Bros. Muni Bond Index and the
Lipper PA Muni Debt Funds Average would be
lower if they included the effects of sales
charges or taxes, and in the case of the
Lehman Bros. Muni Bond Index, operating
expenses. *** Lehman Bros. Muni Bond Index
Since Inception cumulative returns as of
2/28/03 are 154.63% for Class A, 206.54% for
Class B, and 77.18% for Class C. Lehman
Bros. Muni Bond Index Since Inception
average annual returns as of 3/31/03 are
7.36% for Class A, 7.26% for Class B, and
6.83% for Class C. **** Lipper Since
Inception cumulative returns as of 2/28/03
are 134.83% for Class A, 176.61% for Class
B, and 62.51% for Class C. Lipper Since
Inception average annual returns as of
3/31/03 are 6.69% for Class A, 6.56% for
Class B, and 5.75% for Class C.
                                         1

Prudential Financial (LOGO)    April 15, 2003

DEAR SHAREHOLDER,
Conditions in the municipal bond market
fluctuated widely during the Pennsylvania
Series' six-month reporting period ended
February 28, 2003. Nevertheless, a back-to-basics approach to investing that favors bonds and other relatively conservative assets prevailed in the financial markets. Bond funds, including those that invest in municipal debt securities, benefited accordingly.

For the reporting period, the Series' Class
A shares returned less than the Lehman
Brothers Municipal Bond Index (the Index).
However, Class A shares performed in line with the average comparable fund as measured by the Lipper Pennsylvania Municipal Debt
Funds Average (the Lipper Average). On the following pages, the Series' management team describes conditions in the municipal bond market and explains the Series' performance.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines--a point of stability in today's turbulent markets. At Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in
Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund      Pennsylvania Series

Semiannual Report    February 28, 2003

Investment Adviser's Report

MUNICIPAL BONDS EDGED HIGHER IN VOLATILE PERIOD
Our six-month reporting period that began
September 1, 2002 was a time of heightened volatility in the municipal bond market. A temporary rebound in the stock market, a large supply of new tax-exempt securities, a change in U.S. monetary policy, and geopolitical developments drove the large swings in municipal bond prices. Our investment strategy aimed to provide the Series with flexibility to respond readily to changing market conditions.

Early in our reporting period, municipal bonds gained in value to such an extent that a correction in the market was virtually inevitable. Therefore, when the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued municipal bonds in October.

The sell-off in municipal bonds soon turned into a rally. Investors began to pay higher prices (and accept lower yields) for tax-exempt securities, anticipating that the
Federal Reserve (the Fed) would lower
borrowing costs to stimulate economic growth.
In November, the Fed cut the rate banks
charge each other for overnight loans by half a percentage point to 1.25%, the lowest level in 41 years.

Municipal bond prices edged higher in
December and for much of the remainder of
our reporting period, albeit in an uneven
pattern. There was speculation that the Fed
would soon cut rates again to help the
fragile economic recovery. Data indicated
that the threat of war with Iraq, rising oil
prices, and a weak job market had hurt
consumer spending, the main engine of
economic growth. Pennsylvania's historically
conservative financial practices have helped
during the current challenging economic
conditions. Nevertheless, as Governor Edward
G. Rendell and the state legislature debate
his proposed budget for 2004, it is clear
that compromises will have to be made in
order to keep the Commonwealth on a sound
financial footing.
                                        3

Prudential Municipal Series Fund      Pennsylvania Series

Semiannual Report    February 28, 2003

SHIFT IN SERIES' ASSET ALLOCATION WAS TOO MODEST
Given the frequent changes in the level of interest rates and the fiscal challenges facing Pennsylvania, we continued to work toward achieving the right balance in the Series with regard to two important characteristics. The first was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market. The second was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds.

In the volatile interest-rate environment, we maintained a barbell strategy that focused on two types of bonds. One side of our barbell emphasized AAA-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discounted prices to make up for their lack of periodic interest payments.
Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher.

The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income. These bonds are considered to have defensive characteristics, as their prices tend to hold up relatively well when the municipal bond market sells off because investors want the solid income that they provide.

We periodically adjusted our coupon barbell
strategy as needed. When the municipal bond
market began to correct in early October as previously
discussed, we trimmed the Series' exposure to
zero coupon bonds and long-term deeply
discounted bonds that pay interest income
semiannually. We reinvested the proceeds in
additional intermediate-term higher-coupon
bonds. This shift in asset allocation
shortened the Series' duration, a measure of
its sensitivity to changes in the level of
interest rates that is expressed in years. A
shorter duration can help protect the value
of a fund
              www.prudential.com   (800) 225-1852

when the fixed income market sells off.
However, in hindsight, we did not shorten the duration enough to protect the Series when municipal bond prices fell to their lowest level of the reporting period in October. While we made further adjustments to the Series' duration as our fiscal half-year continued, the October move was the most crucial from a strategic perspective.
Therefore, we believe it was the key factor that detracted from the Series' relative performance for the six months ended
February 28, 2003.

EMPHASIS ON MUNICIPAL BONDS RATED AAA
From the perspective of credit quality,
insured and uninsured bonds rated AAA
(including not-rated bonds considered AAA by Prudential) accounted for 59% of the Series' total investments as of February 28, 2003, compared with 57% as of August 31, 2002. The uncertainty fostered by the threat of war with Iraq and deteriorating economic conditions bolstered the appeal of insured municipal bonds, which performed better than lower-quality municipal bonds for the six months under review, based on the Lehman Brothers Insured Bond Index.
Municipal bonds of below-investment-grade quality rated BB or lower (including not-rated bonds considered BB or lower by Prudential) comprised 2% of the Series' total investments at the end of our reporting period, unchanged from six months earlier.

LOOKING AHEAD
We will look for strong investment
opportunities among newly issued municipal bonds in Pennsylvania. During 2003, we expect a large volume of new tax-exempt securities to be issued in the Keystone
State. We aim to take advantage of temporary pricing discrepancies that emerge when new municipal bonds are issued at what we believe are undervalued levels. This can occur for various reasons such as when there is a glut of new bonds or when investors overreact to problems confronting an issuer.

Pennsylvania Series Management Team

                                       SEMIANNUAL REPORT
                                       FEBRUARY 28, 2003


PRUDENTIAL
MUNICIPAL SERIES FUND/
PENNSYLVANIA SERIES


                                      FINANCIAL STATEMENTS

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.8%
Municipal Bonds
----------------------------------------------------------------------------------------
Allegheny Cnty. Hosp. Dev.
 Auth. Rev.,
 Allegheny Gen. Hosp. Proj.,
 Ser. A, M.B.I.A.                  Aaa            6.25%         9/01/20   $   1,750(c)(e) $  2,064,965
 Magee-Womens Hosp., F.G.I.C.      Aaa            Zero         10/01/14       2,000          1,202,140
 Magee-Womens Hosp., F.G.I.C.      Aaa            Zero         10/01/16       2,000          1,065,080
 Magee-Womens Hosp., F.G.I.C.      Aaa            Zero         10/01/18       2,000            940,660
 Magee-Womens Hosp., F.G.I.C.      Aaa            Zero         10/01/19       4,000(e)       1,765,680
Allegheny Cnty. Ind. Dev. Auth.
 Rev., USX Proj., Ser. A           Baa1           6.70         12/01/20       1,500          1,544,760
Allegheny Cnty. San. Auth. Swr.
 Rev.,
 F.G.I.C.                          Aaa            Zero         12/01/15       1,625            927,956
 M.B.I.A.                          Aaa            5.375        12/01/17       2,000          2,212,380
 M.B.I.A.                          Aaa            5.50         12/01/20       2,500          2,729,500
 M.B.I.A.                          Aaa            5.50         12/01/30       3,000          3,197,370
Armstrong Cnty., G.O., M.B.I.A.    AAA(d)         5.40          6/01/31       2,000          2,108,760
Berks Cnty. G.O., C.A.B.S.,
 F.G.I.C.                          Aaa            Zero          5/15/16       2,900          1,602,395
Berks Cnty. Ind. Rev., Lutheran
 Home Proj., A.M.B.A.C.            Aaa            6.875         1/01/23       1,500          1,506,585
Berks Cnty. Mun. Auth. Hosp.
 Rev., Reading Hosp. Med. Ctr.
 Proj., M.B.I.A.                   Aaa            5.70         10/01/14       1,250          1,444,263
Bucks Cnty. Wtr. & Swr. Auth.
 Rev.,
 Neshaminy Interceptor Swr.
 Sys., F.G.I.C.                    Aaa            Zero         12/01/15       2,175          1,242,034
 Ser. A, A.M.B.A.C.                Aaa            5.375         6/01/16       1,080          1,200,074
Canon McMillan Sch. Dist.,
 Ser. B, F.G.I.C.                  Aaa            5.50         12/01/29       3,000(g)       3,182,310
Carbon Cnty. Ind. Dev. Auth.
 Rfdg., Panther Creek Partners
 Proj.                             BBB-(d)        6.65          5/01/10       2,470          2,594,933

    See Notes to Financial Statements                                      7

   Prudential Municipal Series Fund      Pennsylvania Series
         Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Central Bucks Sch. Dist., G.O.,
 M.B.I.A.                          Aaa            5.00%         5/15/15   $   3,600       $  3,940,308
 M.B.I.A.                          Aaa            5.00          5/15/16       3,780          4,104,097
Chartiers Valley Ind. Rfdg.,
 Friendship Vlge./South Hills      NR             6.75          8/15/18       2,225          2,231,875
Chester Cnty. Hlth. & Ed. Facs.
 Auth. Hosp. Rev., Ser. A          Baa2           6.75          7/01/31       1,250          1,180,663
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.               BBB-(d)        5.625         7/01/21       1,000            868,640
Dauphin Cnty., G.O., Ser. 2,
 A.M.B.A.C.                        Aaa            5.50         11/15/15       1,295          1,450,944
Delaware Cnty. Auth. Rev.,
 Dunwoody Vlge. Proj.              A(d)           6.25          4/01/30       1,000          1,048,870
Delaware Cnty. Ind. Dev. Auth.
 Rev.,
 Res. Recov. Facs., Ser. A         Baa3           6.00          1/01/09         500            535,205
 Res. Recov. Facs., Ser. A         Baa3           6.10          7/01/13       2,500          2,633,525
Delaware River Port Auth.
 PA & NJ Rev.,
 F.G.I.C.                          Aaa            5.40          1/01/16       2,750          3,032,232
 Port Dist. Proj., Ser. B,
 F.S.A.                            Aaa            5.70          1/01/22       1,000          1,093,310
Doylestown Hosp. Auth. Rev.,
 Pine Run, Ser. A                  Baa2           7.20          7/01/23       3,180(c)       3,306,628
Greencastle Antrim Sch. Dist.,
 Rev., M.B.I.A.
 C.A.B.S., Ser. B                  Aaa            Zero          1/01/12       1,000            711,320
 C.A.B.S., Ser. B                  Aaa            Zero          1/01/13       1,000            675,900
Harrisburg, G.O., C.A.B.S.,
 Ser. D, A.M.B.A.C.                Aaa            Zero          3/15/15       2,380          1,402,225
Kennett Cons. Sch. Dist., G.O.,
 Ser. A, F.G.I.C.                  Aaa            5.50          2/15/16       1,035          1,162,574
Lancaster Ind. Dev. Auth. Rev.,
 Garden Spot Vlge. Proj., Ser. A   NR             7.625         5/01/31       1,650          1,723,342
Latrobe Ind. Dev. Auth. Rev.,
 St. Vincent Coll. Proj.           Baa1           5.70          5/01/31       1,000          1,018,300

    8                                      See Notes to Financial Statements

   Prudential Municipal Series Fund      Pennsylvania Series
         Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Lebanon Cnty. Hlth. Facs. Auth.
 Rev., Good Samaritan Hosp.
 Proj.                             Baa1           6.00%        11/15/35   $   1,000       $  1,005,780
Lower Pottsgrove Twnshp. Auth.
 Swr. Rev., Montgomery Cnty.,
 A.M.B.A.C.,
 Ser. A                            Aaa            Zero         11/01/13       1,155            741,106
 Ser. A                            Aaa            Zero         11/01/15       1,185            679,183
McKeesport Area Sch. Dist.,
 G.O., C.A.B.S., Ser. B, F.S.A.    AAA(d)         Zero         10/01/33       4,535            885,867
Montgomery Cnty., G.O.             Aaa            5.25          9/15/16       2,895          3,192,201
Mount Pleasant Bus. Dist. Auth.
 Hosp. Rev., Frick Hosp.           BBB(d)         5.75         12/01/27       1,000            941,750
Northampton Cnty. Gen. Purp.
 Auth. Rev., F.S.A.                Aaa            5.75         10/01/18       3,910          4,637,182
Northampton Cnty. Higher Ed.
 Auth. Rev., Moravian Coll.,
 A.M.B.A.C.                        Aaa            6.25          7/01/11       2,195          2,649,475
Northeastern Hosp. & Ed. Auth.
 Coll. Rev., Kings Coll. Proj.,
 Ser. B                            BBB(d)         6.00          7/15/18       3,235          3,295,656
Northumberland Cnty. Ind. Dev.
 Auth. Rev., Roaring Creek Wtr.,
 A.M.T.                            AA-(d)         6.375        10/15/23       1,000          1,044,930
Owen J. Roberts Sch. Dist.,
 G.O., F.S.A.                      Aaa            5.50          8/15/19       1,520          1,685,513
Penn Hills Twnshp., G.O., Ser.
 A, A.M.B.A.C.                     Aaa            Zero          6/01/10       1,535          1,185,450
Penn Hills, G.O., Ser. B,
 A.M.B.A.C.                        Aaa            Zero         12/01/18       1,360            662,143
Pennsylvania Econ. Dev. Auth.,
 Wste. Wtr. Treatment Rev., Sun
 Co., R & M Proj., Ser. A,
 A.M.T.                            Baa2           7.60         12/01/24       2,000          2,125,700
Pennsylvania Econ. Dev. Fin.
 Auth., Exempt Facs. Rev.,
 Amtrak Proj., Ser. A, A.M.T.      A3             6.25         11/01/31       2,000          1,764,020

    See Notes to Financial Statements                                      9

   Prudential Municipal Series Fund      Pennsylvania Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Pennsylvania Hsg. Fin. Agcy.
 Sngl. Fam. Mtge., A.M.T.          Aa2            10.544(b)     4/01/25   $   2,100       $  2,188,536
Pennsylvania St. Higher Ed.
 Facs. Auth. Rev.,
 Drexel Univ.                      A2             6.00          5/01/29       2,500(e)       2,681,925
 Philadelphia Univ.                Baa2           6.10          6/01/30         265            289,613
 Thomas Jefferson Univ.            A1             5.50          1/01/17       1,000          1,088,710
 Ursinus Coll., Ser. A             A-(d)          5.90          1/01/27       1,925          2,118,963
Pennsylvania St. Ind. Dev. Auth.
 Rev., Econ. Dev.,
 A.M.B.A.C.                        Aaa            5.50          7/01/17       4,000          4,501,280
 A.M.B.A.C.                        Aaa            5.50          7/01/20       2,750          3,033,415
Pennsylvania St. Tpke. Comn.
 Tpke. Rev., Rfdg., Ser. S         Aa3            5.50          6/01/15       1,000          1,128,310
Pennsylvania St., G.O., Ser. 2     Aa2            5.00          8/01/17       4,000          4,267,840
Philadelphia Auth. Ind. Dev.
 Arpt., Rev., A.M.T.               NR             5.50          1/01/24       2,500          1,943,000
Philadelphia Auth. Ind. Dev.
 Lease Rev., Ser. B, F.S.A.        Aaa            5.50         10/01/18       2,000          2,218,140
Philadelphia Hosps. & Higher Ed.
 Facs. Auth. Hosp. Rev.,
 Chestnut Hill Hosp.               Baa2           6.50         11/15/22       1,250          1,254,750
 Grad. Hlth. Sys.                  Ca             7.25          7/01/18       1,816(f)              36
Philadelphia Parking Auth. Rev.,
 Arpt., F.S.A.                     Aaa            5.625         9/01/19       2,500          2,765,225
Pittsburgh Urban Redev. Auth.,
 Mtge. Rev., Ser. A, A.M.T.        Aa1            6.25         10/01/28         875            924,595
Pittsburgh Wtr. & Swr. Auth.,
 Wtr. & Swr. Sys. Rev., Ser. A,
 F.G.I.C.                          Aaa            6.50          9/01/13       5,000(e)       6,206,300
Puerto Rico Comnwlth.,
 G.O., F.G.I.C.                    Aaa            5.50          7/01/14       1,500          1,752,720
 Pub. Impvt. Rfdg., M.B.I.A.       Aaa            7.00          7/01/10         720            902,808
 Rites PA 625, A.M.B.A.C.          NR             13.033        7/01/10       2,015          3,038,217
 Rites PA 642A, M.B.I.A.           NR             10.549        7/01/10       1,500          2,030,160
Puerto Rico Pub. Fin. Corp.,
 Comnwlth. Approp., Ser. E         Baa3           5.50          8/01/29       2,000          2,088,780

    10                                     See Notes to Financial Statements

   Prudential Municipal Series Fund      Pennsylvania Series
         Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Schuylkill Cnty. Ind. Dev. Auth.
 Rev.,
 Pine Grove Landfill, Inc.,
 A.M.T.                            BBB(d)         5.10%        10/01/19   $   2,000       $  2,022,840
 Schuykill Engy., A.M.T.           NR             6.50          1/01/10       2,560          2,590,592
Springfield Sch. Dist., Delaware
 Cnty., G.O., F.S.A.               Aaa            5.50          3/15/17       2,450          2,740,423
Union Cnty. Higher Ed. Facs.
 Fin. Auth. Univ. Rev., Bucknell
 Univ., Ser. A                     Aa3            5.25          4/01/20       1,080          1,164,164
Unity Twnshp. Mun. Auth., Gtd.
 Swr. Rev., A.M.B.A.C.,
 C.A.B.S.                          Aaa            Zero         11/01/11       1,035            748,429
 C.A.B.S.                          Aaa            Zero         11/01/12       1,035            712,949
 C.A.B.S.                          Aaa            Zero         11/01/13       1,035            676,735
Washington Cnty. Hosp. Auth.
 Rev., Monongahela Valley Hosp.    A3             6.25          6/01/22       2,400          2,577,864
Westmoreland Cnty. Ind. Rev.
 Gtd., Valley Landfill Proj.,
 A.M.T.                            BBB(d)         5.10          5/01/18       1,000          1,011,540
Westmoreland Cnty., Rev.,
 C.A.B.S., E.T.M., F.G.I.C.        AAA(d)         Zero         12/01/19       5,000          2,254,450
                                                                                          ------------
Total long-term investments
 (cost $144,984,931)                                                                       154,071,068
                                                                                          ------------
SHORT-TERM INVESTMENTS  11.4%
Delaware Cnty. Ind. Dev. Auth.
 Poll. Ctrl. Rev., BP Oil, Inc.
 Proj., F.R.D.D.                   P-1            1.15          3/03/03       1,300          1,300,000
Emmaus Gen. Auth. Rev., Loan
 Prog., Ser. A, F.S.A., F.R.W.D.   A-1(d)         1.12          3/06/03       1,110          1,110,000
Mun. Secs. Trust Certs.,
 G.O., Ser. 2000-110, Class A,
 F.R.D.D.                          A-1(d)         1.20          3/03/03       1,500          1,500,000
 Ser. 2000-91, Class A,
 M.B.I.A., F.R.D.D.                A-1+(d)        1.15          3/03/03         500            500,000

    See Notes to Financial Statements                                     11

   Prudential Municipal Series Fund      Pennsylvania Series
         Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Philadelphia Auth. Ind. Dev.
 Rev.,
 Fox Chase Cancer Ctr. Proj.,
 F.R.D.D.                          A-1+(d)        1.15%         3/03/03   $     700       $    700,000
 Girard Estate Aramark Proj.,
 F.R.W.D.                          A-1+(d)        1.15          3/06/03       2,400          2,400,000
Philadelphia Hosps. & Higher Ed.
 Facs. Auth. Hosp. Rev.,
 Children's Hosp. Proj., Ser. A,
 F.R.D.D.                          VMIG1          1.15          3/03/03       8,200          8,200,000
Schuylkill Cnty. Ind. Dev. Auth.
 Res. Recov. Rev., Northeastern
 Pwr., Ser. B, A.M.T., F.R.D.D.    A-1+(d)        1.25          3/03/03       3,300          3,300,000
                                                                                          ------------
Total short-term investments
 (cost $19,010,000)                                                                         19,010,000
                                                                                          ------------
Total Investments  104.2%
 (cost $163,994,931; Note 5)                                                               173,081,068
Liabilities in excess of other
 assets  (4.2%)                                                                             (6,966,567)
                                                                                          ------------
Net Assets  100%                                                                          $166,114,501
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

  Prudential Municipal Series Fund      Pennsylvania Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (h).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (h).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Represents a when-issued security.
(f) Issuer in default on interest payments. Non-income producing security.
(g) Partial principal amount pledged as collateral for financial futures contracts.
(h) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $163,994,931)                          $ 173,081,068
Cash                                                                      47,949
Interest receivable                                                    1,894,229
Receivable for investments sold                                          338,385
Receivable for Series shares sold                                         80,256
Other assets                                                               4,320
                                                                 -----------------
      Total assets                                                   175,446,207
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                      8,798,690
Payable for Series shares reacquired                                     305,460
Management fee payable                                                    63,011
Dividends payable                                                         57,582
Accrued expenses                                                          48,699
Distribution fee payable                                                  39,403
Deferred trustees' fees                                                   10,736
Due to broker--variation margin                                            8,125
                                                                 -----------------
      Total liabilities                                                9,331,706
                                                                 -----------------
NET ASSETS                                                         $ 166,114,501
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     156,882
   Paid-in capital in excess of par                                  154,450,104
                                                                 -----------------
                                                                     154,606,986
   Undistributed net investment income                                    45,795
   Accumulated net realized gain on investments                        2,388,240
   Net unrealized appreciation on investments                          9,073,480
                                                                 -----------------
Net assets, February 28, 2003                                      $ 166,114,501
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($125,759,572 / 11,876,014 shares of beneficial interest
      issued and outstanding)                                             $10.59
   Maximum sales charge (3% of offering price)                               .33
                                                                 -----------------
   Maximum offering price to public                                       $10.92
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($39,238,276 / 3,706,714 shares of beneficial
      interest issued and outstanding)                                    $10.59
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($1,116,653
      / 105,482 shares of beneficial interest issued and
      outstanding)                                                        $10.59
   Sales charge (1% of offering price)                                       .11
                                                                 -----------------
   Offering price to public                                               $10.70
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 4,337,351
                                                                 -----------------
Expenses
   Management fee                                                       412,255
   Distribution fee--Class A                                            155,423
   Distribution fee--Class B                                             98,796
   Distribution fee--Class C                                              3,920
   Transfer agent's fees and expenses                                    47,000
   Custodians's fees and expenses                                        44,000
   Reports to shareholders                                               28,000
   Registration fees                                                     15,000
   Legal fees and expenses                                                7,000
   Audit fee                                                              7,000
   Trustees' fees                                                         5,000
   Miscellaneous                                                          3,410
                                                                 -----------------
      Total expenses                                                    826,804
Less: Custodian fee credit (Note 1)                                        (938)
                                                                 -----------------
   Net expenses                                                         825,866
                                                                 -----------------
Net investment income                                                 3,511,485
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                            2,339,452
   Financial futures transactions                                      (246,197)
                                                                 -----------------
                                                                      2,093,255
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (1,080,228)
   Financial futures                                                     62,857
                                                                 -----------------
                                                                     (1,017,371)
                                                                 -----------------
Net gain on investments                                               1,075,884
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 4,587,369
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months             Year
                                                       Ended               Ended
                                                 February 28, 2003    August 31, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   3,511,485       $   7,677,548
   Net realized gain on investment
      transactions                                     2,093,255             534,257
   Net change in unrealized appreciation on
      investments                                     (1,017,371)           (161,928)
                                                 -----------------    ---------------
   Net increase in net assets resulting from
      operations                                       4,587,369           8,049,877
                                                 -----------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (2,652,340)         (5,855,040)
      Class B                                           (793,635)         (1,777,830)
      Class C                                            (19,715)            (37,387)
                                                 -----------------    ---------------
                                                      (3,465,690)         (7,670,257)
                                                 -----------------    ---------------
   Distributions from net realized gains
      Class A                                           (259,633)                 --
      Class B                                            (83,960)                 --
      Class C                                             (2,175)                 --
                                                 -----------------    ---------------
                                                        (345,768)                 --
                                                 -----------------    ---------------
Fund share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares sold                       8,259,714          15,783,624
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    2,177,987           4,262,957
   Cost of shares reacquired                         (13,124,435)        (17,957,048)
                                                 -----------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                       (2,686,734)          2,089,533
                                                 -----------------    ---------------
Total increase (decrease)                             (1,910,823)          2,469,153
NET ASSETS
Beginning of period                                  168,025,324         165,556,171
                                                 -----------------    ---------------
End of period(a)                                   $ 166,114,501       $ 168,025,324
                                                 -----------------    ---------------
                                                 -----------------    ---------------
------------------------------
(a) Includes undistributed net investment
income of                                          $      45,795       $          --
                                                 -----------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements (Unaudited)

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to Pennsylvania Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on April 3, 1987. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Trustees, in consultation with the subadviser.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements (Unaudited) Cont'd.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain
(loss) on financial futures transactions.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain
(loss). The difference between the premium and the amount received or paid on

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements (Unaudited) Cont'd.

effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain
(loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Written options and future contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other securities or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends are made monthly. Distributions of net

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements (Unaudited) Cont'd.

capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Series could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensated PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plan were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended February 28, 2003.

      PIMS has advised the Series that they have received approximately $34,300 and $2,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the six months ended February 28, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
                                                                          21

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Series that for the six months ended February 28, 2003, they received approximately $43,200 and $1,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended February 28, 2003, the amount of the commitment was $800 million, and the SCA allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the six months ended February 28, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended February 28, 2003, the Series incurred fees of approximately $32,900 for the services of PMFS. As of February 28, 2003, approximately $5,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $3,100 in total networking fees of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential was approximately $2,700 for the six months ended February 28, 2003. As of February 28, 2003, approximately $500 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended February 28, 2003, were $43,152,896 and $47,127,460, respectively.

      During the six months ended February 28, 2003, the Series entered into financial futures contracts. Details of financial futures contracts open at period end are as follows:

                                                    Value at        Value at
Number of                          Expiration     February 28,       Trade          Unrealized
Contracts           Type              Date            2003            Date         Depreciation
---------     -----------------    -----------    ------------     ----------     --------------
              Short positions:
    10        U.S. T-Bond          Mar. 2003       $1,158,125      $1,145,468        $ 12,657

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

      The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of February 28, 2003 were as follows:

                                                   Net Unrealized
 Tax Basis       Appreciation     Depreciation      Appreciation
------------     ------------     ------------     ---------------
$163,811,823     $ 11,915,800      $ 2,646,555       $ 9,269,245

Note 6. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
                                                                          23

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended February 28, 2003:
Shares sold                                                      343,910    $  3,612,004
Shares issued in reinvestment of dividends and distributions     161,004       1,683,561
Shares reacquired                                               (924,190)     (9,699,488)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (419,276)     (4,403,923)
Shares issued upon conversion from Class B                       300,022       3,154,546
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (119,254)   $ (1,249,377)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      608,060    $  6,281,237
Shares issued in reinvestment of dividends and distributions     319,533       3,301,704
Shares reacquired                                             (1,270,028)    (13,152,591)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (342,435)     (3,569,650)
Shares issued upon conversion from Class B                       619,553       6,385,760
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    277,118    $  2,816,110
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                      415,879    $  4,366,789
Shares issued in reinvestment of dividends and distributions      45,946         480,219
Shares reacquired                                               (313,880)     (3,277,995)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     147,945       1,569,013
Shares issued upon conversion into Class A                      (300,197)     (3,154,546)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (152,252)   $ (1,585,533)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      805,163    $  8,331,417
Shares issued in reinvestment of dividends and distributions      90,786         937,968
Shares reacquired                                               (376,760)     (3,896,087)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     519,189       5,373,298
Shares reacquired upon conversion into Class A                  (619,675)     (6,385,760)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (100,486)   $ (1,012,462)
                                                              ----------    ------------
                                                              ----------    ------------

    24

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended February 28, 2003:
Shares sold                                                       26,725    $    280,921
Shares issued in reinvestment of dividends and distributions       1,359          14,207
Shares reacquired                                                (13,984)       (146,952)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     14,100    $    148,176
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      113,103    $  1,170,970
Shares issued in reinvestment of dividends and distributions       2,252          23,285
Shares reacquired                                                (87,106)       (908,370)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     28,249    $    285,885
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   10.54
                                                                 -----------------
Income from investment operations
Net investment income                                                      .22
Net realized and unrealized gain (loss) on investment
transactions                                                               .07
                                                                 -----------------
   Total from investment operations                                        .29
                                                                 -----------------
Less distributions
Dividends from net investment income                                      (.22)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.02)
                                                                 -----------------
   Total distributions                                                    (.24)
                                                                 -----------------
Net asset value, end of period                                       $   10.59
                                                                 -----------------
                                                                 -----------------
TOTAL INVESTMENT RETURN(a):                                               2.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 125,760
Average net assets (000)                                             $ 125,369
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(f)                                                              .94%(d)
   Expenses, excluding distribution and service (12b-1) fees               .69%(d)
   Net investment income                                                  4.32%(d)
For Class A, B and C shares:
   Portfolio turnover rate                                                  28%(e)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.70% to 4.73%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.
(e) Not annualized.
(f) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights (Unaudited) Cont'd.

                                  Class A
----------------------------------------------------------------------------
                           Year Ended August 31,
----------------------------------------------------------------------------
 2002(c)          2001           2000           1999           1998
----------------------------------------------------------------------------
 $  10.52       $  10.05       $  10.13       $  10.92       $  10.73
----------     ----------     ----------     ----------     ----------   ---
      .49            .51            .53            .53            .57
      .02            .47           (.05)          (.67)           .21
----------     ----------     ----------     ----------     ----------
      .51            .98            .48           (.14)           .78
----------     ----------     ----------     ----------     ----------
     (.49)          (.51)          (.53)          (.53)          (.57)
       --             --             --             --             --(b)
       --             --(b)        (.03)          (.12)          (.02)
----------     ----------     ----------     ----------     ----------   ---
     (.49)          (.51)          (.56)          (.65)          (.59)
----------     ----------     ----------     ----------     ----------
 $  10.54       $  10.52       $  10.05       $  10.13       $  10.92
----------     ----------     ----------     ----------     ----------
----------     ----------     ----------     ----------     ----------
     5.03%         10.07%          4.98%         (1.35)%         7.55%
 $126,410       $123,254       $109,068       $104,210       $ 97,794
 $123,971       $116,925       $106,181       $104,460       $ 96,053
      .96%           .93%           .90%           .84%           .77%
      .71%           .68%           .65%           .64%           .67%
     4.73%          4.97%          5.31%          5.00%          5.26%
       31%            35%            21%            23%            13%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 10.53
                                                                     --------
Income from investment operations
Net investment income                                                     .21
Net realized and unrealized gain (loss) on investment
transactions                                                              .08
                                                                     --------
   Total from investment operations                                       .29
                                                                     --------
Less distributions
Dividends from net investment income                                     (.21)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.02)
                                                                     --------
   Total distributions                                                   (.23)
                                                                     --------
Net asset value, end of period                                        $ 10.59
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN(a):                                              2.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $39,238
Average net assets (000)                                              $39,846
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.19%(d)
   Expenses, excluding distribution and service (12b-1) fees              .69%(d)
   Net investment income                                                 4.07%(d)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.46% to 4.49%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights (Unaudited) Cont'd.

                                  Class B
----------------------------------------------------------------------------
                           Year Ended August 31,
----------------------------------------------------------------------------
 2002(c)          2001           2000           1999           1998
----------------------------------------------------------------------------
 $  10.52       $  10.05       $  10.13       $  10.92       $  10.72
----------     ----------     ----------     ----------     ----------
      .46            .48            .50            .50            .53
      .01            .47           (.05)          (.67)           .22
----------     ----------     ----------     ----------     ----------
      .47            .95            .45           (.17)           .75
----------     ----------     ----------     ----------     ----------
     (.46)          (.48)          (.50)          (.50)          (.53)
       --             --             --             --             --(b)
       --             --(b)        (.03)          (.12)          (.02)
----------     ----------     ----------     ----------     ----------
     (.46)          (.48)          (.53)          (.62)          (.55)
----------     ----------     ----------     ----------     ----------
 $  10.53       $  10.52       $  10.05       $  10.13       $  10.92
----------     ----------     ----------     ----------     ----------
----------     ----------     ----------     ----------     ----------
     4.68%          9.79%          4.72%         (1.65)%         7.13%
 $ 40,653       $ 41,638       $ 54,665       $ 88,519       $117,678
 $ 39,674       $ 44,507       $ 68,309       $104,860       $125,306
     1.21%          1.18%          1.15%          1.14%          1.17%
      .71%           .68%           .65%           .64%           .67%
     4.49%          4.74%          5.06%          4.70%          4.87%

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                ------------------
                                                                 Six Months Ended
                                                                February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $10.54
                                                                     -------
Income from investment operations
Net investment income                                                    .20
Net realized and unrealized gain (loss) on investment
transactions                                                             .07
                                                                     -------
   Total from investment operations                                      .27
                                                                     -------
Less distributions
Dividends from net investment income                                    (.20)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.02)
                                                                     -------
   Total distributions                                                  (.22)
                                                                     -------
Net asset value, end of period                                        $10.59
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             2.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $1,117
Average net assets (000)                                              $1,054
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(e)                                                           1.44%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .69%(d)
   Net investment income                                                3.83%(d)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.20% to 4.23%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.
(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights (Unaudited) Cont'd.

                                  Class C
----------------------------------------------------------------------------
                           Year Ended August 31,
----------------------------------------------------------------------------
 2002(c)          2001           2000           1999           1998
----------------------------------------------------------------------------
  $10.52         $10.05         $10.13         $10.92         $10.72
----------     ----------     ----------     ----------     ----------
     .44            .46            .48            .47            .50
     .02            .47           (.05)          (.67)           .22
----------     ----------     ----------     ----------     ----------
     .46            .93            .43           (.20)           .72
----------     ----------     ----------     ----------     ----------
    (.44)          (.46)          (.48)          (.47)          (.50)
      --             --             --             --             --(b)
      --             --(b)        (.03)          (.12)          (.02)
----------     ----------     ----------     ----------     ----------
    (.44)          (.46)          (.51)          (.59)          (.52)
----------     ----------     ----------     ----------     ----------
  $10.54         $10.52         $10.05         $10.13         $10.92
----------     ----------     ----------     ----------     ----------
----------     ----------     ----------     ----------     ----------
    4.42%          9.52%          4.46%         (1.91)%         6.86%
  $  963         $  664         $  479         $  882         $1,113
  $  885         $  493         $  655         $1,075         $  661
    1.46%          1.43%          1.40%          1.39%          1.42%
     .71%           .68%           .65%           .64%           .67%
    4.23%          4.47%          4.79%          4.46%          4.60%

    See Notes to Financial Statements                                     31

Prudential Municipal Series Fund      Pennsylvania Series

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable.
These annual and semiannual reports are
prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                       www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful--
and not-so-successful--strategies in
this section of your report. Look for
recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings), liabilities
(how much the Fund owes), and net assets
(the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Municipal Series Fund      Pennsylvania Series

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how
Prudential mutual funds prices securities.
The notes also explain who manages and
distributes the Fund's shares and, more
important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis.
It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                     www.prudential.com     (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant
Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PMPAX    74435M879
Class B         PBPAX    74435M887
Class C         PPNCX    74435M481

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Prudential Financial (Logo)


Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PMPAX    74435M879
Class B         PBPAX    74435M887
Class C         PPNCX    74435M481

MF132E2   IFS-A079278